AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1,1999

                                                           FILE NO. 33-43133
                                                           FILE NO. 811-6422
------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                      PRE-EFFECTIVE AMENDMENT NO. ____                       [ ]
                      POST-EFFECTIVE AMENDMENT NO. 13                        [X]
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]
                               AMENDMENT NO. 14                              [X]

                                   AON FUNDS
                           (Exact Name of Registrant)

                             123 North Wacker Drive
                            Chicago, Illinois 60606
                    (Address of Principal Executive Offices)

                 Registrant's Telephone Number: (312) 701-3300

                               MICHAEL A. CONWAY
                                   President
                                   Aon Funds
                             123 North Wacker Drive
                            Chicago, Illinois 60606
               (Name and Address of Agent for Service of Process)

                                    Copy to:

                              ANDREW H. SHAW, ESQ.
                                Sidley & Austin
                            One First National Plaza
                            Chicago, Illinois 60603
                             ---------------------

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:


  X        immediately upon filing pursuant to paragraph (b) of Rule 485
------
           on       Date        pursuant to paragraph (b) of Rule 485
------        -----------------
           60 days after filing pursuant to paragraph (a) of Rule 485
------
           on       Date        pursuant to paragraph (a) of Rule 485
------        -----------------
           75 days after filing pursuant to paragraph (a) (ii) of Rule 485
------
           on       Date        pursuant to paragraph (a) (ii) of Rule 485
------        -----------------

                                   PROSPECTUS

                                   AON FUNDS
                       123 NORTH WACKER DRIVE, 29TH FLOOR
                            CHICAGO, ILLINOIS 60606
                                 March 1, 1999
                                   (Aon Logo)







MONEY MARKET FUND

GOVERNMENT SECURITIES FUND

ASSET ALLOCATION FUND

S&P 500 INDEX FUND

INTERNATIONAL EQUITY FUND

REIT INDEX FUND



This Prospectus provides information about the Aon Funds that you should know before investing. You should keep this Prospectus for future reference.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) DOES NOT DETERMINE THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE AND IT HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. ANYONE WHO REPRESENTS TO YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


Overview of Funds                                                       1
     Money Market Fund                                                  1
     Government Securities Fund                                         2
     Asset Allocation Fund                                              3
     S&P 500 Index Fund                                                 4
     International Equity Fund                                          5
     REIT Index Fund                                                    6
Types of Investment Risk                                                7
Fund Expenses                                                           8
Financial Highlights                                                   10
Additional Investment Policies and Risks                               14
     Money Market Fund                                                 14
     Government Securities Fund                                        15
     Asset Allocation Fund                                             16
     S&P 500 Index Fund                                                16
     International Equity Fund                                         17
     REIT Index Fund                                                   19
Management of the Trust                                                20
Net Asset Value                                                        22
Purchase of Shares                                                     23
Redemption of Shares                                                   24
Additional Services to Investors                                       26
Dividends, Distributions and Taxes                                     27
Additional Information                                                 28


Rely only on the information contained in this document. We have not authorized anyone to provide you with information that is different. This prospectus is not an offer to sell securities in any place where it would be illegal to do so.

















"Aon" refers to Aon Corporation. "Aon Funds" and the "Trust" refer to Aon Funds, an open-ended management investment company, and "Fund" or "Funds" refer to one or more of the six separate series of shares of Aon Funds, as more fully described under "Additional Information." "Adviser" refers to Aon Advisors, Inc., a wholly-owned subsidiary of Aon and, where applicable, Brinson Partners, Inc., the investment sub-adviser of the International Equity Fund.

                               OVERVIEW OF FUNDS


MONEY MARKET FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY
The investment objective of the Money Market Fund is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund seeks to achieve its objective by investing in a portfolio of high-quality, short-term money market instruments which include:
-  U.S Government securities
-  Certificates of deposit and time deposits issued by U.S. banks
-  Repurchase agreements with banks or government securities dealers
- Commercial paper (unsecured promissory notes issued by corporations to finance short-term credit needs)

The Fund will invest only in U.S. dollar-denominated instruments maturing in 13 months or less. The average maturity of the Fund's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. By restricting the maturity of its investments, the Fund seeks to limit changes in the value of its assets resulting from market factors in order to maintain a constant net asset value of $1.00 per share. See "Net Asset Value."

PRINCIPAL RISKS
The Fund invests in securities that may not earn as high a level of current income as long-term or lower quality securities. The rate of return to shareholders will vary with the general levels of interest rates that apply to short-term, high quality debt instruments. Changes in the Fund's operating expenses will also affect the rate of return.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THIS FUND MAY BE APPROPRIATE FOR:
-  Conservative investors primarily concerned with stability of principal
-  Investors needing liquidity to match shorter-term investment goals


7 DAY YIELD
-----------

As of December 31, 1998, the 7 day effective yield was 5.15%.

The bar chart and table below illustrate how performance can vary and give you an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for each full calendar year since its inception. The table shows how the Fund's average annual returns for one year, five years, and inception to date compare with those of the Lipper Money Market Fund Index. The information assumes the reinvestment of all dividends and distributions. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


CALENDAR YEAR TOTAL
-------------------
RETURNS
-------
As of December 31 of each year

                        1993      1994      1995      1996      1997     1998
Money Market Fund       3.12%     4.15%     5.98%     5.34%     5.49%    5.47%


BEST AND WORST QUARTERLY PERFORMANCE
------------------------------------

During the periods shown in the above chart, the highest return for a quarter was 1.50% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.76% (quarter ended June 30, 1993).


AVERAGE ANNUAL TOTAL RETURNS
----------------------------                                     Since
As of December 31, 1998                                        Inception
                                          1-year     5-years   (01/03/92)
                                          ------     -------   ----------
Money Market Fund                          5.47%      5.28%      4.73%
Lipper Money Market Fund Index             5.10%      4.90%      4.38%


See "Additional Investment Policies and Risks--Money Market Fund."

GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY
The investment objective of the Government Securities Fund is to seek high current income with limited credit risk through investing in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Government Securities Fund will invest at least 80% of its total assets in U.S. Government securities of various maturities. The U.S. Government securities in which the Fund may invest include:
-  U.S. Treasury bills, notes, and bonds

And obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including those of:

-  Government National Mortgage Association ("GNMA")
-  Federal Home Loan Banks
-  Federal National Mortgage Association ("FNMA")
-  Federal Land Banks
-  Farmer's Home Administration
-  Student Loan Marketing Association

The Fund seeks to enhance returns by varying the average maturity of the portfolio. Generally, the average maturity is between three to twelve years. The Fund has in the past invested pricipally in non-callable, non-prepayable securities with an emphasis on obligations issued or guaranteed by U.S. Government agencies. However, the fund has the flexibility to invest up to 50% of its net assets in securities of the GNMA and FNMA and may invest in certain other securities which may involve a risk of early repayment of principal. Prevailing interest rates at the time of such prepayments may be lower than the current yield of the Fund; therefore, such prepayment could adversely affect the yield of the fund. If the Fund is attempting to adjust the average maturity or take advantage of relatively attractive prices, it may sell securities within the portfolio.

PRINCIPAL RISKS
The Government Securities Fund is subject to the risks associated with investing in longer-term fixed income securities such as bonds. Bonds are issued to evidence loans that investors make to corporations and governments. They are vulnerable principally to interest rate risk, but are also exposed to market risk. See "Types of Investment Risk."

The value of U.S. Government securities owned by the Government Securities Fund will fluctuate in response to various market forces and will generally vary inversely with prevailing interest rate levels. Therefore, the value of an investment in the Fund also will fluctuate and you may lose money investing in this Fund. In this regard, any U.S. Government or agency guarantee of securities held in the Government Securities Fund does not guarantee the value of an investment in the Fund.

THIS FUND MAY BE APPROPRIATE FOR:
- Investors seeking an opportunity for higher income and capital appreciation unavailable with shorter-term debt investments
- Investors who desire the relative credit safety that U.S. Government securities offer

The bar chart and table below illustrate how performance can vary and give you an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for each full calendar year since inception. The table shows how the Fund's average annual returns for one year and inception to date compare with those of the Lehman Brothers U.S. Government Bond Index. The information assumes the reinvestment of all dividends and distributions. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL
-------------------
RETURNS
-------
As of December 31 of each year

                                                   1997       1998
Government Securities Fund                        10.00%     10.58%

BEST AND WORST QUARTERLY PERFORMANCE
------------------------------------

During the periods shown in the above chart, the highest return for a quarter was 5.80% (quarter ended September 30, 1998) and the lowest return for a quarter was 0.98% (quarter ended March 31, 1997).


AVERAGE ANNUAL TOTAL RETURNS                             Since
----------------------------                           inception
As of December 31, 1998                       1-year   (09/03/96)
                                              ------   ----------
Government Securities Fund                    10.58%     10.33%
Lehman Brothers U.S. Government Bond Index     9.85%     10.34%


See "Additional Investment Policies and Risks--Government Securities Fund."


ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY
The investment objective of the Asset Allocation Fund is to maximize total return on invested capital, to be derived from capital appreciation, dividends and interest. This Fund follows a flexible asset allocation strategy that shifts among a wide range of investments and markets. Assets are invested in equity securities, debt securities and money market instruments, the proportion of each being continuously determined by the Adviser. The Fund generally seeks to acquire equity securities of businesses that generate significant operating margins, strong cash flow, or high returns on capital. The Adviser evaluates the purchase price of the stock in relation to historical and projected earnings and cash flow. The Fund seeks to buy those equities where the price is reasonable relative to the projected growth in the earnings and cash flow of the business. The Fund may invest in small, mid-capitalization and large companies. The Fund buys primarily U.S. Treasury securities and investment grade bonds for the fixed income portion of the portfolio. The Fund may sell equity securities when, based on earnings, or valuation, they no longer are attractive. The Fund may sell debt securities if their fundamental qualities deteriorate or to take advantage of more attractive yield opportunities.

PRINCIPAL RISKS
The Asset Allocation Fund is subject to the risks associated with investing in both equity securities and bonds. These risks include market risk, event risk, interest rate risk, credit risk, and political/legal risk. The Asset Allocation Fund is also vulnerable to small/mid-capitalization company risk. "See Types of Investment Risk." The value of an investment in the Fund will fluctuate, and you may lose money investing in the Fund.

THIS FUND MAY BE APPROPRIATE FOR:
- Investors wishing to invest in a mix of stocks, bonds and money market instruments within the same mutual fund
- Investors who want a professional investment advisor to make their investment allocation decisions

The bar chart and table below illustrate how performance can vary and give you an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for each full calendar year since inception. The table shows how the Fund's average annual returns for one year and inception to date compare with those of the Lipper Flexible Portfolio Fund Average. The information assumes the reinvestment of all dividends and distributions. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL
-------------------
RETURNS
-------
As of December 31 of each year

                                         1995       1996       1997     1998
Asset Allocation Fund                   33.77%     10.47%     31.46%    5.57%


BEST AND WORST QUARTERLY PERFORMANCE
------------------------------------
During the periods shown in the above chart, the highest return for a quarter was 16.15% (quarter ended June 30, 1997) and the lowest return for a quarter was -12.65% (quarter ended September 30, 1998).


AVERAGE ANNUAL TOTAL RETURNS                             Since
----------------------------                           inception
As of December 31, 1998                       1-year   (03/01/94)
                                              ------   ----------
Asset Allocation Fund                          5.57%     16.17%
Lipper Flexible Portfolio Fund Average        14.20%     15.12%


See "Additional Investment Policies and Risks--Asset Allocation Fund."

S&P 500 INDEX FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY
The investment objective of the S&P 500 Index Fund is to provide capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), through investment in common stocks traded on the New York Stock Exchange and the American Stock Exchange and in the over-the-counter markets. The Fund generally invests in all 500 stocks of the S&P 500 Index, in approximately the same weightings as the issues in the Index. Like the securities in the S&P 500 Index, the Fund will hold both dividend paying and non-dividend paying common stocks.

Active portfolio management strategies are not used in making investment decisions for the S&P 500 Index Fund. Rather, the Fund utilizes a passive investment management approach. The Fund may use statistical selection techniques to determine which securities to purchase or sell to most efficiently replicate the investment return of the S&P 500 Index.

PRINCIPAL RISKS
The S&P 500 Index Fund is subject to the risks associated with investing in U.S. equity securities of relatively large capitalization. These risks including market risk, event risk and political/legal risk. See "Types of Investment Risk." The value of an investment in the Fund will fluctuate, and you may lose money investing in the Fund.


THIS FUND MAY BE APPROPRIATE FOR:
- Investors looking for an investment that tends to approximate the performance of the general market for large-capitalization U.S. equity securities
-  Investors who want a diverse holding of stocks within the same mutual fund
-  Investors seeking a growth-oriented vehicle

The bar chart and table below illustrate how performance can vary and give you an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for each full calendar year since inception. The table shows how the Fund's average annual returns for one year and inception to date compare with those of the S&P 500 Index. The information assumes the reinvestment of all dividends and distributions. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL
-------------------
RETURNS
-------
As of December 31 of each year

                                                          1997      1998
S&P 500 Index Fund                                       32.83%    28.70%

BEST AND WORST QUARTERLY PERFORMANCE
------------------------------------

During the periods shown in the above chart, the highest return for a quarter was 21.18% (quarter ended December 31, 1998) and the lowest return for a quarter was -9.77% (quarter ended September 30, 1998).


AVERAGE ANNUAL TOTAL RETURNS                             Since
----------------------------                           inception
As of December 31, 1998                       1-year   (09/03/96)
                                              ------   ----------
S&P 500 Index Fund                            28.70%     33.04%
S&P 500 Index                                 28.58%     33.33%

See "Additional Investment Policies and Risks--S&P 500 Index Fund."

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY
The investment objective of the International Equity Fund is to provide long-term capital appreciation by investing primarily in equity and equity-related securities of companies that are organized outside of the United States or whose securities are principally traded outside of the United States. The Fund's investments may include:

- Securities of companies organized in the United States but having their principal activities and interests outside the United States
-  Securities denominated or quoted in foreign currency
- Securities issued by foreign governments or agencies or instrumentalities of foreign governments

The Adviser's investment strategy is to invest in the equity securities of non-U.S. markets and companies which are believed to be undervalued based upon decisions concerning the relative attractiveness of asset classes, the individual international equity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The relative performance of foreign currencies is an important factor in the International Equity Fund's performance. The Adviser may manage the Fund's exposure to various currencies to take advantage of different yield, risk and return characteristics.

The Fund generally invests in the equity markets that comprise the Morgan Stanley Capital International Non-U.S. Equity (Free) Index (the "MSCI Index"), and it invests primarily in the larger, more liquid securities available in those equity markets. The Adviser will attempt to enhance the long-term return and risk performance of the International Equity Fund relative to the MSCI Index by deviating from the normal MSCI Index mix of country allocation and currencies in reaction to perceived discrepancies between current market prices and fundamental values. The Fund may sell securities when, based on their growth potential or price, they no longer are attractive in the Adviser's opinion.

Under normal market conditions, the International Equity Fund will invest at least 65% of its total assets in the securities of foreign issuers located (or, in the case of the securities, traded) in countries other than the United States.

PRINCIPAL RISKS
The International Equity Fund is subject to the general risks associated with investing in equity securities. These risks include event risk, market risk and political/legal risk. See "Types of Investment Risk." The International Equity Fund is also subject to the risks that may be associated with foreign securities and foreign currencies. These include:
-  Currency exchange rate fluctuations
-  Risks relating to political or economic conditions in foreign countries
- Potentially less stringent investor protection, disclosure standards and settlement procedures of foreign markets
-  Less market liquidity

These factors could make foreign investments more volatile. The value of an investment in the Fund will fluctuate, and you may lose money investing in the Fund.

THIS FUND MAY BE APPROPRIATE FOR:
-  Aggressive investors who wish to gain exposure to non-U.S. equity markets
- Investors who may want to diversify a balanced or equity portfolio with a modest allocation to non-U.S. equities

The bar chart and table below illustrate how performance can vary and give you an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for each full calendar year since inception. The table shows how the Fund's average annual returns for one year and inception to date compare with those of the MSCI Index. The information assumes the reinvestment of all dividends and distributions. Keep in mind that the fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL
-------------------
RETURNS
-------
As of December 31 of each year

                                                          1997    1998
International Equity Fund                                 6.47%  14.58%

BEST AND WORST QUARTERLY PERFORMANCE
------------------------------------

During the periods shown in the above chart, the highest return for a quarter was 17.52% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.13% (quarter ended September 30, 1998).


AVERAGE ANNUAL TOTAL RETURNS                             Since
----------------------------                           inception
As of December 31, 1998                       1-year   (09/03/96)
                                              ------   ----------
International Equity Fund                     14.58%     12.13%
MSCI Index                                    18.67%      9.88%

See "Additional Investment Policies and Risks--International Equity Fund."


REIT INDEX FUND

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY
The investment objective of the REIT Index Fund is to provide capital appreciation and accumulation of income that corresponds to the investment return of the Morgan Stanley REIT Index, a benchmark of U.S. real estate investment trusts ("REITs"). The Fund seeks to achieve this objective by investing primarily in securities of REITs comprising the Morgan Stanley REIT Index, which are principally engaged in or related to the real estate industry, including ownership of significant real estate assets. The Fund will invest only in equity REITs and generally will hold dividend paying REIT securities. The Fund will not invest directly in real estate.

Active portfolio management strategies are not used in making investment decisions for the REIT Index Fund. Rather, the Fund utilizes a passive investment management approach. The Fund may use statistical selection techniques to determine which securities to purchase or sell to most efficiently replicate the investment return of the Morgan Stanley REIT Index.

PRINCIPAL RISKS
The REIT Index Fund is subject to the general risks associated with investing in equity securities. These risks include event risk, market risk, and political/legal risk. See Types of Investment Risks. The REIT Index Fund also involves real estate industry risk. In general, real estate values are affected by a variety of factors, including:
-  Supply and demand for properties
-  The health of the U.S. economy and regional economies
-  The strength of specific industries renting properties

Ultimately, a REIT's performance depends on the types and locations of the properties it owns and how well the REIT manages its properties. REITs are also subject to interest rate risk because of the significant amount of dividend income they generally provide.

The value of an investment in the Fund will fluctuate, and you may lose money investing in the Fund.


THIS FUND MAY BE APPROPRIATE FOR:
- Investors looking for exposure to a broad range of properties diversified geographically and by industry
-  Investors primarily pursuing long-term growth and income
- Investors seeking to diversify their assets using an investment that may move independently of the overall market

The bar chart and table below illustrate how performance can vary and give you an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for each full calendar year since inception. The table shows how the Fund's average annual returns for one year and inception to date compare with those of the Morgan Stanley REIT Index. The information assumes the reinvestment of all dividends and distributions. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL
-------------------
RETURNS
-------
As of December 31 of each year

                                                         1997     1998
REIT Index Fund                                          18.75%  -17.11%

BEST AND WORST QUARTERLY PERFORMANCE
------------------------------------

During the periods shown in the above chart, the highest return for a quarter was 11.65% (quarter ended September 30, 1997) and the lowest return for a quarter was -10.46% (quarter ended September 30, 1998).


AVERAGE ANNUAL TOTAL RETURNS                             Since
----------------------------                           Inception
As of December 31, 1998                       1-year   (09/03/96)
                                              ------   ----------
REIT Index Fund                              -17.11%      8.12%
Morgan Stanley REIT Index                    -16.90%      8.40%

See "Additional Investment Policies and Risks--REIT Index Fund."



                            TYPES OF INVESTMENT RISK

CREDIT RISK
Credit risk, or default risk, refers to the risk that the issuer of a fixed income security may default (i.e., the issuer will be unable to make timely principal and interest payments on the security). When a security is purchased, its anticipated yield is dependent on the timely payment by the borrower of each interest and principal installment. Credit analysis and bond ratings take into account the relative likelihood that such timely payment will result. Therefore, lower-rated bonds tend to sell at higher yields than top-rated bonds of similar maturity. Furthermore, as economic, political and business developments unfold, lower quality bonds, which possess lower levels of protection with respect to timely payment, usually exhibit more price fluctuation than do higher-quality bonds of like maturity.

EVENT RISK
Event risk is the risk that the price of a security may fluctuate due to industry or corporate developments.

INTEREST RATE RISK
Interest rate risk is the risk that changing interest rates will affect the price of a security. This term is generally associated with bond prices, but applies to all investments. Over time, the level of interest rates available in the marketplace changes. As prevailing rates fall, the prices of bonds and other securities that trade on a yield basis tend to rise. On the other hand, when prevailing interest rates rise, bond prices generally will fall. Normally, the longer the maturity of a fixed-income security, the greater is the price volatility.

Conversely, the shorter the maturity, the greater is the price stability, but generally the lower is the yield. These factors may have an effect on the volatility of the share price of each Fund investing in debt securities. A change in the level of interest rates will tend to cause the net asset value per share of such Funds to change. If sustained over time, it would also have the effect of raising or lowering the yield of these Funds.

MARKET RISK
Market risk describes the risk that the price of a security may fall due to volatility in the marketplace. Although common stocks and other equity securities have a history of long-term growth in value, their prices may fluctuate dramatically in the short term in response to changes in market conditions, interest rates and other company, industry, political and economic developments.

POLITICAL/LEGAL RISK
Political/legal risk is the possibility of any political or legal actions adversely affecting the value of a security.

SMALL/MID-CAPITALIZATION COMPANY RISK
Small and mid-capitalization companies often have narrower markets and more limited managerial and financial resources than larger companies. As a result, their performance can be more volatile and they face greater risk of business failure.

                                 FUND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of any of the Funds.

SHAREHOLDER FEES
Shareholder fees are fees you pay directly from your investment when buying or selling shares of a Fund.



Maximum Sales Charge Imposed on Purchases                      None

Maximum Deferred Sales Charge                                  None

Maximum Sales Charge Imposed on Reinvested Dividends           None

Redemption Fees                                                None

Exchange Fees                                                  $5 per telephone
                                                               exchange


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)



                                                 DISTRIBUTION                            TOTAL
                                   MANAGEMENT        FEES            OTHER             OPERATING
FUND                                  FEES(2)    (12B-1 FEES)     EXPENSES(3)          EXPENSES(2)
----                               ----------    ------------     -----------         ------------
Money Market Fund                     .30%           None             .10%                .40%

Government Securities Fund            .44%           None             .13%                .57%

Asset Allocation Fund                 .65%           None             .11%                .76%

S&P 500 Index Fund                    .30%           None             .12%                .42%

International Equity Fund             .95%           None             .55%                1.50%

REIT Index Fund                       .60%           None             .14%                .74%

(1) Annual Fund Operating Expenses are based on amounts incurred during each Fund's most recent fiscal year ended October 31, 1998. Management Fees are payable based on a percentage of average daily net assets. Other expenses are based on estimated amounts.

(2) After giving effect to fee waivers, Management Fees and Total Operating Expenses would have been .10% and .20% for the Money Market Fund, .10% and .23% for the Government Securities Fund, .25% and .36% for the Asset Allocation Fund, .05% and .17% for the S&P 500 Index Fund, .60% and 1.15% for the International Equity Fund and .10% and.24% for the REIT Index Fund (restated in the case of the S&P 500 Index Fund to reflect a change in the rate of advisory fee waiver which became effective August 1, 1998). See "Management of the Trust--Investment Adviser."
(3) "Other Expenses" includes such expenses as custodial, transfer agent, fund accounting fees, audit, legal, printing, registration and other business operating expenses, but excludes extraordinary expenses. For further details, see "Management of the Trust--Investment Adviser."

EXAMPLE:

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. An investor would pay the following expenses on a $10,000 investment, assuming (1) operating expenses (before fee waivers) as incurred during the fiscal year ended October 31, 1998,
(2) a 5% annual return and (3) redemption at the end of each time period:

FUND                                  1 YEAR      3 YEARS      5 YEARS       10 YEARS
----                                  ------      -------      -------       --------
Money Market Fund                        $41         $129         $225           $507

Government Securities Fund               $58         $183         $320           $717

Asset Allocation Fund                    $78         $244         $425           $948

S&P 500 Index Fund                       $43         $135         $236           $532

International Equity Fund               $154         $480         $829         $1,812

REIT Index Fund                          $76         $238         $414           $924



THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE EXPENSES SHOWN IN THE EXAMPLE.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years or since inception.

     Set forth below are per share data, total investment return (how much your investment would have increased (or decreased) assuming reinvestment of all dividends and distributions), ratios and other supplemental data for a share of each Fund for the periods indicated. This information has been derived from information provided in the financial statements of Aon Funds (and its predecessor, Aon Asset Management Fund, Inc.).

     The following information has been audited by Ernst & Young LLP, independent auditors, whose unqualified report thereon is included in the financial statements of the Trust and the notes thereto incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with such financial statements and notes. The Annual Report to Shareholders of the Trust, which may be obtained upon request from the Trust without charge, contains further information about the performance of each of the Funds.

MONEY MARKET FUND
-----------------                                     YEAR         YEAR         YEAR         YEAR         YEAR
                                                      ENDED       ENDED        ENDED        ENDED        ENDED
Selected per share data                             10/31/98     10/31/97     10/31/96     10/31/95     10/31/94
                                                    ----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year                  $    1.00         1.00         1.00         1.00         1.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                               0.05         0.05         0.05         0.06         0.04
     Net realized and unrealized gain                    0.00         0.00         0.00            *            *
                                                    ----------  -----------  -----------  -----------  -----------
Total income from investment operations                  0.05         0.05         0.05         0.06         0.04

LESS DISTRIBUTIONS:
     Dividends from net investment income                0.05         0.05         0.05         0.06         0.04
     Distributions from net realized gain                0.00         0.00         0.00            *            *
                                                    ----------  -----------  -----------  -----------  -----------
Total distributions                                      0.05         0.05         0.05         0.06         0.04
                                                    ----------  -----------  -----------  -----------  -----------

Net asset value, end of year                        $    1.00         1.00         1.00         1.00         1.00
                                                    ==========  ===========  ===========  ===========  ===========

Total return                                            5.54%        5.44%        5.43%        5.93%        3.77%
                                                    ==========  ===========  ===========  ===========  ===========

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)              $ 693,667      766,356      395,104      420,094      410,912
Ratio to average net assets of:
     Expenses, net of waivers and                       0.20%        0.22%        0.23%        0.14%        0.15%
     reimbursements
     Expenses, before waivers and                       0.40%        0.40%        0.46%        0.39%        0.40%
     reimbursements
     Net investment income, net of waivers
        and reimbursements                              5.40%        5.34%        5.30%        5.79%        3.73%
     Net investment income, before waivers
        and reimbursements                              5.20%        5.16%        5.07%        5.54%        3.48%
------------------------------------------------------------------------------------------------------------------

* Less than 1 cent per share

GOVERNMENT SECURITIES FUND
--------------------------
                                                      YEAR         YEAR         09/03/96***
                                                      ENDED       ENDED          THROUGH
Selected per share data                             10/31/98     10/31/97        10/31/96
                                                    ----------  -----------  ----------------
Net asset value, beginning of period                $   10.49        10.21             10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                               0.59         0.59              0.07
     Net realized and unrealized gain                    0.60         0.28              0.21
                                                    ----------  -----------  ----------------
Total income from investment operations                  1.19         0.87              0.28

LESS DISTRIBUTIONS:
     Dividends from net investment income                0.59         0.59              0.07
     Distributions from net realized gain                0.00         0.00              0.00
                                                    ----------  -----------  ----------------
Total distributions                                      0.59         0.59              0.07
                                                    ----------  -----------  ----------------

Net asset value, end of period                      $   11.09        10.49             10.21
                                                    ==========  ===========  ================

Total return                                           11.72%        8.86%           2.79%**
                                                    ==========  ===========  ================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $ 156,312      104,385            40,505
Ratio to average net assets of:
     Expenses, net of waivers and                       0.23%        0.46%            0.89%*
     reimbursements
     Expenses, before waivers and                       0.57%        0.65%            0.89%*
     reimbursements
     Net investment income,  net of waivers
        and reimbursements                              5.54%        5.92%            5.59%*
     Net investment income, before waivers
        and reimbursements                              5.20%        5.73%            5.59%*
Portfolio turnover rate                                  219%         136%                4%
--------------------------------------------------------------------------------------------

* Annualized
** Not annualized
*** Inception of Fund

ASSET ALLOCATION FUND
---------------------                                          YEAR         YEAR         YEAR         YEAR         03/03/94***
                                                               ENDED       ENDED        ENDED        ENDED           THROUGH
Selected per share data                                      10/31/98     10/31/97     10/31/96     10/31/95        10/31/94
                                                             ----------  -----------  -----------  -----------  ---------------
Net asset value, beginning of year                           $   16.60        12.75        12.04         9.97            10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                        0.39         0.27         0.31         0.24             0.17
     Net realized and unrealized (loss) gain                    (0.32)         3.85         1.01         2.41             0.01
                                                             ----------  -----------  -----------  -----------  ---------------
Total income from investment operations                           0.07         4.12         1.32         2.65             0.18

LESS DISTRIBUTIONS:
     Dividends from net investment income                         0.35         0.24         0.31         0.24             0.16
     Distributions from net realized gain                         0.60         0.03         0.30         0.34             0.05
                                                             ----------  -----------  -----------  -----------  ---------------
Total distributions                                               0.95         0.27         0.61         0.58             0.21
                                                             ----------  -----------  -----------  -----------  ---------------

Net asset value, end of year                                 $   15.72        16.60        12.75        12.04             9.97
                                                             ==========  ===========  ===========  ===========  ===============

Total return                                                     0.21%       32.61%       11.06%       26.92%          1.84%**
                                                             ==========  ===========  ===========  ===========  ===============

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)                       $ 209,630      164,885       88,280       73,775           10,189
Ratio to average net assets of:
     Expenses, net of waivers and reimbursements                 0.36%        0.56%        0.87%        0.96%           1.25%*
     Expenses, before waivers and reimbursements                 0.76%        0.78%        0.87%        0.96%           1.39%*
     Net investment income, net of waivers
        and reimbursements                                       2.33%        1.90%        2.48%        2.73%           2.63%*
     Net investment income, before waivers
        and reimbursements                                       1.93%        1.68%        2.48%        2.73%           2.49%*
Portfolio turnover rate                                            64%          64%         120%          95%              64%

-------------------------------------------------------------------------------------------------------------------------------

* Annualized
** Not annualized
***Inception of Fund


S&P 500 INDEX FUND
------------------                                    YEAR         YEAR       09/03/96***
                                                      ENDED       ENDED         THROUGH
Selected per share data                             10/31/98     10/31/97       10/31/96
                                                    ----------  -----------  --------------
Net asset value, beginning of period                $   14.15        10.77           10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                               0.25         0.21            0.02
     Net realized and unrealized gain                    2.78         3.19            0.77
                                                    ----------  -----------  --------------
Total income from investment operations                  3.03         3.40            0.79

LESS DISTRIBUTIONS:
     Dividends from net investment income                0.23         0.02            0.02
     Distributions from net realized gain                0.48         0.00            0.00
                                                    ----------  -----------  --------------
Total distributions                                      0.71         0.02            0.02
                                                    ----------  -----------  --------------

Net asset value, end of period                      $   16.47        14.15           10.77
                                                    ==========  ===========  ==============

Total return                                           22.16%       31.58%         7.86%**
                                                    ==========  ===========  ==============

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $ 225,000      118,612          25,852
Ratio to average net assets of:
     Expenses, net of waivers and                       0.21%        0.37%          0.71%*
     reimbursements
     Expenses, before waivers and                       0.42%        0.49%          1.26%*
     reimbursements
     Net investment income, net of waivers
        and reimbursements                              1.51%        1.66%          1.60%*
     Net investment income, before waivers
        and reimbursements                              1.30%        1.54%          1.05%*
Portfolio turnover rate                                    7%          13%              0%
------------------------------------------------------------------------------------------

* Annualized
** Not annualized
***Inception of Fund

INTERNATIONAL EQUITY FUND
-------------------------                             YEAR         YEAR        09/03/96***
                                                      ENDED       ENDED          THROUGH
Selected per share data                             10/31/98     10/31/97       10/31/96
                                                    ----------  -----------  --------------
Net asset value, beginning of period                $   11.34        10.20           10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                               0.17         0.11            0.02
     Net realized and unrealized gain                    0.40         1.05            0.21
                                                    ----------  -----------  --------------
Total income from investment operations                  0.57         1.16            0.23

LESS DISTRIBUTIONS:
     Dividends from net investment income                0.43         0.02            0.03
     Distributions from net realized gain                0.12         0.00            0.00
                                                    ----------  -----------  --------------
Total distributions                                      0.55         0.02            0.03
                                                    ----------  -----------  --------------

Net asset value, end of period                      $   11.36        11.34           10.20
                                                    ==========  ===========  ==============

Total return                                            5.27%       11.34%         2.32%**
                                                    ==========  ===========  ==============

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $  61,543       53,143          25,177
Ratio to average net assets of:
     Expenses, net of waivers and                       1.15%        1.40%          1.46%*
     reimbursements
     Expenses, before waivers and                       1.50%        1.61%          1.46%*
     reimbursements
     Net investment income, net of waivers
        and reimbursements                              1.25%        1.14%          1.52%*
     Net investment income, before waivers
        and reimbursements                              0.90%        0.93%          1.52%*
Portfolio turnover rate                                   45%          27%              0%

-------------------------------------------------------------------------------------------

* Annualized
** Not annualized
***Inception of Fund

REIT INDEX FUND
---------------                                       YEAR         YEAR         09/03/96****
                                                      ENDED       ENDED           THROUGH
Selected per share data                             10/31/98     10/31/97        10/31/96
                                                    ----------  -----------  ---------------
Net asset value, beginning of period                $   13.69        10.44            10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment income                               0.68         0.41          0.10***
     Net realized and unrealized (loss) gain           (2.40)         2.99             0.34
                                                    ----------  -----------  ---------------
Total (loss) income from investment operations         (1.72)         3.40             0.44

LESS DISTRIBUTIONS:
     Dividends from net investment income                0.46         0.15             0.00
     Distributions from net realized gain                0.09         0.00             0.00
                                                    ----------  -----------  ---------------
Total distributions                                      0.55         0.15             0.00
                                                    ----------  -----------  ---------------

Net asset value, end of period                      $   11.42        13.69            10.44
                                                    ==========  ===========  ===============

Total return                                         (13.27%)       32.78%          4.40%**
                                                    ==========  ===========  ===============

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $  60,990       99,899           25,690
Ratio to average net assets of:
     Expenses, net of waivers and                       0.24%        0.51%           1.20%*
     reimbursements
     Expenses, before waivers and                       0.74%        0.82%           1.20%*
     reimbursements
     Net investment income, net of waivers
        and reimbursements                              4.80%        4.42%           5.97%*
     Net investment income, before waivers
        and reimbursements                              4.30%        4.11%           5.97%*
Portfolio turnover rate                                   50%          22%               0%

--------------------------------------------------------------------------------------------

* Annualized
** Not annualized
*** Calculated based on average shares outstanding throughout the period. ****Inception of Fund

                    ADDITIONAL INVESTMENT POLICIES AND RISKS

     Each Fund has an investment objective and related investment policies and restrictions. Each Fund uses various investment practices to pursue its objective. THERE IS NO GUARANTEE THAT ANY OF THE FUNDS WILL ACHIEVE ITS INVESTMENT OBJECTIVE. You should not consider one Fund to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk in the ability of the Adviser to make changes in the composition of the Funds in anticipation of changes in economic, business and financial conditions. As with any security, you may suffer a loss by investing in the Funds.

     Some investments and investment practices are described in greater detail under "Money Market Fund Investments, Investment Practices and Restrictions" and "Additional Investment Practices and Restrictions" in the Statement of Additional Information.


MONEY MARKET FUND

     The Fund seeks to achieve its objective by investing in a portfolio consisting of money market instruments, which include:

         (1) U.S. Government securities--obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies or instrumentalities. These obligations may include:
             - instruments that are supported by the full faith and credit of the United States (such as Treasury bills, notes and bonds, and obligations issued by the Government National Mortgage Association)
             - instruments that are supported by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks)
             - instruments that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association)
             - instruments that are supported only by the credit of the instrumentality (such as securities issued by the Federal Farm Credit Banks, the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation).

         (2) Certificates of deposit and time deposits issued by U.S. banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion.

         (3) Repurchase agreements with (a) banks or (b) government securities dealers recognized as primary dealers by the Federal Reserve System, provided that:
             - at the time the repurchase agreement is entered into, and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreements
             - the collateral consists of U.S. Government securities or instruments rated in the highest rating category by at least two nationally recognized statistical rating organizations (and "NRSRO") as defined under Rule 2a-7, under the Investment Company Act of 1940, as amended (the "1940 Act"), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument; and
             - the maturity of the repurchase agreement does not exceed 30 days

         (4) Commercial paper, which consists of unsecured promissory notes issued by corporations to finance short-term credit needs.


     The Money Market Fund will only invest in instruments denominated in U.S. dollars that the Adviser, under the general oversight of the Board of Trustees of the Trust, determines present minimal credit risks and are, at the time of acquisition, either:

         (1) rated in the highest rating category by at least two NRSROs, or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument; or

         (2) in the case of an unrated instrument, determined by the Adviser to be of comparable quality to the above; or

         (3) issued by an issuer that has received a rating of the type described in (1) above on other securities that are comparable in priority and security to the instrument.


     The Money Market Fund invests from time to time in U.S. dollar-denominated foreign securities, provided that the standards outlined above are met. Foreign money market instruments are subject to additional risks, such as the following:
-  International economic and political developments
- Foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income
-  Difficulties in obtaining or enforcing a judgment against the issuer
-  Expropriation or nationalization of foreign issuers
- The extent and quality of government regulation of financial markets and institutions
- The possible impact of interruptions in the flow of international currency transactions


     The Money Market Fund should be subject to less risk than any other Fund because it invests in high-quality debt obligations that have a short time period until maturity. The rate of return to shareholders will vary with the general levels of interest rates applicable to the short-term debt instruments. The rate will also be affected by changes in the Money Market Fund's operating expenses.

     Although the Money Market Fund usually will hold securities purchased until maturity, at which time they are redeemable at their full principal value plus accrued interest, it may engage in short-term trading to attempt to take advantage of yield variations in the short-term market. The Money Market Fund also may sell portfolio securities prior to maturity based on a revised evaluation of the issuer or to meet redemptions.

     Aon, along with its wholly-owned subsidiaries, is expected to own a substantial percentage of the outstanding shares of the Money Market Fund. Aon and its subsidiaries may withdraw all or any portion of their investment in the Fund at any time. A redemption of a significant percentage of the Fund's shares, either by Aon or its subsidiaries, may adversely affect the Fund by requiring the Adviser to sell assets of the Fund prematurely or when it may be disadvantageous to do so, or to hold assets in cash or cash items in anticipation of a redemption request. However, management of the Money Market Fund believes that the Fund and its shareholders will benefit from the substantial investments of Aon and its subsidiaries in shares of the Fund as a result of the economies of scale available to a larger fund.

GOVERNMENT SECURITIES FUND

     U.S. Government securities in which the Government Securities Fund may invest include:
     (1) U.S. Treasury bills, notes and bonds; and
     (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following:
         - the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates)
         - the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (e.g., debt of each of the Federal Home Loan Banks)
         - the discretionary authority of the U.S. Government or GNMA to purchase certain financial obligations of the agency or instrumentality (e.g., Federal National Mortgage Association)
         - the credit of the issuing agency or instrumentality (e.g., Federal Land Banks, Farmers Home Administration or Student Loan Marketing Association).

     No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not required to do so by law.

     The Government Securities Fund may also from time to time invest in U.S. Government debt instruments having maturities of less than one year and in other high quality money market instruments.


     The Government Securities Fund may invest up to 50% of its net assets in GNMA securities. Such securities (along with certain Federal National Mortgage Association and Federal Home Loan Corporation securities in which the Government Securities Fund may invest) have scheduled monthly interest and principal payments relating to mortgages in the pool that are "passed through" to investors. GNMA and other similar pass-through securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Government Securities Fund will receive scheduled monthly payments of principal and interest on its GNMA and other similar securities. In addition, the Government Securities Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. All payments and unscheduled prepayments of principal will be reinvested by the Government Securities Fund in instruments consistent with the Fund's investment objective and investment program. GNMA and other similar securities may not be an effective means of "locking in" long-term interest rates due to the need for the Government Securities Fund to reinvest scheduled and unscheduled principal payments. At the time principal payments or prepayments are received by the Government Securities Fund (or at the time the size of the Government Securities Fund's assets may change materially as a result of significant net purchases or redemptions of shares), prevailing interest rates may be higher or lower than the current yield of GNMA and other similar pass-through securities held by the Fund.

     The portfolio turnover rate for the Government Securities Fund may be higher than that of other mutual funds with similar investment objectives due to the frequent transactions aimed at maximizing total return. This higher portfolio turnover rate generates higher transaction expenses and could lead to higher distributable net investment income or capital gains. The fund seeks to generate gains in total return that more than offset the added transaction expenses, but there can be no assurance that the Fund will be successful or that total return will not be adversely affected.



ASSET ALLOCATION FUND

     The Asset Allocation Fund will invest in equity securities, long-term debt securities and money market instruments, the proportion of each being continuously determined by the Adviser. Total return consists of current income, including dividends, interest and discount accruals, and realized and unrealized capital appreciation and/or realized and unrealized capital depreciation. The Asset Allocation Fund may invest in equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including bonds, debentures and notes; and short-term money market securities.

     Depending upon prevailing economic and market conditions, the Asset Allocation Fund may at any given time be primarily comprised of equity securities (including debt securities convertible into equity securities), corporate bonds and other debt securities, short-term money market securities, or any combination thereof. For example, during periods when the Adviser believes that the overall return on equity securities will exceed the return on debt securities, the Asset Allocation Fund may be fully or substantially invested in equity securities. In contrast, the Fund may be invested primarily in debt securities during periods when the Adviser believes that the total return from investing in debt securities will exceed the return on equity securities. Also, the Fund may be primarily invested in short-term money market securities.

     At least 60% of the value of any bonds held by the Asset Allocation Fund will be rated within the four highest grades by a nationally recognized rating service such as Moody's Investor Services, Inc. or Standard and Poor's Corporation. Other bonds held in the Fund may be rated below those four highest grades, and if these lower-rated bonds were held in the Fund in significant amounts they would increase various risks, including credit risk, event risk, political/legal risk and market risk. However, the Fund's investment in these lower-rated fixed-income debt securities (i.e., rated lower than Baa or BBB) will be limited to no more than 30% of the Fund's total assets measured at the time of purchase. The lowest rating for debt securities in which the Fund may invest is B. Such a rating indicates that a security generally lacks the characteristics of a desirable investment and is predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. See the Statement of Additional Information for a complete description of ratings.

     The Asset Allocation Fund will be subject to varying levels of market risk, event risk, interest rate risk and current income volatility. The portfolio turnover rate for the Asset Allocation Fund may be higher than for other mutual funds with similar investment objectives due to the frequent transactions aimed at maximizing total return. This higher portfolio turnover rate generates higher transaction expenses and could lead to higher distributable net investment income or capital gains. The fund seeks to generate gains in total return that more than offset the added transaction expenses, but there can be no assurance the the Fund will be successful or that the total return will not be adversely affected.

     A shareholder of the Asset Allocation Fund confers substantially more investment discretion on the Adviser than would be the case for a shareholder investing in a mutual fund with a more narrowly defined investment objective, thereby enabling the Adviser to invest in a wide variety of investment securities.

S&P 500 INDEX FUND

     Standard and Poor's Corporation ("Standard & Poor's" or "S&P"(1)) chooses the 500 common stocks comprising the Standard & Poor's 500 Composite Stock Price Index on the basis of market values, industry diversification and other factors. S&P may, from time to time, add common stocks to or delete common stocks from the S&P 500 Index.

     The Fund will attempt to keep transaction costs low and minimize portfolio turnover.

     From time to time adjustments may be made in the Fund's holdings due to changes in the composition or weighting of issues comprising the S&P 500 Index.

     The S&P 500 Index Fund will attempt to achieve a correlation between its total return and that of the S&P 500 Index of at least 0.95, without taking expenses into account. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. Management will monitor the Fund's correlation to the S&P 500 Index and will attempt to minimize any "tracking error" (i.e., the statistical measure of the difference between the investment results of the Fund and that of the S&P 500 Index) in its investment decisions for the Fund. However, brokerage and other transaction costs, as well as other Fund expenses, in addition to potential tracking error, will tend to cause the Fund's return to be lower than the return of the S&P 500 Index. There can be no assurance as to how closely the Fund's performance will correspond to the performance of the S&P 500 Index.

     The S&P 500 Index Fund will invest at least 65% of its total assets in stocks and other securities included in the S&P 500 Index. In this regard, the Fund may temporarily invest cash balances, pending withdrawals or investments, in high quality money market instruments. The Fund will not adopt a temporary defensive investment posture in times of generally declining stock prices, and, therefore, investors will bear the risk of general stock market declines.

     The S&P Fund may purchase and sell exchange-traded stock index futures contracts and may utilize certain options on stock index futures contracts in seeking to achieve its investment objective. The S&P 500 Index Fund will primarily use futures contracts and options to rapidly adjust exposure to the S&P 500 Index in anticipation of investing cash balances or expected cash flows into the Fund in appropriate common stocks or in anticipation of liquidating appropriate common stocks to meet expected redemption requests.

--------------------------------------------------------------------------------
(1) "Standard and Poor's", "S&P", and "S&P 500" are trademarks of Standard and Poor's Corporation and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation or warranty, express or implied, to the investors in the Fund or any member of the public regarding the advisability of investing in this Fund or in securities generally or the ability of the S&P 500 Index to track general stock market performance.

The use of futures contracts and options by the Fund entails certain risks, including the following:
-  Possible lack of liquidity due to daily limits on price fluctuations
- Imperfect correlation between the futures contract and the underlying securities in the S&P 500 Index
- Potential losses in excess of the amount initially invested in the futures contracts themselves

     A further discussion of futures contracts, options and certain other investment techniques which the S&P 500 Index Fund may employ and their associated risks is contained in the Statement of Additional Information.

     S&P's only relationship to the S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the investors in the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices or composition of the S&P 500 Index Fund or the timing of the issuance or sale of the shares of the Fund.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 Index Fund, or by investors in the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

INTERNATIONAL EQUITY FUND

     The International Equity Fund may invest in securities of companies organized in the United States but having their principal activities and interests outside the United States, securities denominated or quoted in foreign currency ("non-dollar securities"), and securities issued by foreign governments or agencies or instrumentalities of foreign governments.

     The International Equity Fund is intended for investors who can accept the risks involved in investments in equity and equity-related securities of foreign issuers and in non-dollar securities.

     The equity and equity-related securities in which the International Equity Fund may invest are common stock and preferred stock, as well as convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock. The Fund also may invest in securities of foreign issuers in the form of sponsored or unsponsored American depository receipts ("ADRs"), European depository receipts ("EDRs") and global depository receipts ("GDRs").

     Although it may invest anywhere in the world, the International Equity Fund's assets will be primarily invested in the equity markets included in the MSCI Index. The MSCI Index is a market-driven, broad-based index that includes non-U.S. equity markets. The MSCI Index is designed to provide a representative total return for major stock exchanges located outside the United States, which currently are located in: Japan, the United Kingdom, Germany, France, Canada, Italy, the Netherlands, Australia, Switzerland, Spain, Hong Kong, Belgium, Singapore, Sweden, Denmark, Norway, New Zealand, Austria, Finland and Ireland. The composition of the MSCI Index may change over time, according to criteria established by Morgan Stanley Capital International. From time to time, the Adviser may substitute securities in an equivalent index when it believes that such securities in the such other index more accurately reflect the relevant international market.

     The normal currency allocation of the International Equity Fund is identical to the currency mix of the MSCI Index. The Fund expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to the associated risks. The Fund may actively deviate from such normal currency allocation to take advantage of, or to protect the Fund from, risk and return characteristics of the currencies when there is a significant deviation from their perceived fundamental value. The Adviser determines the deviation based upon its research.

     Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are currently members of the European Economic and Monetary Union, also known as the EMU. The EMU is an alliance designed to create a new, integrated financial market among the participating countries. This alliance is based on an independent central bank, a new funds payment system and a new currency called the Euro. Each EMU country adopted the Euro as its currency as of January 1, 1999. The old national currencies will remain valid until July 1, 2002.

     There is still some uncertainty regarding the impact that the Euro will have on European capital markets. The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also increased market volatility may result. Additional risks that may result include the unpredictable effects of the Euro on the business or financial conditions of European issuers in which the Fund invests and the fact that European issuers may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

     On occasion the International Equity Fund may, for temporary defensive purposes to preserve capital, hold part or all of its assets in cash, other money market instruments of the type in which the Money Market Fund may invest, or, subject to certain tax restrictions, foreign currencies. The International Equity Fund also may invest up to 35% of its total assets in dollar denominated and non-dollar denominated debt securities of foreign issuers. The Fund may, for temporary purposes to preserve capital, hold part or all of its assets in foreign currencies or in non-dollar securities evidencing short-term debt. To the extent that the Fund's portfolio is invested defensively or to preserve capital, the Fund will likely forego the opportunity to realize its investment objective of providing long-term capital appreciation by investing primarily in equity and equity-related securities of companies organized outside the United States.

     The International Equity Fund may make investments or engage in investment practices that involve special risks. These include: futures contracts and options thereon, restricted securities and repurchase agreements. These investment practices and attendant risks are described under "Additional Investment Practices and Restrictions" in the Statement of Additional Information.

     As noted above, the International Equity Fund may employ certain currency management techniques to hedge against currency exchange rate fluctuations and to seek to increase total return. When used to attempt to increase total return, these management techniques are speculative. Such currency management techniques involve risks different from those associated with investing in dollar-denominated securities of U.S. issuers. The principal currency management instruments utilized by the Fund are forward foreign currency exchange contracts. To the extent that the Fund is fully invested in securities of foreign issuers or non-dollar securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions.

     Portfolio turnover will not necessarily be a limiting factor in making changes in the portfolio of the International Equity Fund to better achieve its investment objective. The Fund may, if the Adviser believes conditions affecting various markets or individual issues warrant such action, make periodic adjustments to the portfolio of the Fund. In addition, brokerage commissions on foreign equity securities transactions are often higher than those on U.S. equity security transactions. Accordingly, the Fund will likely have a higher portfolio turnover rate and pay greater brokerage commissions than other equity funds, and the Fund's total return could be adversely affected. Finally, the Fund may have higher distributable net income or capital gains than mutual funds with lower portfolio turnover.

REIT INDEX FUND

     The REIT Index Fund is intended for investors who can accept the risks, described below, entailed by indirect investments in real estate.

     REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate-related loans or interests therein. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders, provided that they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

     The Morgan Stanley REIT Index is made up of the stocks of all publicly traded equity REITs (except health care REITs) that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $75 million and have enough shares and trading volume to be considered liquid. The REIT Index Fund invests in equity REITs only.

     As of December 31, 1998, 130 equity REITs were included in the Index. The Index is rebalanced every calendar quarter as well as each time that a REIT is removed from the Index because of corporate activity such as a merger, acquisition, leveraged buyout, bankruptcy, Internal Revenue Service ("IRS") removal of REIT status, fundamental change in business or change in shares outstanding.

     Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types and regions. Property types include retail stores; residential; office; industrial and hotels.

     As of December 31, 1998, the Index's ten largest stocks made up about 30% of its market value.

     From time to time adjustments may be made in the Fund's holdings due to changes in the composition or weighting of issues comprising the Morgan Stanley REIT Index.

     The REIT Index Fund will attempt to achieve a correlation between its total return and that of the Morgan Stanley REIT Index of at least 0.95, without taking expenses into account. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Morgan Stanley REIT Index. Management will monitor the Fund's correlation to the Morgan Stanley REIT Index and will attempt to minimize any "tracking error" (i.e., the statistical measure of the difference between the investment results of the Fund and that of the Morgan Stanley REIT Index) in its investment decisions for the Fund. However, brokerage and other transaction costs, as well as other Fund expenses, in addition to potential tracking error, will tend to cause the Fund's return to be lower than the return of the Morgan Stanley REIT Index. There can be no assurance as to how closely the Fund's performance will correspond to the performance of the Morgan Stanley REIT Index.

     The REIT Index Fund will not invest more than 35% of its total assets in stocks and other securities not included in the Morgan Stanley REIT Index. In this regard, the Fund may temporarily invest cash balances, pending withdrawals or investments, in high quality money market instruments. The Fund will not adopt a temporary defensive investment posture in times of generally declining stock prices or prices of REITs, and, therefore, investors will bear the risk of such general stock market declines or declines in REIT stock prices.

     The REIT Index Fund is not sponsored, sold, promoted, or endorsed by Morgan Stanley. The Morgan Stanley REIT Index is the exclusive property of Morgan Stanley and is a service mark of Morgan Stanley Capital International. It has been licensed for use by the Trust.

     Although the REIT Index Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. Generally, a passively managed portfolio sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the Fund's target index.

     There are significant risks inherent in the investment objective and policies of the REIT Index Fund. REITs in the Morgan Stanley REIT Index tend to be medium-size and small companies; their market capitalizations generally range from $75 million to $3 billion. Like small-capitalization stocks in general, REIT stocks can be more volatile than--and at times will perform differently from--the large-capitalization stocks such as those found in the S&P 500 Index. In addition, because small-capitalization stocks are typically less liquid than large-capitalization stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Historically, however, the significant amount of dividend income provided by REITs has tended to soften the impact of this volatility.

     Because of its objective of investing in equity REITs, the REIT Index Fund is also subject to all of the risks associated with the ownership of real estate. These risks include:
-  Declines in the value of real estate
-  Adverse changes in the climate for real estate
-  Risks related to general and local economic conditions
-  Over-building and increased competition
-  Increases in property taxes and operating expenses
-  Changes in zoning laws
-  Casualty or condemnation losses
-  Limitations on rents
-  Changes in neighborhood values
-  The appeal of properties to tenants
-  Leveraging of interests in real estate
-  Increases in prevailing interest rates
- Costs resulting from cleanup of environmental problems or liability to third parties for damages arising from environmental problems.

     In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property owned by them, are dependent upon management skill, may not be diversified and can be subject to the risk of investing in a single or a limited number of projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such REITs run the risk of liquidating at an economically inopportune time.




                            MANAGEMENT OF THE TRUST



INVESTMENT ADVISER

     Aon Advisors, Inc., 123 North Wacker Drive, Chicago, Illinois 60606, a wholly-owned subsidiary of Aon, is the investment adviser for the Funds. Aon Advisors is registered as an investment adviser under the Investment Advisers Act of 1940.

     In addition to the Aon Funds, Aon Advisors provides investment advice and management to other investment companies, pension plans, corporations and other organizations. Assets under management include equity securities, fixed income securities and real estate. As of December 31, 1998, the aggregate assets under Aon Advisors' management were in excess of $7 billion.

     Aon Advisors has entered into investment advisory agreements with the Aon Funds on behalf of each of the Funds. Aon Advisors provides day-to-day portfolio management for the Money Market Fund, the Government Securities Fund, the Asset Allocation Fund, the S&P 500 Index Fund and the REIT Index Fund. This means that Aon Advisors determines which securities to buy and sell for each Fund, selects the brokers and dealers to effect the transactions and negotiates commissions. Aon Advisors has engaged an investment sub-adviser to provide the day-to-day portfolio management of the International Equity Fund.

During the fiscal year ended October 31, 1998, the Funds incurred the following total operating expenses (including the advisory fee paid to Aon Advisors), stated as a percentage of average daily net assets:

                                  BEFORE FEE WAIVERS     NET OF FEE WAIVERS

MONEY MARKET                             0.40%                  0.20%
GOVERNMENT SECURITIES                    0.57%                  0.23%
ASSET ALLOCATION                         0.76%                  0.36%
S&P 500 INDEX                            0.42%                  0.21%
INTERNATIONAL EQUITY                     1.50%                  1.15%
REIT INDEX                               0.74%                  0.24%

     Aon Advisors has agreed to reimburse the Trust for any amount by which the total annual operating expenses exceed the following amounts, stated as a percentage of average daily net assets:



Money Market                           1.00%

Government Securities                  1.50% to $30 million; 1.25% thereafter

Asset Allocation                       1.25%

S&P 500 Index                           .75%

International Equity                   1.75% to $30 million; 1.50% thereafter

REIT Index                             1.50% to $30 million; 1.25% thereafter


     During the fiscal year ended October 31, 1998, Aon Advisors was not required to reimburse the Trust for expenses incurred in excess of maximum total operating expenses.

     The Trust pays Aon Advisors compensation in the form of investment advisory fees. The fees are accrued daily and paid monthly. The investment advisory fee for each Fund is based upon the average daily net assets of such Fund (See "Net Asset Value"), at the following annual rates:



Money Market:                          .30%.

Government Securities:                 .45% of the first $100 million; .40% of
                                       the next $100 million; .35% of the next
                                       $100 million; .30% of the next $100
                                       million; and .25% of amounts in excess of $400 million.

Asset Allocation:                      .65% of the first $250 million; .55% of
                                       the next $250 million; and .45% of
                                       amounts in excess of $500 million.

S&P 500 Index:                         .30%.

International Equity:                  .95% of the first $100 million; .90% of
                                       the next $100 million; and .85% of
                                       amounts in excess of $200 million.

REIT Index:                            .60% of the first $100 million; .55% of
                                       the next $100 million; and .50% of
                                       amounts in excess of $200 million.

     Through no earlier than February 29, 2000, Aon Advisors has agreed to waive sufficient investment advisory fees to result in a net effective annual rate of
 .05% of the average daily net assets of the S&P 500 Index Fund (.10% prior to August 1, 1998), .10% of the average daily net assets of the Money Market Fund, the Government Securities Fund and the REIT Index Fund, .25% of the average daily net assets of the Asset Allocation Fund, and between .55% and .60% of the average daily net assets of the International Equity Fund.

     During the fiscal year ended October 31, 1998, the Aon Funds paid Aon Advisors investment advisory fees (net of fee waivers) in an amount representing
 .10%, .10%, .25%, .09%, .60% and .10% of the average daily net assets of the Money Market Fund, Government Securities Fund, Asset Allocation Fund, S&P 500 Index Fund, International Equity Fund and the REIT Index Fund, respectively.

     Aon Funds has entered into a separate administration agreement with Aon Securities Corporation, a wholly owned subsidiary of Aon, pursuant to which the Aon Funds pays Aon Securities Corporation an annual fee of .05% of each Fund's average daily net assets for administrative services.

     Aon Securities Corporation also acts as the distributor for the Aon Funds. The Aon Funds do not pay any distribution fee to Aon Securities Corporation for these services.

INVESTMENT SUB-ADVISER

     Brinson Partners, Inc. is the investment sub-adviser for the International Equity Fund. Brinson Partners is located at 209 South LaSalle Street, Chicago, Illinois 60604. Gary P. Brinson is President and Managing Director of Brinson Partners. Brinson Partners is a subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners, a registered investment adviser under the Investment Advisers Act of 1940, managed approximately $173 billion of global stocks and bonds as of December 31, 1998, and Brinson Partners and its predecessor entities have been managing non-U.S. securities since 1974.

     Brinson Partners manages the investments of the International Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Brinson Partners follows Aon Advisors' policy of seeking to obtain the most favorable price and efficient execution available.

     For its services, Aon Advisors pays Brinson Partners monthly compensation in the form of an investment sub-advisory fee. The fee is paid by Aon Advisors monthly and is based upon the average daily net assets of the Fund that Brinson Partners manages, at the following annual rates:

     International Equity:             .50% of the first $100,000,000; .475% of
                                       the next $100,000,000; and

                                       .45% of amounts in excess of
                                       $200,000,000.

FUND MANAGERS

     Michael A. Conway has been President of Aon Advisors since 1990. He oversees the investment management of all Trust portfolios. Mr. Conway holds a B.A. degree from the University of Illinois. He is a Chartered Financial Analyst and a charter member of the International Society of Financial Analysts.

     Keith C. Lemmer, portfolio manager of the Money Market Fund since its inception in 1992, joined Aon Advisors in 1987 as a Fixed Income Analyst. He became a Portfolio Manager for Aon Advisors in 1991 and has been a Senior Portfolio Manager since 1992. Mr. Lemmer holds a B.A. degree from Western Illinois University and a M.B.A. degree from DePaul University. He is a Certified Public Accountant and a Chartered Financial Analyst. Mr. Lemmer is also a member of both the Association for Investment Management and Research and the Investment Analysts Society of Chicago.

     Frank P. Wren, portfolio manager of the Government Securities Fund since May 1997, has been employed by Aon Advisors since 1982. Mr. Wren started working with Aon Advisors as an Equity Trader. During his time with Aon Advisors, Mr. Wren has managed Utility Common Stock, Preferred Stock, Municipal Bond, and Taxable Bond portfolios. His current title is Senior Portfolio Manager of Aon Advisors. Mr. Wren received his B.A. in Philosophy from DePaul University in 1977, a M.M. from Northwestern University in 1982, and has been a Chartered Financial Analyst since 1985.

     John G. Lagedrost the portfolio manager of the Asset Allocation Fund since December 1995, joined Aon Advisors as a Vice President in April 1995. His current title is Executive Director of Aon Advisors. From 1991 to 1995, Mr. Lagedrost was Vice President in the Asset Management Group of The First National Bank of Chicago, and from 1987 to 1990, he was Vice President in the Mezzanine Finance Group of such bank. Mr. Lagedrost holds a B.S. degree from Marquette University and M.M. degree from Northwestern University.

     Andrew T. Ward, portfolio manager of the S&P 500 Index Fund and the REIT Index Fund as of March 1, 1999, joined Aon Advisors in August of 1998 as an Assistant Portfolio Manager for Aon Advisor's private equity portfolio. Prior to joining Aon Advisors, Mr. Ward was employed as an Associate Consultant at the management consulting firm, A.T. Kearney, Inc. (1997-1998). From 1995-1997, Mr. Ward attended the University of Chicago Graduate School of Business where he received his M.B.A. with concentrations in Finance and Economics. He worked as a sales manager for a manufacturing company, Chicago Hardware and Fixture Corporation, from 1994-1995. Mr. Ward received a B.S. in Business Marketing from Indiana University in 1992.

     No single person acts as portfolio manager for the International Equity Fund. An investment committee of Brinson Partners makes all investment decisions for the International Equity Fund.



                                NET ASSET VALUE

     The net asset value per share of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets and dividing the remainder by the number of outstanding shares of the Fund. Net asset value is calculated for each Fund once each day that the Trust is open for business, at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central
Time) on each such day, except that, in the case of the Money Market Fund, net asset value is calculated twice each such day, once at 12:30 p.m., Central Time, and again at the close of regular trading on the New York Stock Exchange.


     The Trust is open for business on each day that the New York Stock Exchange is open for trading, except that shares of the Money Market Fund and the Government Securities Fund may not be purchased or redeemed on Columbus Day or Veterans' Day.

     Because markets in other countries may be open on certain days or at times during which markets are closed in the

United States, the value of the International Equity Fund shares may change on days or at times during which shareholders are not able to purchase or redeem their shares.

     With the exception of the Money Market Fund, securities of each Fund are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Aon Funds' Board of Trustees. See "Net Asset Value" in the Statement of Additional Information.

     The Money Market Fund's net asset value is computed using the amortized cost method to value its portfolio securities. This method involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. A more detailed description of net asset value computation and amortized cost method is contained in the Statement of Additional Information.

                               PURCHASE OF SHARES

     The Aon Funds offers and sells shares of the Funds at the net asset value per share next calculated after a purchase order is accepted. To make an initial investment, you must submit a completed Account Application, as described below. If you did not receive an Account Application with this Prospectus, please contact the transfer agent at (800) 266-3637. The minimum initial investment for shares of each Fund, other than the Money Market Fund, is $1,000. The initial minimum investment for the Money Market Fund is $10,000.

     You may place subsequent purchase orders by submitting orders to the Aon Funds' transfer agent (Firstar Mutual Fund Services LLC). Subsequent investments in each Fund, other than the Money Market Fund, must be at least $100. Subsequent investments in the Money Market Fund must be at least $1,000. The minimum purchase requirements do not apply to reinvested dividends.

     The minimum initial investment and subsequent investment amounts may be less for the following:
-  Employees, officers and directors of Aon and its affiliates
-  Affiliates of Aon
-  Firms providing contractual services to the Aon Funds
-  Members of the "immediate families" of the aforementioned

     The subsequent investment amount for the Money Market Fund may also be less for persons who were shareholders in the Money Market Fund as of February 27, 1998. The officers of Aon Funds may waive the minimum investment amounts at their discretion.

     Individual retirement accounts (IRAs) and a retirement plan for self-employed individuals (Keogh Plan) are available. You may request additional information concerning these plans and accounts from the transfer agent at (800) 266-3637.

     You may purchase shares of a Fund at net asset value through a broker, who may charge a transaction fee for this service. No part of this fee is paid by or received by the Fund, the Adviser or the Distributor.


PURCHASE BY CHECK

     If you would like to purchase shares of any Fund, you may obtain an Account Application from the transfer agent. You should complete the Application and mail it, together with a check or money order (payable to Aon Funds), to the Aon Funds, at Firstar Mutual Fund Services LLC, P.O. Box 701, Milwaukee, Wisconsin 53261-0701. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. You may make subsequent investments in an existing account by sending to the address above:

-  A check or money order payable to the Aon Funds
And either
- The detachable form that regularly accompanies the confirmation of a prior transaction

- A letter stating the amount of the investment, the name of the Fund in which you want to invest and the account number in which the investment is to be made

You will be charged a $25 fee if you deposit a check into the Aon Funds that does not clear.

PURCHASE BY WIRE

     You may also purchase shares by directing your bank to transmit immediately available funds by wire in the amount of the purchase price to:

                         Firstar Bank, Milwaukee, N.A.
                  Account of Firstar Mutual Fund Services LLC
                                ABA #0750-00022

                      For credit to Account # 1 12-952-137
                            777 E. Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                           Aon Funds--(Name of Fund)
            [investor's account number and the title of the account]

     When making an initial wire purchase, please call the transfer agent at
(800) 266-3637 with the appropriate account information before sending the wire. Be sure to specify the name of the Fund in which you want to invest. If you are making an initial investment by wire, you must promptly complete an Account Application and forward it to the transfer agent. Redemption requests will not be processed until the completed Application has been received and accepted by the Aon Funds.

     The transfer agent accepts subsequent purchase orders at its Milwaukee office. The Aon Funds may allow certain securities dealers or financial institutions with which we and the Distributor have entered into agreements to purchase shares of the Funds for next day settlement. Otherwise, the transfer agent will not accept an order from securities dealers or financial institutions unless the dealer or institution pays for the order in immediately available funds wired to the transfer agent by the close of business the same day. The transfer agent will not accept an order from other investors unless they have a creditworthy financial institution guarantee payment in immediately available funds wired to the transfer agent by the close of business the same day.

     Purchase orders that are received and accepted before the close of trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) (12:30 p.m. or 3:00 p.m., Central Time, in the case of the Money Market Fund) on a business day will be executed at the price per share next calculated as of such time. Purchase orders received and accepted after such time will be executed at the price per share next calculated following receipt and acceptance of the purchase order by the transfer agent.

     The Aon Funds will not accept payment in cash for the purchase of shares. Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening or reopening an account. Applications without a Taxpayer Identification Number or an indication that a Taxpayer Identification Number has been applied for will not be accepted. If a Taxpayer Identification Number has been applied for, the number must be provided and certified within 60 days of the date of the Application. See the Account Application for further information about this requirement.

     In the case of the Money Market Fund, if the transfer agent receives and accepts a purchase order by 12:30 p.m. (Central Time) on a business day, the investor will receive the portfolio dividend declared that day. If an order is received and accepted by the transfer agent after 12:30 p.m. (Central Time), an investor's shares will begin to accrue dividends on the following business day.

     The Aon Funds reserve the right to reject any purchase order for any reason.

                              REDEMPTION OF SHARES

REGULAR REDEMPTION

     You may redeem shares in any amount at their next determined net asset value after receipt of a written redemption request by Aon Funds, P.O. Box 701, Milwaukee, WI 53201-0701.

     Aon Funds does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the transfer agent's post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent or the Aon Funds. You should not send letters by overnight courier to the post office box address. Except as described below under "Telephone Redemption," redemption requests and correspondence sent to the Aon Funds by overnight courier must be delivered to the offices of the transfer agent at 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202.

     Redemption requests must:
- Be signed by each owner of the shares to be redeemed in the exact manner as the share account is registered
-    State the amount of redemption
-    Identify the shareholder account number and Taxpayer Identification Number.

     If the amount of the redemption request exceeds $25,000, or if the proceeds are to be sent elsewhere than the address of record, each signature must be guaranteed by an eligible signature guarantor institution. Eligible signature guarantor institutions include commercial banks that are members of the FDIC, trust companies, or member firms of a national securities exchange. The transfer agent will not accept guarantees from notaries public. Guarantees must be signed by an authorized signatory of the bank, trust company or member firm and "Signature Guaranteed" must appear with the signature. The Aon Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be considered received until the transfer agent receives all required documents in proper form.

     The Aon Funds reserves the right to make a redemption-in-kind (a payment of portfolio securities rather than cash) if the amount you are redeeming is in excess of the greater of (i) $250,000 or (ii) 1% of a fund's assets. Generally, redemption-in kind is used when large redemption requests may cause harm to a Fund and its shareholders.

TELEPHONE REDEMPTION

     You may redeem shares of the Aon Funds by telephone if you check the appropriate box on the Account Application. Once this feature has been requested, you may redeem by calling Investor Services at (800) 266-3637, and providing the account name, account number, Fund name and amount of redemption. Proceeds of shares redeemed by telephone will be mailed or wired only to your address or bank of record as shown on the records of the transfer agent.

     If you redeem shares by telephone and request wire payment, payment of the redemption proceeds will normally be made in federal funds on the next business day (the same business day in the case of redemptions as of 12:30 p.m., Central Time, from the Money Market Fund), provided the redemption order is received by the transfer agent before the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) (or before 12:30 p.m., Central Time, in the case of same-day redemption from the Money Market Fund). If a redemption order is received by the transfer agent after the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) (after 12:30 p.m., Central Time, in the case of the Money Market Fund), or on a non-business day, payment for the redeemed shares will, at your request, normally be wired in federal funds one business day later.

     As stated above, the transfer agent will wire redemption proceeds only to the bank and account designated on the Account Application or in written instructions subsequently received by the transfer agent, and only if your bank is a commercial bank located within the United States. The transfer agent currently charges a $12.00 fee for each payment of redemption proceeds made by wire. The Aon Funds imposes the wire transfer fee directly upon redeeming shareholders requesting wire transfers.

     In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, you must send a written request to Aon Funds at P.O. Box 701, Milwaukee, WI 53201-0701. The request must be signed by each shareholder of the account with the signatures guaranteed as described above. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

     The Aon Funds reserves the right to refuse a telephone redemption if Aon Funds believes it is advisable to do so. Procedures for redeeming shares by telephone may be changed or terminated by the Aon Funds at any time. In addition, neither the Aon Funds nor its transfer agent will be responsible for the authenticity of redemption instructions received by telephone. Nevertheless, the transfer agent has established certain reasonable procedures to confirm that instructions communicated by telephone are genuine (in the absence of such procedures the Aon Funds or the transfer agent may be liable for any unauthorized or fraudulent instructions). Such procedures may include requiring forms of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such instructions or transactions and/or tape recording telephone instructions. You would bear any losses resulting from unauthorized telephone redemption instructions with respect to your account.

     During periods of substantial economic or market change, telephone redemptions may be difficult to execute. If you are unable to contact the transfer agent by telephone, you may also redeem shares by delivering the redemption request to the transfer agent in person or by mail as described above under "Regular Redemption."

CHECK REDEMPTION FOR MONEY MARKET FUND

     You may request on the Account Application or by later written request that the Money Market Fund provide to you Redemption Checks ("Checks") which may be drawn on the Fund. Checks will be sent only to the registered owner(s) of shares of the Money Market Fund and only to the address of record. Checks may be made payable to the order of any person in the amount of $500 or more. Dividends are earned on amounts drawn until the Check clears the transfer agent. When a Check is presented to the transfer agent for payment, the transfer agent, as your agent, will cause the Fund to redeem a sufficient number of your shares to cover the amount of the Check. Checks will not be returned to you after clearance. There is no charge for the use of the Checks; however, the transfer agent will impose a $25 charge for stopping payment of a Check upon your request. You will also be charged $25 if the transfer agent cannot honor a Check due to insufficient funds or for any other valid reason. Because dividends on the Money Market Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

OTHER REDEMPTION INFORMATION

     Share redemption requests are effected at the net asset value next determined after receipt of a request in proper form by the transfer agent. Shares for which redemption requests are received by the Trust's transfer agent in proper form before the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) (before 12:30 p.m., Central Time, in the case of the Money Market Fund) on a business day will not receive any Fund dividend declared that day. If the request is received in proper form after the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) (after 12:30 p.m., Central Time, in the case of the Money Market Fund), the shares to be redeemed will be credited with that day's dividend.

     Each Fund ordinarily will make payment for redeemed shares within seven days after receipt by the transfer agent of a request in proper form, except as may otherwise be permitted by the SEC. Payment may be delayed:
- For any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the New York Stock Exchange is restricted.
- For any period during which an emergency exists, as determined by the SEC, and it is not reasonably practicable for such Fund to dispose of its securities, or to determine the value of its net assets.
- For other periods as permitted by the SEC for the protection of the Fund's shareholders.

     Shares purchased by check will not be redeemed until the check has cleared, which may take up to fifteen days. Prior to redemption, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. If you are purchasing shares by wire you must file an Account Application before payment is made on any redemption requests for shares purchased by wire.

     Each Fund reserves the right to redeem involuntarily, upon not less than 30 days' notice, any shareholder account which is reduced as a result of a redemption by an investor to a value of less than $500.


                        ADDITIONAL SERVICES TO INVESTORS

AUTOMATIC INVESTMENT PROGRAM

     When opening an account, you may authorize deductions to be made from your personal bank checking account for investment each month in shares of a Fund. The minimum subsequent investment amounts ($100 for a Non-Money Market Fund and $1,000 for the Money Market Fund) apply. There is no obligation to continue automatic investment program purchases, and you, the Aon Funds or Firstar Mutual Funds Service LLC may terminate the program at any time. To initiate this program, please complete the Supplemental Application, which is attached to the Application. For information on obtaining an Application, see "Purchase of Shares."

EXCHANGE PRIVILEGE

     Shares of any of the Aon Funds which have been registered in your name for at least 15 days may be exchanged for shares of any other Aon Funds, as long as the shares acquired in the exchange are qualified for sale in the jurisdiction of your residence. Before initiating an exchange, you should carefully read this Prospectus as it relates to the new Fund in which you are considering investing.

     Under the exchange privilege, each Fund offers to exchange its shares for shares of another Fund on the basis of relative net asset values per share. In order to exercise an exchange without further approval of the Aon Funds, the shares being exchanged must have a net asset value of at least $1,000 but not more than $500,000 for each Fund except the Money Market Fund. Shares being exchanged for shares in the Money Market Fund must have a net asset value of at least $10,000 but not more than $500,000. (The same exceptions to the initial minimum investment amounts apply to the minimum exchange amounts.)

     To elect the exchange privilege, you must check the appropriate box on the Account Application. To exercise the exchange privilege, you must contact the transfer agent in writing, or telephone the transfer agent at (800) 266-3637 and request the exchange. You will be charged $5.00 for each telephone exchange resulting in a redemption out of any Fund. This charge will be deducted from the amount being exchanged.

     An exchange of shares is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized. If you have questions as to the tax consequences of an exchange, you should consult your tax adviser.

     The exchange privilege may be modified or terminated at any time upon 60 days' prior written notice. Although you may make up to four exchanges in any one calendar year, the Aon Funds reserves the right to limit the number of exchanges in excess of four per year.

SYSTEMATIC WITHDRAWAL PLAN

     If you own shares having a value of $7,500 or more you may receive regular monthly, quarterly or annual payments by arranging to redeem shares of a Fund on a regular basis under a Systematic Withdrawal Plan (the "Withdrawal Plan"). Under the Withdrawal Plan, you can elect fixed dollar monthly, quarterly or annual payments of at least $100 each. Under the Withdrawal Plan, you must elect to reinvest dividends and other distributions in additional Fund shares. All payments are made by redeeming shares, and when all the shares under the Withdrawal Plan have been redeemed, no more payments are made. Either you or the Aon Funds may terminate participation in the Withdrawal Plan at any time. To initiate the Withdrawal Plan, please complete the Supplemental Application, which is attached to the Application.

For information on obtaining an Application, see "Purchase of Shares."


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTION POLICY

     Dividends on your interest in the Money Market Fund will accrue daily and usually be distributed to you monthly. The Government Securities Fund will generally pay dividends from its net investment income monthly. The Asset Allocation Fund will generally pay dividends from its net investment income quarterly. The S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund generally pay dividends from their net investment income at least annually. The Funds distribute any net capital gains at least annually, usually in December.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Your dividends and net capital gain distributions will be automatically reinvested in additional shares of your Fund, unless you choose otherwise. Your other options are (1) to receive checks for these distributions, (2) to receive checks for net investment dividends and to reinvest net capital gain distributions in your Fund, or (3) to have the distributions automatically invested in another of the Funds.

TAXABLE DISTRIBUTIONS

     Any distributions you receive from a Fund's net income and gains, exclusive of net capital gains (also called "net investment income"), are taxable to you as ordinary dividend income at your income tax rate (whether you reinvest your distributions or take them in cash) and will be eligible for the corporate dividends received deduction only to the extent paid out of the Fund's qualifying dividend income. Distributions you receive from the Fund's net long-term capital gain in excess of its net short-term capital losses (also called "net capital gain") are generally treated as gain recognized by you from the sale or exchange of a capital asset held for more than one year. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange, redeem or sell shares if the value of your shares has increased above their cost basis since you bought them. However, any loss recognized on the sale of a share held for six months or less is treated as long-term capital loss to the extent of any net capital gain distributions made with respect to such share.

     If you are considering buying shares of one of the Funds just prior to a record date for a taxable distribution you should be aware that the amount of the distribution will be taxable to you as either a dividend or net capital gain distribution.

INFORMATION REPORTING AND BACK UP WITHHOLDING

     By law, the Aon Funds must withhold your distributions and proceeds at the 31% "backup withholding" rate if you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN) and you are not exempt from backup withholding.

YEAR-END STATEMENT

     To assist you in tax preparation, after the end of each calendar year, you will receive a statement of the Fund's ordinary dividends and net capital gain distributions (Form 1099). However, many of the REITs in which the REIT Index Fund may invest do not provide complete tax information until after the calendar year end. As a result, if you invest in the REIT Index Fund, the Aon Funds may not be able to determine how much of the REIT Index Fund's annual distributions are taxable to you until after the traditional January 31 deadline for issuing the Form 1099. In this event, the Aon Funds may request permission from the IRS for an extension and mail the Form 1099s to REIT Index Fund shareholders in February.

     Because everyone's tax situation is unique, you should consult your tax professional regarding potential federal, state, local, or foreign taxation of your investment in any of the Funds.

REINVESTING OUTSTANDING CHECKS

     If you choose to have distribution checks mailed to you and either the U.S. Postal Service is unable to deliver the check(s) to you or if the check(s) remain outstanding for at least six months, the Funds reserve the right to reinvest the check(s) at their then current net asset value until you notify the Aon Funds with different instructions.


                             ADDITIONAL INFORMATION


     To date, the Aon Fund's Board of Trustees has authorized the creation of six separate series of shares of the Trust. All consideration received by the Trust for shares of one of the series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Trust has the ability to create, from time to time, new series without shareholder approval which may be sold pursuant to other offering documents.

     As of December 31, 1998, Aon, itself and through its subsidiaries and affiliates, owned beneficially and of record 98.6%, 99.9%, 99.4%, 99.2%, 99.1% and 99.4% of the outstanding shares of beneficial interest of the Money Market Fund, Government Securities Fund, Asset Allocation Fund, S&P 500 Index Fund, International Equity Fund and REIT Index Fund, respectively. Aon and its subsidiaries may be able to cast a deciding vote on matters submitted to a vote of shareholders, which may include proposed changes in any Fund's investment objective and fundamental investment restrictions and in the terms of its investment advisory agreement.

     It is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. The Trust's Board of Trustees has considered this factor in approving the use of this single combined Prospectus.

YEAR 2000 PREPAREDNESS

     The management services provided to the Aon Funds by the Adviser, and the services provided by the custodian, accounting agent and transfer agent to shareholders, in part, depend on the reasonably consistent operations of their computer systems. Many software programs and, to a lesser extent, computer hardware in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. This design flaw may have a negative impact on the handling of securities trades, pricing and accounting services. The Adviser and Firstar Mutual Fund Services LLC have been actively working on necessary changes to their computer systems to attempt to make them year 2000 compliant in time for that event.

FOR MORE INFORMATION
More information about the Aon Funds is available upon request at no charge, including the following:


ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Shareholder reports contain additional information about each Fund's investments, including:
-  Financial statements
-  Detailed performance information
-  Portfolio holdings
-  A statement from portfolio management
The annual report also contains a discussion of recent market conditions, economic trends and investment strategies that significantly affected your investment's performance during the last fiscal year and an auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains details about investment policies and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.


To request information or to ask questions please write or call:

Aon Funds
123 North Wacker Drive, 29th floor
Chicago, Illinois 60606
Telephone: 1-800-AON-FNDS (1-800-266-3637)


You may also obtain information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You may call 1-800-SEC-0330 for information on the operation of the Public Reference Room. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov.





Investment Company Act File No. 811-6422

                                   AON FUNDS
                             123 NORTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

MONEY MARKET FUND

GOVERNMENT SECURITIES FUND

ASSET ALLOCATION FUND

S&P 500 INDEX FUND

INTERNATIONAL EQUITY FUND

REIT INDEX FUND



                     DISTRIBUTOR -AON SECURITIES CORPORATION


                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 1, 1999

    This Statement of Additional Information is not a Prospectus. Much of the information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus of Aon Funds and should, therefore, be read in conjunction with the Prospectus. To obtain a copy of the Prospectus with the same date as this Statement of Additional Information, send a written request to Aon Funds at 123 North Wacker Drive, Chicago, Illinois 60606, or call (800) 266-3637.

    The Fund's financial statements for its fiscal year ended October 31, 1998 included in its 1998 annual report to shareholders are incorporated by reference into this SAI. You may obtain a copy of this report without charge by writing or telephoning the Fund at the address and telephone number set forth above.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

General Information.....................................................     4
  Prior History.........................................................     4
  Portfolio Turnover....................................................     5
Money Market Fund Investments, Investment Practices and Restrictions....     5
  U.S. Government Securities............................................     5
  Certificates of Deposit and Time Deposits.............................     5
  Commercial Paper......................................................     6
  Repurchase Agreements.................................................     6
  Foreign Securities....................................................     7
  Lending Portfolio Securities..........................................     7
  Investment Restrictions...............................................     7
Additional Investment Practices and Restrictions........................     9
  When-Issued and Delayed Delivery Securities...........................     9
  Loans of Portfolio Securities.........................................     9
  Convertible Securities................................................    10
  Warrants..............................................................    10
   Foreign Investments and Currency.....................................    10
   Foreign Investments Generally and Risks..............................    11
    Investments in ADRs, EDRs, and GDRs.................................    11
    Investing in Emerging Markets.......................................    12
    Foreign Currency Transactions.......................................    12
  Forward Foreign Currency Exchange Contracts...........................    13
  Writing and Purchasing Currency Call and Put Options..................    14
  Special Risks Associated With Options on Currency.....................    15
  Currency Swaps........................................................    15
  Options on Securities and Securities Indices..........................    16
  Financial Futures Contracts...........................................    18
  Options on Financial Futures Contracts................................    20
  Certain Additional Risks of Options and Financial Futures Contracts...    20
  Restricted Securities and Other Illiquid Investments..................    22
  Borrowing.............................................................    22
  Lower-Rated, Lower Quality Debt Instruments...........................    22
  Risks of Lower-Rated, Lower Quality Debt Instruments..................    23
  Covered Call Options..................................................    24
  GNMA Certificates.....................................................    24
  Other Investment Practices ...........................................    25
  Investment Restrictions...............................................    25
Management of the Trust.................................................    28
  Board of Trustees and Officers........................................    28
  Investment Advisers...................................................    29
  Investment Advisory Fees..............................................    31
  Fund Administrations Fees.............................................    31
  Fund Accounting Fees..................................................    32
  Investment Sub-Adviser................................................    32
  Investment Sub-Advisory Agreement.....................................    32

  Investment Sub-Advisory Fees..........................................    32
  Reimbursement of Excess Operating Expenses............................    33
  Securities Activities of the Adviser..................................    33
  Distribution of Shares................................................    34
Control Persons and Principal Holders of Securities.....................    34
Shareholder Meeting and Voting..........................................    36
Portfolio Transactions and Brokerage....................................    36
Determination of Net Asset Value........................................    38
  General...............................................................    38
  Money Market Fund.....................................................    38
  Non-Money Market Funds................................................    39
Retirement Programs.....................................................    39
Yield and Performance Information.......................................    40
Taxes...................................................................    42
Additional Information..................................................    44
  Custodian, Transfer Agent and Accounting Agent........................    44
  Independent Auditors..................................................    44
  Financial Statements..................................................    45
  Legal Counsel.........................................................    45
  Shares of Beneficial Interest.........................................    45
  Reports...............................................................    45
  Other Information.....................................................    45
Appendix A..............................................................    46

                              GENERAL INFORMATION

    Aon Funds (the "Trust") is an open-end management investment company formed as a Delaware business trust on May 16, 1996 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently issues six separate series of shares (each, a "Fund" and collectively, the "Funds"), each representing a separate portfolio of securities with its own investment objective and policies (commonly known as a mutual fund). The Funds which are currently offered are the Money Market Fund, the Government Securities Fund, the Asset Allocation Fund, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund. The Trust issues a separate series of shares for each Fund representing undivided beneficial interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

    Each Fund is a separate series of the Trust and is treated as a separate entity for certain purposes under the 1940 Act and for certain other purposes. A shareholder of one Fund has an interest in the assets only of that Fund is not deemed to be a shareholder of any other Fund. As described below, for certain matters shareholders of the Trust vote together as a group; as to others they vote separately by Fund. Each Fund bears its own expenses and other liabilities and also a share of the Trust's general liabilities.

    All six of the Funds are diversified investment companies within the meaning of the 1940 Act.

    The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of the outstanding shares of that Fund. In addition, the Trust has adopted certain fundamental investment restrictions with respect to each Fund that are enumerated in detail in this document and that may not be changed without approval of a majority of the outstanding shares of that Fund. A majority of the outstanding shares of a Fund means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting of shareholders if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. In contrast, certain other investment policies and restrictions, also described in this document, as well as the investment policies described in the Prospectus, are not fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

    Trust shares are distributed through Aon Securities Corporation ("ASC"), a wholly-owned subsidiary of Aon Corporation, a publicly held insurance holding company the common stock of which is listed on the New York Stock Exchange and which, through subsidiaries, is a major provider of insurance, insurance brokerage and related services. Aon Advisors, Inc. ("AAI"), also a wholly-owned subsidiary of Aon Corporation, serves as investment adviser to each Fund. AAI has engaged Brinson Partners, Inc. ("Brinson Partners") as the investment sub-adviser to provide day-to-day portfolio management for the International Equity Fund. (As used herein, "Adviser" shall refer to AAI and, where applicable, Brinson Partners, or both, in their respective roles.) Aon Corporation and its subsidiary companies may, by virtue of their shareholder interests in any Fund at any particular date, be considered to be controlling persons of the Trust and such Fund and may be able to cast a deciding vote on all matters submitted to a vote of the Trust's or such Fund's shareholders.


PRIOR HISTORY

    Prior to September 3, 1996, the Trust conducted business as Aon Asset Management Fund, Inc., a Virginia corporation. Any reference herein to the Trust, including any financial information and performance data, relating to such period reflects the Trust's portfolios as constituted prior to the commencement of operations of the Trust.

    Between September 3, 1996 and February 28, 1997, each of the six Funds of the Trust issued two classes of shares, Class C shares and Class Y shares. The principal difference between the share classes was that Class C shares were subject to distribution expenses of up to .25% per annum under a Rule 12b-1 Plan applicable to such shares. The Class C shares of each of the Funds were eliminated effective February 28, 1997 by converting such shares into Class Y shares of the respective Funds. The conversion was effected on the basis of the relative net asset values of the Class C shares and the Class Y shares of the respective Funds as determined as of the date and time of conversion. Thereafter, Class Y shares became available to any investor who before then would have qualified to purchase either Class C or Class Y shares, and Class Y shares became known simply as "shares". Unless otherwise specified, all references to shares of any Fund herein relating to the period between September 3, 1996 and February 28, 1997 refer to Class Y shares of such Fund.


PORTFOLIO TURNOVER

The turnover rate for any Fund is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of such Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). For example, a portfolio turnover rate of 100% would mean that all of a Fund's securities (except those excluded from the calculation) were replaced once in a period of one year. A high rate of portfolio turnover generally involves correspondingly greater transaction expenses. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by certain requirements which the Trust must satisfy to receive certain favorable tax treatment. Because the rate of portfolio turnover is not a limiting factor, however, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. As a result, the annual portfolio turnover rates in future years may exceed the percentages referred to below.

    The annual portfolio turnover rates for each of the Funds for recent fiscal periods is set forth under "Financial Highlights" in the Prospectus. The Government Securities Fund, Asset Allocation Fund, S&P 500 Index Fund, REIT Index Fund and International Equity Fund generally do not trade in securities with the goal of obtaining short-term profits, but when circumstances warrant, securities will be sold without regard to the length of time the security has been held.



                         MONEY MARKET FUND INVESTMENTS,
                     INVESTMENT PRACTICES AND RESTRICTIONS

    The investment objective of the Money Market Fund and the policies by which it pursues that objective are set forth in the Prospectus. This section describes in more detail certain securities in which the Fund may invest and certain investment practices that it may use and augments the explanation found in the Prospectus.


U.S. GOVERNMENT SECURITIES

    U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes, and bonds (which differ only in their interest rates, maturities and times of issuance), are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities, are supported either by (1) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association ("GNMA"), (2) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks),
(3) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (4) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

CERTIFICATES OF DEPOSIT AND TIME DEPOSITS

    Certificates of deposit include time deposits and negotiable certificates of deposit. Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Certificates of deposit are certificates issued against funds deposited in a bank for a specified period of time. Bank obligations may be purchased only if (1) the issuing bank is a U.S. bank with total assets of at least $1 billion, and (2) the bank is a member of the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER

    Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months.

    Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying interest rates pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes. The Money Market Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the master demand note arrangements, the Adviser will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand. While the master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Money Market Fund may invest in them only if at the time of an investment the issuer meets the criteria in the Prospectus for all other issuers of instruments that the Money Market Fund may purchase. Because master demand notes are immediately repayable by the borrower on demand, they are considered by the Money Market Fund to have a maturity of one business day.

REPURCHASE AGREEMENTS

    Repurchase agreements are arrangements involving the purchase of money market instruments which the Money Market Fund is qualified to purchase, and the Fund's simultaneous agreement to sell the same instruments back to their original seller on demand or at a specified future date at an agreed upon price. A repurchase agreement can be viewed as a loan made by the Fund to the seller of the instrument, with such instrument serving as collateral for the seller's agreement to repay the amount borrowed with interest. In effect, the repurchase price reflects an agreed upon interest rate unrelated to the stated rate on the purchased instrument. Such transactions afford an opportunity for the Fund to earn a return on cash that is only temporarily available.

    In the event of the default or bankruptcy of the other party, the Fund could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

    Repurchase agreements with maturities of greater than seven days are generally not negotiable, and therefore are not regarded as liquid investments. Such repurchase agreements may also be subject to greater risks than repurchase agreements of shorter maturities in that (1) the seller may experience a decrease in credit quality during the term of the repurchase agreement and (2) the value of the collateral may decline due to higher interest rates.

    The Money Market Fund will only enter into repurchase agreements when the Adviser, under the general oversight of the Board of Trustees of the Trust, determines that such agreements present minimal credit risks. For repurchase agreements, minimal credit risk determination relates to both the quality of the instrument serving as collateral as well as the creditworthiness of the original seller during the time frame contemplated by the repurchase agreement. Accordingly, as explained in the Prospectus, the Fund will only enter into repurchase agreements with banks and primary government securities dealers which the Adviser (under the general oversight of the Trust's Board of Trustees and using the same criteria used to evaluate the credit risk of all instruments considered for purchase by the Fund) determines do not present a serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the agreement.

FOREIGN SECURITIES

    The Money Market Fund may invest up to 10% of its total assets, taken at market value at the time of acquisition, in U.S. dollar-denominated money market instruments (including commercial paper) that are issued or guaranteed by foreign issuers, including foreign corporations or other business organizations, foreign governments and foreign government agencies or instrumentalities, and foreign financial institutions. However, the Money Market Fund may invest up to 25% of its total assets in securities of foreign issues if they are either: (1) issued, assumed or guaranteed by a foreign government or political subdivision or instrumentality thereof, or a foreign issuer having a class of securities listed for trading on the New York Stock Exchange, or (2) assumed or guaranteed by domestic issuers. The Money Market Fund will only invest in foreign securities that meet its general standards described above. Investments by the Fund in foreign securities entail certain risks not shared by domestic securities of the same type.

    Securities of foreign issuers, particularly nongovernmental issuers, involve risks that are not ordinarily associated with investing in domestic issuers. These risks include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Foreign securities may also be subject to greater fluctuations in price than similar securities of domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In many countries, there is less government regulation of stock exchanges, brokers and listed companies than in the United States.

    With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect a Fund's investments in certain foreign issuers; in those situations, it may be difficult for the Fund to obtain or to enforce a judgment against the issuer.

LENDING PORTFOLIO SECURITIES

    In order to further the Money Market Fund's investment objective of seeking a high level of current income, it may lend its portfolio securities to brokers, dealers, and financial institutions. The amount of loaned securities will not exceed 5% of the value of the Fund's assets. Securities lending activities, if and when engaged in by the Money Market Fund, will be carried out in the manner described and subject to the conditions described in the caption "Lending Portfolio Securities" in the next section dealing with the Non-Money Market Funds.

INVESTMENT RESTRICTIONS

    FUNDAMENTAL INVESTMENT RESTRICTIONS. The Money Market Fund has adopted a number of fundamental policies restricting the investment of its assets, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. Pursuant to the Money Market Fund's fundamental investment restrictions, it may not:

        (a) issue senior securities (except to the extent that borrowings under paragraph (h) below exceeding 5% of the value of the Money Market Fund's total assets are deemed to constitute senior securities under the 1940 Act);

        (b) purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate); a security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

        (c) purchase any securities on margin (except that, subject to the borrowing limitation in paragraph (h) below, the Money Market Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities), or make short sales of securities or maintain a short position;

        (d) underwrite securities of other issuers (except insofar as the Money Market Fund or the Trust might be deemed an underwriter under the Securities Act of 1933 in certain resales of portfolio securities held by the Fund);

        (e) invest more than 25% of the value of its total assets in the securities of issuers having their principal activity in any particular industry, other than U.S. Government Securities, as defined in Section 2(a)(16) of the 1940 Act;

        (f) invest more than 5% of the value of the Money Market Fund's total assets in, or invest in more than 10% of the outstanding voting securities of, any one issuer, except that this restriction does not apply to investments in U.S. Government Securities;

        (g) make loans, except that the Money Market Fund may enter into repurchase agreements as described above or in the Prospectus, and the Fund may lend its portfolio securities, but not in amounts in excess of the 5% of the value of its assets;

        (h) borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of the Money Market Fund's total assets at the time the borrowing is made, and the Fund will not make additional investments during any period that borrowings exceed 5% of the value of its total assets;

        (i) pledge, hypothecate, mortgage or transfer as security for indebtedness any securities held by the Money Market Fund, except in an amount of not more than 10% of the value of its total net assets, and then only to secure borrowings permitted by paragraphs (c) and (h);

        (j) enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Money Market Fund's total assets would be invested in such repurchase agreements and any other assets which are either illiquid or are not readily marketable;

        (k) invest in time deposits maturing in more than seven days; in addition, time deposits maturing in two business days to seven calendar days may not exceed 10% of the value of the Fund's total assets; and

        (1) purchase or sell interests in oil, gas, or other mineral exploration or development programs, commodities, or commodity contracts, except that the Money Market Fund may purchase securities of issuers which invest or deal in any of the above, provided such securities are money market instruments in which the Fund is otherwise permitted to invest.

    NON-FUNDAMENTAL RESTRICTIONS. In addition to the fundamental investment restrictions set forth above, the Money Market Fund is subject to the following restrictions in implementing its investment policy. These additional restrictions are not fundamental and may be changed by the Trustees without shareholder approval. The Fund may not:

        (1) write, purchase or sell puts, calls (other than covered call options) or combinations thereof;

        (2) invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities. However, up to 25% of the total assets of the Money Market Fund may be invested in securities (a) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (b) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (c) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange ("NYSE");

        (3) participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with other Funds, with individually managed accounts, or with registered investment companies advised or sponsored by the Money Market Fund's investment adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution);

        (4) alone, or together with any other Fund or Funds, make investments for the purpose of exercising control over, or management of, any issuer; and

        (5) purchase securities of other investment companies.

    COMPUTATION RULE. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of the Money Market Fund's total assets will not constitute a violation of the percentage restriction.


                ADDITIONAL INVESTMENT PRACTICES AND RESTRICTIONS

    The respective investment objectives of the Asset Allocation Fund, S&P 500 Index Fund, Government Securities Fund, International Equity Fund and REIT Index Fund (the "Non-Money Market Funds"), how such Funds seek to achieve such investment objectives and the principal investment strategies by which such Funds will pursue their objectives are generally set forth in the Prospectus. This section describes in more detail certain securities in which such Funds (and in certain cases the Money Market Fund) may invest and certain investment practices they may use and is intended to augment the description found in the Prospectus.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued basis or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also establish a segregated account with the Trust's custodian bank in which it will maintain cash or cash equivalents or other liquid Fund securities equal in value, marked to market on a daily basis, to commitments for such when-issued or delayed-delivery securities. As a general matter each Fund will hold less than 5% of its assets in commitments to purchase securities on a delayed-delivery or when-issued basis and will not, under any circumstances, purchase securities on a when-issued basis or delayed-delivery basis if, as a result, more than 10% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES

    Each Non-Money Market Fund may from time to time lend securities it holds to brokers, dealers and financial institutions, up to a maximum of 20% of its total assets, and the Money Market Fund may so lend securities up to a maximum of 5% of the value of its assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Funds. Such loans will be secured by the collateral in the form of cash or U.S. Treasury securities, which at all times during which the loan is outstanding will be maintained in an amount at least equal to the current market value of the loaned securities. Each Fund will continue to receive interest and dividends on the loaned securities during the term of its loans and, in addition, will receive either a fee from the borrower or interest earned from the securities in which cash collateral is invested during the term of the loan. Each Fund will also receive any gain or loss in the market value of its loaned securities.

    The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. A Fund will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were important with respect to the investment.

    Each Fund intends to limit the amount of securities lending so that the aggregate amount of interest received attributed to securities loaned, if considered "other income" for federal tax purposes, will not cause it to lose its tax status as a regulated investment company.

    The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when collateral is insufficient to replace the full amount of the loaned securities. The borrower would be liable for the shortage, but a Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, the Funds will make loans of securities only to firms that the Adviser (under the general oversight of the Board of Trustees of the Trust) deems creditworthy.


CONVERTIBLE SECURITIES

    The Asset Allocation Fund and International Equity Fund may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, the Adviser usually gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which these Funds may invest are subject to the same rating criteria as each Fund's investment in non-convertible debt securities.

WARRANTS

    The Asset Allocation Fund and the International Equity Fund may each invest up to 5% of its total assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. These Funds will not invest more than 2% of their total assets, calculated at the time of purchase, in warrants or rights which are not listed on the NYSE or American Stock Exchange. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN INVESTMENTS AND CURRENCY

     Each of the Government Securities Fund, the Asset Allocation Fund, the S&P 500 Index Fund and the REIT Index Fund may invest up to 10% of its total assets, taken at market value at the time of acquisition, in securities of foreign companies that are organized outside the United States or whose securities are principally traded outside the United States (a "foreign issuer") and in securities denominated or quoted in foreign currency ("non-dollar securities"). In addition, each of these Funds may invest up to 25% of its total assets in securities of foreign issuers and in non-dollar securities if certain guarantees exist. Foreign investments will qualify as "guaranteed" if they are either: (1) issued, assumed or guaranteed by a foreign government or political subdivision or instrumentality thereof, or a foreign issuer having a class of securities listed for trading on the New York Stock Exchange; or (2) assumed or guaranteed by domestic issuers.

     The International Equity Fund may invest all of its assets in the securities of foreign issuers and in non-dollar securities.

     FOREIGN INVESTMENTS GENERALLY AND RISKS. Investments in the securities of foreign issuers or investments in non-dollar securities may offer potential benefits not available from investments solely in securities of domestic issuers or U.S. dollar-denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations. For example, a decline in the currency exchange rates of foreign securities might reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends

    A Non-Money Market Fund may be subject to currency exposure as a result of or independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

    Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Non-Money Market Fund may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

    Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Non-Money Market Fund is uninvested and no return is earned on such assets. The inability of a Fund to make intended securities purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Inability to dispose of Fund investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position.

INVESTMENTS IN ADRS, EDRS AND GDRS. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. Each of the S&P 500 Index Fund, Government Securities Fund, Asset Allocation Fund and International Equity Fund may invest in ADRs, EDRs and GDRs. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADR

(i.e., an unsponsored ADR), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Trust generally considers ADRs to be securities issued, assumed or guaranteed by a foreign issuer.

     EDRs and GDRs are receipts issued by Non-U.S. financial institutions evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are in bearer form and are designed for trading in European securities markets. GDRs are issued in either registered or bearer form and are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

INVESTMENTS IN EMERGING MARKETS. The International Equity Fund may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries in the past may have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment, generally including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the International Equity Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

     The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may also make the International Equity Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custody or other arrangements before making certain investments in these countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of the Fund to invest in securities of certain issuers located in those countries.


FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers usually will involve currencies of foreign countries, and because the Government Securities Fund, the Asset Allocation Fund, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund may have currency exposure independent of their securities positions, the value of the assets of these Funds as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments quoted or denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase. The International Equity Fund often will have substantial currency exposure both from investments quoted or denominated in foreign currencies and from its currency positions.

     Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Such exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     In addition to investing in securities denominated or quoted in a foreign currency, the International Equity Fund may engage in a variety of foreign currency management practices described below. The Fund may also use these currency exchange techniques to manage exposure to currency risk relative to the MSCI Index (as hereafter defined) and also in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. It also may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date based on anticipated changes in the relevant exchange rate. The Fund will incur costs in connection with conversions between various currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The International Equity Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

    The International Equity Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when it purchases or enters into a fixed price contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price or value of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is proposed to be purchased and the date on which the security is actually purchased, or the period during which the security is held (including the period after sale but prior to the conversion of the proceeds into dollars), or the period between the declaration of the dividend or interest payment and the date on which such payments are made or received (and converted into dollars).

    When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the International Equity Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

    The International Equity Fund may engage in proxy-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. The Fund also may purchase and sell forward contracts in cross-hedging when the Adviser anticipates that a foreign currency contained in the Morgan Stanley Capital International Non-U.S. Equity (Free) ("MSCI") Index will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Fund. The Fund may also purchase and sell forward contracts to seek to increase total return.

    The Trust's custodian will segregate cash or liquid securities of the International Equity Fund in an amount equal to the value of the Fund's total assets committed to the consummation of speculative forward foreign currency exchange contracts. If the value of the securities segregated declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

    While the International Equity Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

    Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign exchange currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, the benefits of a currency hedge and may force the Fund to cover its purchase or sale commitments, if any, at the current market price causing the Fund to incur additional transaction costs.

WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. The International Equity Fund may write (i.e., sell) covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund also may use options on currency to proxy-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if the Adviser determines that there is a pattern of correlation between the values of the currencies. In addition, the Fund may purchase call or put options on a currency to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive opportunities and are not held by the Fund. When purchased or sold to increase total return, options on currencies are considered speculative.

    A call option written by the International Equity Fund obligates the Fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the Fund would obligate the Fund to purchase specified currency from the option holder at a specified price at any time before the expiration date. The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

    The International Equity Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The Fund is also able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by it.

    The International Equity Fund would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase a specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

    The International Equity Fund would normally purchase put options in anticipation of a decline in the dollar value of the currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the Fund's portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

    In addition to using options for the hedging purposes described above, the International Equity Fund may use options on the currencies to seek to increase total return. It may write covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

    The International Equity Fund would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. It would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. It would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, it would realize either no gain or a loss on the purchase of the put option.

SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. An exchange traded options position may be closed out only on an options exchange which provides a market for an option of the same series. Although the International Equity Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid market on an exchange will exist for any particular option, or at any particular time. For some options no market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or other clearing agency inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    The International Equity Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid investments. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to perform under or close out options purchased or written by the Fund.

CURRENCY SWAPS. The International Equity Fund may enter into currency swaps for both hedging purposes and to seek to increase total return. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund is expected to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions entered into for hedging purposes. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that swaps are entered into for good faith hedging purposes (or are offset by a segregated account as described below), the Trust and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Trust's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreement applicable to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the Securities and Exchange Commission ("SEC") takes the position that currency swaps are illiquid investments subject to the Fund's limitation on such investments.

         The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the International Equity Fund would be less favorable than it would have been if swaps were not used.


OPTIONS ON SECURITIES AND SECURITIES INDICES

    The Government Securities, S&P 500 Index, International Equity and REIT Index Funds may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income. The Asset Allocation Fund may write covered call options on its portfolio securities in amounts up to 10% of its total assets in order to earn additional income or to minimize or hedge against anticipated declines in the value of those securities. All call options written by these Funds are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding. All put options written by these Funds are covered, which means that the Fund has deposited with the Trust's custodian cash or liquid securities with a value at least equal to the exercise price of the option. Call and put options written by a Fund may also be covered to the extent that the Fund's liabilities under such options are offset by its rights under call or put options purchased by the Fund (e.g. closing purchase transactions) and call options written by a Fund may also be covered by depositing cash or liquid securities with the Trust's custodian in the same manner as written puts are covered.

    Through the writing of a covered call option, a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, a Fund receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

    The Government Securities, S&P 500 Index, International Equity and REIT Index Funds may each also purchase exchange-traded call and put options with respect to securities. These Funds may each purchase put options for defensive purposes in order to protect against an anticipated decline in the value of their portfolio securities. As the holder of a put option with respect to individual securities, each has the right to sell the securities underlying the option and to receive a cash payment at the exercise price at any time during the option period. These Funds may each purchase call options on individual securities and in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option. As the holder of a call option with respect to individual securities, the Funds obtain the right to purchase the underlying securities at the exercise price at any time during the option period.

    The S&P 500 Index, International Equity and REIT Index Funds may each, in accordance with its investment objective and investment program, also write exchange-traded covered call and put options on stock indices. These

Funds may write such options for the same purposes as each may engage in such transactions with respect to individual portfolio securities, that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

    If a Fund writes an option which expires unexercised or is closed out by such Fund at a profit, it will retain the premium received for the option, which will represent a capital gain to the Fund. If the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security at a disadvantageous price, which may only be partially offset by the amount of premium received.

    When a Fund writes an option on an index, and the underlying index moves adversely to its position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

    Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option, the option is considered to be "in the money." In such a case, a Fund will cover such options written by segregating with its custodian as collateral cash or liquid securities equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

    Stock indices for which options are currently traded include the S&P 500 Index, Value Line Index, National OTC Index, Major Market Index, and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

    The S&P 500 Index, International Equity and REIT Index Funds may also purchase put or call options on securities indices in order to (1) hedge against anticipated changes in stock prices generally that may adversely affect the prices of securities that they intend to purchase at a later date, (2) hedge their investments against an anticipated decline in value, or (3) attempt to reduce the risk of missing a general market advance. In the event that the anticipated changes in stock prices occur, these Funds may be able to offset the resulting adverse effect, in whole or in part, through the options purchased.

     The effectiveness of hedging activities of the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund through the writing or purchase of stock index options will depend upon the extent to which price movements in the Fund's holdings being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Fund may not exactly match the composition of the stock index on which options are purchased or written.

    The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying securities index changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by it, the S&P 500 Index, International Equity and REIT Index Funds may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale, less all transaction costs, is more or less than the premium paid on the put or call option purchased.

    All the Non-Money Market Funds may use options traded on a national securities exchange. Only the Government Securities Fund, the International Equity Fund and the REIT Index Fund, however, may write and purchase over-the-counter (i.e., unlisted) options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, each of the Government Securities Fund, the International Equity Fund and the REIT Index Fund may enter into contracts with the primary dealers with which it writes over-the-counter options. Such contracts, if entered into, will provide that each such Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which the Fund can repurchase the option at any time. Except for the amount of this formula price less the amount by which an over-the-counter option is "in-the-money," this option will generally be considered illiquid securities. The Adviser has established standards of creditworthiness for these primary dealers.

     As to all options, if the Adviser's forecasts regarding movements in securities prices or interest rates are incorrect, a Fund's investment results might have been more favorable had a transaction not been effected. Because of these risks, the use of "options" related investment practices requires special skills in addition to those needed to select portfolio securities and there can be no assurances that the Adviser will be able to employ these practices successfully.

FINANCIAL FUTURES CONTRACTS

    The Government Securities, S&P 500 Index, International Equity and REIT Index Funds, each in accordance with its investment objective, investment program, policies, and restrictions, may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates or overall stock prices, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or government bond markets. Likewise, the International Equity Fund may purchase and sell exchange-traded currency futures contracts as a hedge to protect against anticipated adverse changes in currency exchange rates. All of these Funds also may purchase and sell exchange-traded financial futures contracts to earn additional income or otherwise seek to increase total return.

         If expectations regarding movements in securities prices or interest rates are incorrect, a Fund might have experienced better investment results without hedging. The use of futures contracts, as well as options on futures contracts discussed below, requires special skills in addition to those needed to select portfolio securities.

     A financial futures contract is an agreement to buy or sell a security or currency (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts, to the extent that they are traded on an exchange or board of trade located in the U.S. are traded on or subject to the rules of the boards of trade which have been designated "contracts markets" by the CFTC. Financial futures contracts consist of interest rate futures contracts, stock index futures contracts and currency futures contracts.

    An interest rate futures contract binds the seller either to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract, or the parties to settle in cash based upon the interest rate or rate index at the expiration of the contract. A public market currently exists for futures contracts the prices of which are related to interest rates on, among other instruments, long-term U.S. Treasury Bonds, three-month U.S. Treasury Bills, U.S. Treasury Notes and three month Eurodollars.

    Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on, among other indices, the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index and the Dow Jones Industrial Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts. Each Non-Money Market Fund (except the Asset Allocation Fund) may use those indices which are appropriate to its hedging strategies.

    A currency futures contract is a contract to purchase or sell a specific amount of foreign currency at a future time at a fixed price.

     To hedge against the possibility that increases in interest rates or other factors may result in a general decline in prices of securities owned by it, the Government Securities Fund and the REIT Index Fund may sell interest rate futures contracts. To hedge against the possibility of a general decline in the prices of securities owned by it, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund may sell stock index futures contracts. To hedge against the possibility of an adverse change in currency exchange rates, the International Equity Fund may sell currency futures contracts. Assuming that any decline in the securities or currency being hedged is accompanied by a decline in the debt instrument, interest rate, stock index or currency chosen as a hedge, the sale of a futures contract on that debt instrument, interest rate, stock index or currency may generate gains that can wholly or partially offset any decline in the value of the Fund's securities or currency exposure which have been hedged.

     To hedge against the possibility of lower long-term interest rates and likely concomitant increase in prices of securities to be purchased by it, the Government Securities Fund and the REIT Index Fund may purchase interest rate futures contracts. Likewise, to hedge against increases in equity prices, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund may purchase stock index futures contracts. To hedge against the possibility of an adverse change in currency exchange rates, the International Equity Fund may purchase currency futures contracts. For these Funds, such a strategy is intended to secure a position in the futures market intended to approximate the economic equivalent of a position in the securities market. When used as hedges, the Funds will purchase appropriate financial futures contracts only when each intends to purchase the underlying securities that may be affected by such decreases in interest rates or increases in equity prices or decline in value of the dollar versus the currency in which the security to be purchased is denominated (as the case may be) and will purchase such financial futures contracts in approximately the amount being hedged. When used as hedges, the Adviser expects that purchases of the underlying securities will, in fact, be made a substantial majority of the time.

     Each of the Government Securities Fund, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund may purchase and sell exchange-traded financial futures contracts for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return.

    Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Non-Money Market Fund (except the Asset Allocation Fund) are usually liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

    When financial futures contracts are entered into by a Non-Money Market Fund (except the Asset Allocation Fund), either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of its future commission merchant ("FCM") an initial margin of cash or U.S. Treasury bills equal to as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index or currency fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

     None of the Funds will enter into any speculative financial futures contract (or purchase any option thereon) if, immediately thereafter, the total amount of its assets required to be on deposit as initial margin to secure its obligations under such open futures contracts, plus the amount of premiums paid by the Fund for outstanding options to purchase such futures contracts (less any in-the-money amount at the time of purchase) would exceed 5% of the market value of the Fund's total assets (after taking into account unrealized profits and losses on any such futures contracts or options it has entered into).

    Financial future contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, a Non-Money Market Fund will normally close all futures positions by entering into an off-setting transaction which operates to cancel the position held, and which usually results in a profit or loss.

OPTIONS ON FINANCIAL FUTURES CONTRACTS

    The Government Securities, S&P 500 Index, International Equity and REIT Index Funds may also purchase call and put options on financial futures contracts and write covered call options on financial futures contracts of the types which the particular Fund is authorized to enter into. The S&P 500 Index and REIT Index Funds also may write covered put options on stock index futures contracts. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices.

    Options on financial futures contracts, to the extent traded on an exchange or board of trade located in the U.S., are traded on contract markets that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right, in return for the premium paid, to purchase a financial futures contract (similar to a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (similar to a "short" position on a financial futures contract), for a specified exercise price, at any time before the option expires. The Funds, as described above, may invest in such options for the same hedging purposes as they may each purchase or sell financial futures contracts or in order to earn additional income or otherwise seek to increase total return.

     The S&P 500 Index Fund and the REIT Index Fund may seek to close out (at its market price on the relevant market) such put option before the option has expired. If the market is not liquid for that option, however, the Fund must continue to be prepared to pay the strike price while the option remains outstanding, regardless of price changes, and must continue to set aside liquid assets to cover this position.

    Unlike entering into a financial futures contract itself, purchasing options on financial futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options and transaction costs. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract on a financial futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.



CERTAIN ADDITIONAL RISKS OF OPTIONS AND FINANCIAL FUTURES CONTRACTS

    In addition to the risks described in the Prospectus, the use of options and financial futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases the options or financial futures contracts used may be based on securities or currencies which, or stock indices the components of which, are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

    To some extent, careful management of hedging activities can minimize these risks. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contract which is smaller than the amount of portfolio securities to which such contracts relate.

    The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to financial futures contracts and options written on stock indices. A Fund entering into a futures purchase contract potentially could lose any or all of an amount equal to the contract's settlement price multiplied by the contract's multiplier. In entering into a futures sale contract, a Fund could potentially lose an amount equal to the excess of the contract's value (marked to market daily) over the contract's settlement price multiplied by the contract's multiplier. In writing options on stock indices, a Fund could potentially lose a sum equal to the excess of the value of the index (marked to market daily) over the exercise price or the excess of the exercise price over the value of the index. In addition, because financial futures contracts require delivery at a future date of either a specified security or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or stock index can, therefore, result in a much greater loss to the Fund.

    Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more), thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

    Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e. terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

    In addition, FCMs or brokers in certain circumstances will have access to each Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also, the value of such assets could decline by the time the Fund could effect such recovery.

    The success of any Fund in using hedging techniques depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on its ability to select the proper type, time and duration of hedges. There can be no assurance that the Adviser will employ these techniques or that, if employed, these techniques will produce their intended results. In any event, the Adviser will use financial futures contracts, options thereon and stock index options only when it believes the overall effect is to reduce, rather than increase, the risks to which a Fund is exposed. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

RESTRICTED SECURITIES AND OTHER ILLIQUID INVESTMENTS

     The Adviser is responsible for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Each of the Money Market Fund, the Government Securities Fund and the S&P 500 Index Fund will not purchase or otherwise acquire any investment if, as a result, more than 10% of its net assets (taken at current value) would be invested in instruments that are illiquid by virtue of the absence of a readily available market. Each of the Asset Allocation Fund, the International Equity Fund and the REIT Index Fund will not purchase or otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current value) would be invested in instruments that are illiquid by virtue of the absence of a readily available market.

     Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933.

     The foregoing illiquid investment restrictions do not apply to purchases of restricted securities eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Trust's Board of Trustees or by the Adviser under the general oversight of the Trustees. Such determination would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Fund's holdings of those securities may become illiquid. The foregoing investment restrictions also do not apply to purchases of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the Securities Act of 1933.

BORROWING

    From time to time, the International Equity Fund may increase its ownership of investments by borrowing from banks on an unsecured basis and investing the borrowed funds (on which the Fund pays interest). The Fund may borrow only up to 10% of the value of its total assets for this purpose and may not borrow unless the value of its assets, less its liabilities other than borrowing, is equal to at least 300% of all borrowings, including any additional proposed borrowings. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund must, within three days, reduce its borrowing to the extent necessary to meet the coverage requirement and may have to sell a portion of its investments at an inopportune time. Borrowing for investment, or "leverage," increases investment opportunity but also risk and costs (which may include commitment fees and/or the cost of maintaining minimum average balances with the lender). Interest on borrowed money is an expense that the Fund would not otherwise incur, so that it may have little or no net investment income during periods of borrowing. Since substantially all of the Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value tends to increase and decrease more when portfolio investments increase and decrease, respectively, than would otherwise be the case.

LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS

    Up to 30% of the total assets of the Asset Allocation Fund may be invested in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's or S&P. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or S&P (i.e., investment grade debt instruments), and especially those which are investment grade but are not high quality (i.e., rated Baa by Moody's or BBB by S&P) may, after purchase by the Fund, have their ratings lowered due to the deterioration of the issuer's financial position.

RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS

    Lower-rated fixed income securities (i.e., those rated Ba or lower by Moody's or BB or lower by S&P) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and the Adviser's success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent the Asset Allocation Fund invests in these securities, factors adversely affecting the market value of high-yielding securities will adversely affect the Fund's net asset value. In addition, the Asset Allocation Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of fixed-income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed-income securities generally entails less risk than an investment in common stock of the same issuer.

    High yielding securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with corporate reorganization or as a part of a corporate takeover. Companies that issue such high-yielding securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yielding securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments or the issuers inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

    High yielding securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund.

    The Asset Allocation Fund may have difficulty disposing of certain high-yielding securities for which there is a thin trading market. Because not all dealers maintain markets in all high-yielding securities, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high-yielding securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations are generally available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Board of Trustees of the Trust. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

    The Asset Allocation Fund may acquire high-yielding securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. This Fund may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Fund also may acquire high-yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Trust has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

    From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals if enacted into law could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high-yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

COVERED CALL OPTIONS

    The Asset Allocation Fund may write covered call options that are traded on a national securities exchange with respect to securities in the Fund (ensuring that at all times the Fund will have the securities which it may be obligated to deliver if the option is exercised). The Fund may write call options on its securities in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the call price of the option, except insofar as the premium represents such a profit.

    The Asset Allocation Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although writing only those call options that are traded on a national securities exchange increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the turnover rate of the Fund, especially during periods when market prices of the underlying securities appreciate, which could affect brokerage costs.

GNMA CERTIFICATES

    The Asset Allocation and Government Securities Funds may each invest up to 50% of its net assets in GNMA Certificates. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in a form of certificates representing participation in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

    The average life of GNMA Certificates varies with the maturities of the underlying mortgages. The Asset Allocation and the Government Securities Funds may each use principal payments it receives to purchase additional GNMA Certificates or other permitted investments. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the GNMA Certificate. Also, the Asset Allocation and the Government Securities Funds may each reinvest principal repaid to it in instruments whose yield may be higher or lower than that of the GNMA Certificate had such prepayments not been made.


OTHER INVESTMENT PRACTICES

The S&P 500 Index Fund may choose not to invest in all the stocks that comprise the S&P 500 Index, and its holdings may be invested differently by industry segment than the S&P 500 Index. The Fund may compensate for the omission by investing in stocks with characteristics similar to omitted stocks (such as stocks from the same or similar industry groups having similar market capitalizations and other investment characteristics).

     Although the REIT Index Fund may at times hold each stock in the Morgan Stanley REIT Index in roughly the same proportions as in the Index itself, it may choose not to invest in all the stocks that comprise the Morgan Stanley REIT Index. The Fund may compensate by investing in stocks with characteristics similar to omitted stocks (such as stocks representing the same or similar property types or regions or having similar market capitalizations and other investment characteristics).


INVESTMENT RESTRICTIONS

    FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Non-Money Market Fund has adopted a number of fundamental policies restricting the investment of its assets, which may not be changed without the affirmative vote of the holders of a majority of such Fund's outstanding voting securities. The "affirmative vote of the holders of a majority of such Fund's outstanding securities" has the meaning set forth under "General Information" above. Pursuant to the fundamental investment restrictions of each Non-Money Market Fund other than the Asset Allocation Fund, except where otherwise noted, each such Fund may not:

        (1) issue senior securities except: (a) to the extent that borrowing under paragraph (8) below exceeding 5% may be deemed to be senior securities under the 1940 Act, or (b) in connection with investments of certain Funds in options, futures and swap contracts;

        (2) as to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities, as defined in Section 2(a)(16) of the 1940 Act) or invest in more than 10% of the outstanding voting securities of any one issuer;

        (3) invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry, other than U.S. Government securities; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction. This restriction does not apply to the REIT Index Fund;

        (4) purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

        (5) purchase any securities on margin except: (a) that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (b) in connection with investments in options, futures and swap contracts;

        (6) make loans, except as provided in (7) below and except through the purchase of obligations in private placements (the purchase of publicly-traded obligations not being considered the making of a loan);

        (7) lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan;

        (8) borrow amounts in excess of 10% (20% in the case of the S&P 500 Index Fund and the REIT Index Fund) of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. The International Equity Fund, however, may borrow amounts up to an additional 10% of its net asset value from banks to increase its holdings of portfolio investments;

        (9) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowing mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (b) in connection with investment of certain Funds in options, futures and swap contracts;

        (10) underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

        (11) invest more than 10% of its net assets (15% for the International Equity Fund and REIT Index Fund) in repurchase agreements maturing in more than seven days and other illiquid investments; and

        (12) purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, or commodity contracts, except that such Funds may invest in financial futures contracts and related options;

    Pursuant to the fundamental investment restrictions of the Asset Allocation Fund, such Fund may not:

        (1) issue senior securities (except to the extent that borrowings under paragraph (8) below exceeding 5% of the value of the Fund's total assets may be deemed to constitute senior securities under the 1940 Act); however, this prohibition shall not limit the Fund's ability to write covered call options;

        (2) purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

        (3) purchase any securities on margin (except that, subject to the borrowing limitation in (8), the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities), or make short sales of securities or maintain a short position. However, this prohibition shall not limit the Fund's ability to write covered call options;

        (4) underwrite securities of other issuers (except insofar as the Fund or the Trust might be deemed an underwriter under the Securities Act of 1933 in certain resales of portfolio securities held by the Fund);

        (5) invest more than 25% of the value of its total assets in the securities of issuers having their principal activity in any particular industry, other than U.S. Government securities, as defined in Section 2(a)
    (16) of the 1940 Act. For the purpose of defining the term "particular industry," utilities will be divided according to their services. For example, gas, gas transmission, electric and telephone each will be considered a separate industry;

        (6) as to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except that this restriction shall not apply to U.S. Government securities) or invest in more than 10% of the outstanding voting securities of any one issuer;

        (7) make loans, except that the Fund may enter into repurchase agreements as described above or in the Prospectus, and the Fund may lend its portfolio securities in amounts up to 20% of the value of its total assets;

        (8) borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of the Fund's total assets at the time the borrowing is made, and the Fund will not make additional investments during any period that borrowings exceed 5% of the value of its total assets. This limitation on borrowing money shall not limit the Fund's ability to write covered call options;

        (9) pledge, hypothecate, mortgage or transfer as security for indebtedness any securities held by the Fund, except in an amount of not more than 10% of the value of its total net assets, and then only to secure borrowings permitted by (3) and (8);

        (10) invest in illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the value of the Fund's total assets would be invested in such illiquid securities;

        (11) invest in time deposits maturing in more than seven days. In addition, time deposits maturing in two business days to seven calendar days may not exceed 10% of the value of the Fund's total assets; and

        (12) purchase or sell interests in oil, gas, or other mineral exploration or development programs, commodities, or commodity contracts, except that the Fund may purchase securities of issuers which invest or deal in any of the above, provided that such securities meet the Fund's other investment criteria.

    With respect to fundamental investment restriction (10) of the Asset Allocation Fund set forth above, the Trust has been advised by the SEC that, under the SEC's guidelines, the Asset Allocation Fund may not invest more than 15% of the value of such Fund's net assets in illiquid securities. Accordingly, in order to comply with the SEC's guidelines, as a matter of non-fundamental policy such Fund will not invest in illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the value of such Fund's net assets would be invested in such illiquid securities. The Trust has undertaken to the SEC that it will comply with this non-fundamental policy until such time as the shareholders of the Asset Allocation Fund approve an amendment to the fundamental policies of such Fund incorporating into such fundamental policies this non-fundamental policy.

    NON-FUNDAMENTAL RESTRICTIONS. In addition to the fundamental investment restrictions set forth above, each Non-Money Market Fund is subject to the following additional restrictions in implementing its investment policy. These additional restrictions are not fundamental and may be changed by the Trustees without shareholder approval. These Funds are subject to the same non-fundamental investment restrictions as apply to the Money Market Fund (described above) except as modified below.

        (1) each Non-Money Market Fund will not purchase securities of other investment companies if, as a result thereof, the Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Fund's assets would be invested in any one investment company, or more than 10% of the Fund's total assets would be invested in securities of investment companies. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such Fund's total assets, taken at market value, would be invested in such securities;

        (2) each Non-Money Market Fund will not invest more than 30% of its total assets, measured at the time of investment, in debt securities (other than U.S. Government securities) that are rated lower than the four highest rating categories by Moody's or S&P or are unrated. This restriction shall apply to such unrated securities as the Adviser may determine, pursuant to procedures adopted by the Trustees to be of comparable quality to those securities assigned a rating in one of the four highest categories;

        (3) each Non-Money Market Fund (other than the S&P 500 Index Fund and the REIT Index Fund) will not purchase or retain the securities of any issuer if any officer or Trustee of the Trust, the Adviser or any affiliated person of the Trust or the Adviser beneficially own more than 0.5% of the securities of such issuer or together in the aggregate own more than 5% of the securities of such issuer;

        (4) the S&P 500 Index Fund, Government Securities Fund, International Equity Fund and REIT Index Fund will not enter into a speculative financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open speculative futures positions, plus the sum of the premiums paid for all unexpired options on futures contracts (less any in-the-money amount at the time of purchase) would exceed 5% of the market value of its total assets (after taking into account unrealized profits and losses on any such futures contracts or options it has entered into);

        (5) Non-fundamental investment restriction (a) of the Money Market Fund is not applicable to the Government Securities, S&P 500 Index, REIT Index or International Equity Fund; and

        (6) Non-fundamental investment restriction (b) of the Money Market Fund is not applicable to the International Equity Fund.


                             MANAGEMENT OF THE TRUST



BOARD OF TRUSTEES AND OFFICERS

     The Trust has a Board of Trustees, the members of which are generally elected by the shareholders. A majority of the Trustees are not affiliated with AAI or Aon or their affiliates. The Board of Trustees is responsible for the overall management of the Trust, including reviewing the results of the investment portfolios, monitoring investment activities and practices, and receiving and acting upon future plans for the Trust.

    The Trustees and officers of the Trust, their addresses, ages as of February 12, 1999, and their principal occupations for the last five years are set forth below. Those individuals designated with an asterisk are "interested persons" of the Trust, as the term is defined in Section 2 (a)(19) of the 1940 Act.

NAME                               POSITION         AGE     BUSINESS EXPERIENCE
----                               --------         ---     -------------------
Michael A. Cavataio.............   Trustee           55     Director and Vice-Chairman,
361A Bienterra Trail                                        Pioneer Financial Services;
Rockford, IL   61107                                        Real Estate Developer;  Director,
                                                            Mercantile Bank, Northern Illinois;
                                                            Director, Central Reserve Life Corporation.


Michael A. Conway*..............   President and     51     President, Aon Advisors, Inc.; Senior Vice
123 North Wacker Drive             Trustee                  President and Senior Investment Officer,
29th Floor                                                  Aon Corporation.
Chicago, IL  60606

Carleton D. Pearl...............   Trustee           55     Senior Vice President & Treasurer,
McDonald's Corporation                                      McDonald's Corporation.
McDonald's Plaza
Oak Brook, IL   60523-1900

Richard J. Peters...............   Trustee           51     President,  R.J. Peters & Company;  Director,
73 Kercheval Avenue                                         Penske Corporation,  Penske  Motorsports, Inc.,
Suite 102                                                   and Captec Net Lease Realty, Inc.
Grosse Pointe Farms, MI  48236

Charles A. Tribbett.............   Trustee           43     Managing  Director and  Co-Manager, Russell
200 S. Wacker Drive                                         Reynolds Associates.

                                       28

Suite 3600
Chicago, IL  60606

Arlene H. Hardy*................   Treasurer         41     Director of Corporate Treasury, Aon Corporation.
123 North Wacker Drive
26th Floor
Chicago, IL  60606

Catherine Lyczko*...............   Secretary         38     Counsel, Aon Corporation; Secretary, Aon
123 North Wacker Drive                                      Securities Corporation.
13th Floor
Chicago, IL  60606

Brian H. Lawrence*..............   Controller        31     Controller, Aon Securities Corporation;
123 North Wacker Drive                                      Controller, Aon  Financial Institution Services
27th Floor
Chicago, IL  60606


    Trustees or officers who are interested persons of the Trust do not receive any compensation from the Trust for their services to the Trust. Through October 31, 1998 Trustees who are not interested persons of the Trust received compensation at a rate of $10,000 annually, plus $500 per board or committee meeting attended. Effective November 1, 1998, Trustees who are not interested persons of the Trust receive compensation at a rate of $15,000 annually. In addition, Trustees who are not interested persons of the Trust may be reimbursed for any out-of- pocket expenses incurred in connection with affairs of the Trust.

    Set forth below is a compensation table listing, for each Trustee of the Trust during its fiscal year ended October 31, 1998 entitled to receive compensation, the aggregate compensation received from the Trust during such fiscal year.

TABLE OF TRUSTEES' COMPENSATION
-------------------------------

                                                     AGGREGATE COMPENSATION
NAME OF TRUSTEE                                          FROM THE TRUST
---------------                                      ----------------------

Michael A. Cavataio                                          $12,500

Carleton D. Pearl                                            $12,500

Richard J. Peters                                            $12,500

Charles A. Tribbett                                          $12,500


INVESTMENT ADVISER

     Aon Advisors, Inc., 123 North Wacker Drive, Chicago, Illinois, a wholly owned subsidiary of Aon Corporation, serves as an investment adviser to the Trust pursuant to separate investment advisory agreements relating to each Fund ("Advisory Agreements") each dated September 3, 1996. Information concerning AAI and the basic provisions of the Advisory Agreements are described in the Prospectus under the caption "Management of the Trust--Investment Adviser."

    The duties and responsibilities of AAI are specified in the Advisory Agreements. Each of the Advisory Agreements was approved by the Trustees of the Trust (including a majority of Trustees who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held on May 22, 1996, and the continuation of the Advisory Agreements was last approved by such Trustees at a meeting held July 29, 1998. The Advisory Agreements were also approved by the respective shareholders of the Money Market Fund and the Asset Allocation Fund on July 10, 1996 and by the respective initial shareholders of each of the other Funds on September 3, 1996. The Advisory Agreements are not assignable and may be terminated without penalty upon 60 days written notice at the option of either the Trust or AAI or by a vote of shareholders of each respective Fund. Each Advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued from year to year so long as such continuation is specifically approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party to cast in person at a meeting.

    AAI (under the general oversight of the Trustees) continuously furnishes an investment program for each Fund, is responsible for the actual managing of the investments of each Fund and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of each Fund, AAI performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of each Fund.

    The Advisory Agreements provide that AAI shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the Advisory Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of AAI in the performance of its duties thereunder.


    As described below, AAI has engaged Brinson Partners as the investment sub-adviser to provide day-to-day portfolio management for the International Equity Fund.

    Pursuant to a separate administration agreement between the Trust and Aon Securities Corporation ("ASC"), a wholly owned subsidiary of Aon (the "Administration Agreement"), ASC has agreed, at its own expense, to:

         (1) supply internal auditing and internal legal services; (2) supply stationery and office supplies; (3) prepare reports to shareholders and the Board of Trustees; (4) prepare tax returns; (5) prepare reports to and filings with the SEC and State Blue Sky authorities; (6) at the Trust's request, furnish office space, in such place as may be agreed upon from time to time, and all necessary office facilities; (7) supply clerical, accounting, bookkeeping, administrative and other similar services (exclusive of those services relating to and to be performed under any contract for custodial, transfer, dividend and accounting services entered into by the Trust with a third party); and (8) furnish persons satisfactory to the Trust to respond during normal business hours to in-person, written and telephone requests for assistance and information from shareholders of the Trust, and provide such facilities and equipment as may be necessary for such persons to carry out their duties, including, without limitation, office space and facilities, telephones and CRT terminals and equipment (including telephone lines) necessary for access to the Trust shareholder records.

    The Trust is responsible for all other expenses, including:

         (1) taxes and fees payable by the Trust to federal, state, or other government agencies; (2) brokerage fees and commissions, and issue and transfer taxes; (3) interest; (4) Board of Trustees meeting attendance and annual retainer fees and expenses of trustees of the Trust who are not directors, officers or employees of AAI, or of any affiliated person (other than a registered investment company) of AAI; (5) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities; (6) the charges and expenses for custodial, paying agent, transfer agent, dividend agent and accounting agent services; (7) outside legal fees and expenses in connection with the affairs of the Trust including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities; (8) charges and expenses of independent auditors; (9) costs of meetings of shareholders and trustees of the Trust; (10) costs of maintenance of corporate existence; (11) insurance premiums; (12) investment advisory fees; (13) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements;
         (14) costs and fees associated with delivering reports to and filings with the SEC and State Blue Sky authorities; (15) costs relating to administration of the Trust's general operations; (16) costs relating to the Trust's own employees, if any; and (17) costs of preparing, printing, and delivering the Trust's Prospectus and Statement of Additional Information to existing shareholders.


INVESTMENT ADVISORY FEES

The Funds paid the following amounts in investment advisory fees net of reimbursements and fee waivers during the last three fiscal years:

                                         Year ended          Year ended          Year ended
                                          10/31/98            10/31/97            10/31/96
                                      ----------------    ----------------    ----------------
Money Market Fund (1)                        $813,976            $706,893            $442,559
Government Securities Fund (2)               $134,035            $192,825             $15,342
Asset Allocation Fund (1)                    $568,072            $575,161            $609,643
S&P 500 Index Fund (2)                       $185,423            $181,970                  $0
International Equity Fund (2)                $360,754            $325,711             $27,877
REIT Index Fund (2)                           $82,226            $186,653             $10,094

(1) Includes administration fees prior to 9/3/96.
(2) Inception date 9/3/96.

FUND ADMINISTRATION FEES

The Funds pay ASC annual fees of .05% of average daily net assets under the Administration Agreement. The Funds paid the following amounts in fund administration fees during the last three fiscal years:

                                      Year ended          Year ended          Year ended
                                       10/31/98            10/31/97            10/31/96
                                   ----------------    ----------------    ----------------
Money Market Fund (1)                     $406,988            $296,710             $32,585
Government Securities Fund (2)             $67,018             $36,654              $1,760
Asset Allocation Fund (1)                 $113,614             $66,922              $6,404
S&P 500 Index Fund (2)                    $106,283             $51,683              $1,173
International Equity Fund (2)              $30,063             $22,057              $1,477
REIT Index Fund (2)                        $41,113             $31,848              $1,075

(1) Prior to 9/3/96, each Fund's administration fees were included in investment advisory fees.
(2) Inception date 9/3/96.

FUND ACCOUNTING FEES

The Funds pay Firstar Mutual Fund Service LLC annual fees based on a percentage of assets, subject to an annual minimum amount per Fund, plus fees per security priced under the Fund Accounting Agreement. The Funds paid the following amounts in fund accounting fees to Firstar Mutual Fund Service LLC during the last three fiscal years:

                                         Year ended          Year ended          Year ended
                                          10/31/98            10/31/97            10/31/96
                                      ----------------    ----------------    ----------------
Money Market Fund                             $73,243             $59,165            $105,476
Government Securities Fund (1)                $40,859             $35,421              $5,372
Asset Allocation Fund                         $44,799             $41,003             $33,696
S&P 500 Index Fund (1)                        $55,633             $50,881              $6,358
International Equity Fund (1)                 $70,400             $74,377              $5,372
REIT Index Fund (1)                           $31,375             $30,640              $4,849

(1) Inception date 9/3/96.


INVESTMENT SUB-ADVISER

    Pursuant to a separate sub-advisory agreement described below, AAI has engaged Brinson Partners, Inc. as the investment subadviser to provide day-to-day portfolio management for the International Equity Fund. Brinson Partners is located at 209 South LaSalle Street, Chicago, Illinois 60604. Brinson Partners is an indirect wholly owned subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners is a part of the UBS Brinson Division of UBS AG. Gary Brinson, President and Managing Director of Brinson Partners, is the Chief Executive Officer and Chief Investment Officer of the UBS Brinson Division. Brinson Partners, a registered investment adviser under the Investment Advisers Act of 1940, manages approximately $173 billion of global stocks and bonds as of December 31, 1998, and it and its predecessor entities have been managing non-US securities since 1974.

INVESTMENT SUB-ADVISORY AGREEMENT

    AAI has entered into a separate sub-advisory agreement (the "Sub-Advisory Agreement") with Brinson Partners for the day-to-day portfolio management of the International Equity Fund. The Sub-Advisory Agreement was approved by a vote of the majority of the Trustees of the Trust (including a majority of trustees who are not parties to such Agreement or interested persons, as defined by the 1940 Act, or any such party) at a meeting held for that purpose on August 28, 1996, and the continuation of the Sub-Advisory Agreement was last approved by such Trustees as the meeting held July 29, 1998. The Sub-Advisory Agreement was also approved by the initial shareholder of the International Equity Fund on September 3, 1996. The Sub-Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of AAI or Brinson Partners, by a vote of the majority of the Trustees of the Trust or by a vote of a majority of the outstanding shares of the International Equity Fund. The Sub-Advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued from year to year so long as such continuance is specifically approved annually (1) by the Trustees of the Trust or by a majority of the outstanding shares of the International Equity Fund and
(2) by a majority vote of the Trustees who are not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

INVESTMENT SUB-ADVISORY FEES

    Brinson Partners manages the investments of the International Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Brinson Partners follows AAI's policy of seeking to obtain the most favorable price and efficient execution available.

    For its services, AAI pays Brinson Partners monthly compensation in the form of an investment sub-advisory fee. The fee is paid by AAI monthly and is based upon the average daily net assets of the Fund that Brinson Partners manages, at the following annual rates:

    International Equity Fund: .50% of the first $100,000,000; .475% of the next $100,000,000; and .45% of amounts in excess of $200,000,000.

REIMBURSEMENT OF EXCESS OPERATING EXPENSES

     With respect to each Fund, AAI has undertaken that if, in any fiscal year, certain expenses of the Fund, including the investment advisory fees, administration and accounting (but excluding interest, taxes, brokerage commissions and extraordinary expenses), exceed the maximum total annual operating expenses noted in the table below for such Fund, AAI shall reimburse the Fund to the extent of such excess. AAI's undertaking with respect to reimbursement of excess expenses cannot be changed without shareholder approval. The maximum total annual operating expenses, as a percentage of average daily net assets, that a Fund may incur pursuant to AAI's undertaking are as set forth in the prospectus.

     During the fiscal year ended October 31, 1998, AAI was not required to reimburse the Trust for expenses incurred in excess of maximum total operating expenses.


SECURITIES ACTIVITIES OF THE ADVISER

    Securities held by the Trust may also be held by Aon Corporation, or by accounts or mutual funds for which AAI acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Aon Corporation or by AAI or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of AAI or Aon Corporation arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Trust, Aon Corporation, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of AAI during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

    On occasions when AAI (under the general oversight of the Trustees of the Trust) deems the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by AAI in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund. Likewise, Brinson Partners may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. Like AAI, Brinson Partners allocates the securities purchased or sold, as well as the expenses incurred in the transaction, in the manner that it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies.

    In performing their functions, AAI and Brinson Partners will execute sales of securities among the Funds or between a Fund and other investment accounts it manages.

DISTRIBUTION OF SHARES

     The Trust has entered into a Distribution Agreement with Aon Securities Corporation (the "Distributor"), 123 North Wacker Drive, Chicago, Illinois 60606, a wholly-owned subsidiary of Aon Corporation, under which the Distributor acts as principal underwriter and distributor of the shares of each Fund. The Trust does not pay the Distributor any fees for these services.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    The table below sets forth certain information as to all persons known to the Trust who, as of December 31, 1998, owned of record or beneficially 5% or more of any Fund's outstanding shares. Each such person is a subsidiary or an affiliate of Aon Corporation.

                                 NAME AND ADDRESS OF           AMOUNT AND NATURE OF              PERCENT OF
        FUND                      BENEFICIAL OWNER             BENEFICIAL OWNERSHIP                FUND (%)
        ----                     -------------------           --------------------              ----------
Money Market Fund            Aon Savings Plan.                  133,932,863                          25.71
                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

                             Aon Specialty Group                78,092,000                           14.99
                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

                             Aon Risk Service                   71,982,000                           13.82
                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

                             Aon Re                             44,310,695                            8.51
                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

                             Alexander & Alexander Inc.         33,455,849                            6.42
                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

Government                   Aon Pension Trust                  10,512,406                           69.49
Securities  Fund             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

                             Aon Savings Plan                   4,601,110                            30.41
                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

Asset Allocation Fund        Aon Savings Plan                   9,757,575                            84.91
                             123 N. Wacker                      directly owned shares
                             Chicago, IL 60606-1700

                             Virginia Surety Company, Inc.      1,088,056                             9.47
                             123 N. Wacker Dr.                  directly owned shares

                                       34

                             Chicago, IL 60606-1700

S&P 500 Index Fund           Aon Savings Plan                   13,931,033                           99.23
                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

International                Aon Savings Plan                   2,203,453                            50.63
Equity Fund                  123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

                             Virginia Surety Co. , Inc.         992,257                              22.80
                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

                             Combined Insurance Co. of America  840,360                              19.31
                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

                             Aon Pension Trust                  278,417                               6.40
                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

REIT Index Fund              Aon Pension Trust                  3,676,086                            66.40
                             123 N. Wacker Dr. Suite 26         directly owned shares
                             Chicago, IL 60606-1700

                             Aon Savings Plan                   1,826,959                            33.00
                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

    Aon Corporation, a Delaware corporation, and its subsidiaries and affiliates may, by virtue of their interests as shareholders of the Trust at any particular time, be considered controlling persons of the Trust and may be able to cast a deciding vote on all matters submitted to a vote of the shareholders of the Trust or one or more of the Funds. As of December 31, 1998, Aon Corporation and its subsidiaries and affiliates owned in excess of 98% of the outstanding shares of the Trust. On that date, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each of the Funds other than holdings attributable to Michael A. Conway as co-trustee of the Aon Savings Plan and Aon Pension Trust.

    As of February 24, 1999, Mr. Patrick G. Ryan, Chairman, President and Chief Executive Officer of Aon, owned directly and beneficially 20,571,946 shares (12.0%) of the outstanding common stock of Aon.


                         SHAREHOLDER MEETINGS AND VOTING

     The Trust will not hold annual shareholder meetings. Shareholders under certain circumstances have the right to call a meeting of shareholders for the purpose of voting to remove Board members. In addition, shareholders of the respective Funds will have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and restrictions of such Funds, approval of changes to investment advisory agreements and such additional matters relating to the Trust or such Funds (or classes of shares thereof) as might be required by the 1940 Act. As to any matter on which shareholders of the Trust are entitled to vote, they shall be entitled to one noncumulative vote for each full share and to a proportionate fractional vote for each fractional share, irrespective of class, standing in the shareholder's name on the books of the Trust. In no event shall holders of shares of a series or class be entitled to vote such shares with respect to any matter that does not affect any interest of such series or class, as the case may be, unless otherwise required by the 1940 Act. All shares then issued and outstanding and entitled to be voted shall be voted on a series by series basis, except that (1) shares shall be voted in the aggregate without differentiation among the separate series and classes in the case of the election or removal of Trustees and where otherwise required by the 1940 Act or the Trust's Agreement and Declaration of Trust, (2) shares shall be voted by class where required by the 1940 Act, and (3) the Trustees in their sole discretion may determine that, in situations where the shares of more than one series or class are entitled to be voted with respect to a matter, such shares shall be voted as a single class with respect to such matter if and to the extent permitted under the 1940 Act. Shares do not have preemptive or subscription rights.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Adviser determines which securities to buy and sell for each Fund, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by such Fund. Fixed income securities are generally traded with dealers acting as principal for their own accounts without a stated commission. The dealer's margin is reflected in the price of the security. Money market instruments may be traded directly with the issuer. Underwritten offerings of stock or fixed-income securities may be purchased at a price that includes compensation to the underwriter.

    Decisions with respect to the purchase and sale of the Fund's portfolio, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are made by the Adviser. Neither the Adviser nor any company affiliated with it will act as a broker or dealer for the purposes of executing portfolio transactions for the Funds.

    The primary consideration in allocating transactions to brokers or dealers is prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). When this primary consideration of best execution has been met, consideration may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Trust or to the Adviser; the Adviser is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of the Adviser, even through the spread or commission at which an order is executed may be higher than that which another dealer or broker might charge, provided the Adviser determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and services include advice as to the value of securities, and advisability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The research may be useful to the Adviser in serving all the Funds and other accounts managed by the Adviser and, conversely, supplemental research obtained by the placement of business of such other accounts may be useful to the Adviser in carrying out its obligations to the Funds.

The Funds paid the following amounts in brokerage commissions during the last three fiscal years:

                                               Year ended           Year ended          Year ended
                                                10/31/98             10/31/97            10/31/96
                                            ----------------    -----------------   -----------------
Asset Allocation Fund                              $208,257              $78,653             $77,035
S&P 500 Index Fund (1)                              $62,256              $21,378             $16,128
International Equity Fund (1)                      $158,581             $132,710             $66,152
REIT Index Fund (1)                                $137,110             $125,631             $29,985

(1) Inception date 9/3/96.


As of October 31, 1998, the Money Market Fund held the following securities of its regular broker-dealers:

Name of broker-dealer or parent                 Principal
                                                 (000s)
                                             ---------------

American Express                                    $28,096
Associates Corporation                              $25,000
First Chicago Financial Corp.                        $3,000
Ford Motor Credit                                   $23,000
Goldman Sachs Group                                 $20,000
Household Financial Corp.                           $25,000
Merrill Lynch                                       $10,000

As of October 31, 1998, the Asset Allocation Fund held the following securities of its regular broker-dealers:

Name of broker-dealer or parent                Principal
                                                 (000s)            Shares
                                            ----------------   ---------------

American Express Credit Corp.                        $3,360
Ford Motor Credit                                      $825
Merrill Lynch                                                          22,243
MS Dean Witter                                                         17,500

As of October 31, 1998, the S&P 500 Index Fund held the following securities of its regular broker-dealers:

Name of broker-dealer or parent                 Shares
                                            ----------------

American Express                                     11,689
Associates First Capital Corp.                        8,772
Chase Manhattan                                      21,642
Citigroup, Inc.                                      58,018
Ford Motor Co.                                       30,864
General Electric                                     82,698
Merrill Lynch                                         8,772


As of October 31, 1998, the International Equity Fund held the following securities of its regular broker-dealers:

Name of broker-dealer or parent                  Shares
                                            ----------------

ABN-AMRO Holdings                                    11,860
Credit Suisse Group                                   3,841
Dresdner Bank AG                                      7,000
HSBC Holdings                                        20,235

    Arrangements exist with broker-dealers whereby the adviser obtains computerized stock quotation services and other research services in exchange for the direction of portfolio transactions which have generated certain amounts of dealer concessions or brokerage commissions for such broker-dealer. From time to time, the adviser may make other similar arrangements with brokers or dealers who agree to provide research services in consideration for certain amounts of dealer concessions or brokerage commissions. Brokerage will be directed to such brokers or dealers pursuant to any such arrangement only when the adviser believes that the commissions charged are reasonable in relation to the value and overall quality of the brokerage and research services provided.

For the year ended October 31, 1998, the amount of transactions and related brokerage commissions allocated to brokers because of research services provided to the Funds were as follows:

                                           Transactions         Commissions
                                         -----------------    -----------------

Asset Allocation Fund                         $55,641,341             $135,674
S&P 500 Index Fund                             $2,245,605               $3,284
International Equity Fund                      $6,976,248              $18,086
REIT Index Fund                                $1,612,649               $4,257


                        DETERMINATION OF NET ASSET VALUE

GENERAL

    The Trust is open for business on each day that the New York Stock Exchange is open for trading (the NYSE is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), except that shares of the Money Market Fund and Government Securities Fund may not be purchased or redeemed on Columbus Day or Veterans' Day.

    The net asset value of the Money Market Fund's shares for purposes of pricing orders for purchase and redemption of shares is determined twice daily, once as of 12:30 p.m. (Central Time) and again as of the close of regular trading (currently 3:00 p.m. Central Time) on the NYSE, on each day the Trust is open for business. The net asset value of the Non-Money Market Funds' shares for the purposes of pricing orders for purchase and redemption of shares is determined as of the close of regular trading (currently 3:00 p.m. Central Time) on the NYSE, on each day that the Trust is open for business.

    The net asset value per share of each Fund is determined by subtracting the liabilities of such Fund from the value of its assets and dividing the remainder by the number of outstanding shares of such Fund.

MONEY MARKET FUND

    The Trust intends to use its best efforts to maintain the Money Market Fund's net asset value at $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. Net asset value is computed using the amortized cost method. The Trustees of the Trust will take such action as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, any material dilution or other unfair results that might arise from differences between net asset value per share based on market value and net asset value per share based on amortized cost. Such action may include redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations, if available, or, if not available, at a fair value as determined in good faith by the Trustees. The Trust may also reduce the number of the Money Market Fund's outstanding shares by redeeming proportionately from shareholders, without the payment of any monetary consideration, such number in full and fractional shares as is necessary to maintain the net asset value per share at $1.00. By investment in the Money Market

Fund, shareholders are deemed to have agreed to such redemption.

NON-MONEY MARKET FUNDS

    Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on the exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the Nasdaq Stock Market's National Market. In the absence of any Nasdaq National Market sales on that day, equity securities are valued at the last reported bid price.

    Debt securities are valued by an independent pricing service that utilizes electronic data processing techniques, including a "matrix system," to derive evaluated bid prices.

    Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quotation, if market quotations are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. In addition, because of the need to value foreign securities (other than ADRs) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the valuation of such foreign securities in such Fund.

    Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations provided by a pricing service retained for this purpose.

    Exchange listed put options written and options purchased are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

    Short-term debt securities are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Trustees of the Trust believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Trustees of the Trust.


                               RETIREMENT PROGRAMS

    The Trust makes available a Retirement Plan for Self-Employed Individuals ("Keogh Plan") with both money purchase pension plan and profit sharing plan options, Simplified Employee Pension Plans ("SEPs") and Individual Retirement Accounts ("IRAs"). Contributions to each are invested, and dividends and distributions are automatically reinvested, in shares of the appropriate Fund. Generally, the maximum contribution allowable each year to an IRA is the lesser of $2,000 or 100% of compensation includible in gross income for the year, and the maximum annual contribution allowable to a Keogh Plan is the lesser of (i) $30,000 or (ii) 25% of an employee's compensation or a self-employed individuals' earned income (net earnings reduced by Keogh Plan contributions) for the year. Additionally, the maximum deduction allowable each year for contributions to the profit sharing option of a Keogh Plan is, generally, 15% of an employee's compensation or a self-employed individual's earned income (net earnings reduced by Keogh Plan contributions) for the year. Under a SEP, an employer, or self-employed individual, is permitted to contribute a discretionary amount each year up to the lesser of $30,000 or 15% of an employee's compensation for the year, or a self-employed individual's earned income (net earnings reduced by SEP contributions) for the year, into an individual IRA for each employee or self-employed individual. The annual compensation of each employee and the earned income of each self-employed individual which can be taken into account under a Keogh Plan and a SEP for any year cannot exceed $150,000 ($160,000 for 1997) as increased by the cost-of-living adjustments for the calendar year after 1994 as determined by the Internal Revenue Service. A self-employed individual may contribute to either a Keogh Plan or a SEP and, in either case, may also contribute to an IRA. The custodial agreements for the IRAs provide that Firstar Mutual Fund Services LLC, Milwaukee, Wisconsin, will provide the custodial service unless a different custodian is specified.

    Firstar Mutual Fund Services LLC would receive as compensation from the participant under the Keogh Plan an annual maintenance fee of $12.50 per participant. Special services not contemplated in the annual maintenance fee will be rendered by Firstar Mutual Fund Services LLC for such additional charges as will reasonably compensate it for the services provided. Fees may be changed with at least 30 days' prior written notice. The annual maintenance fee payable to Firstar Mutual Fund Services LLC with respect to an IRA, including each individual IRA established under a SEP, is presently $12.50 per account and may be changed at any time. Fees under any of these types of accounts remaining unpaid may be charged against the accounts. If a custodian other than Firstar Mutual Fund Services LLC is specified, fees will be determined by such custodian.

     The Trust intends to request the Internal Revenue Service (the "IRS") to issue an opinion letter that its Keogh Plan is qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and it intends to make any amendment to its Keogh Plan requested by the IRS as a condition of issuing such opinion letter. Furthermore, the Trust intends to obtain approval from the IRS with respect to money purchase pension plan and profit sharing plan options for its Keogh Plan with the result that self-employed persons may adopt either or both of such plans. The IRA Custodial Agreement has not been submitted to the IRS for approval because it incorporates IRS form 5305-A which makes such submission unnecessary.

    The employer or individual, as the case may be, should consult his or her tax adviser or attorney as to the applicability of any Keogh Plan, SEP or IRA to his or her particular situation. Additionally, since these retirement programs involve commitments covering future years, the investment objectives of each Fund, as described in the Prospectus and in this Statement of Additional Information, should be carefully considered.

    For further details, including the right to appoint a successor custodian, see the IRA Application Form, IRA Custodial Agreement and IRA Disclosure Statement and other materials which are available from the Trust, telephone
(800) 266-3637.

    For a discussion of income tax withholding on certain distributions from qualified retirement plans or tax-sheltered annuity plans, see "Taxes" below.


                        YIELD AND PERFORMANCE INFORMATION

    The yield of the Money Market Fund for the seven-day period ended October 31, 1998 was 5.15%. This yield quotation is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the net change in account value by the value of the account at the beginning of the period to obtain the base period return, and analyzing this quotient on a 365-day basis (i.e., multiplying the base period return by 365/7). The net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares during this period. The effective yield of the Money Market Fund for the seven-day period, ended October 31, 1998 was 5.28%. The effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result. (The current annualized effective yield is computed by expressing the annualized return on a compounded, annualized basis).

    Current yields will fluctuate from time to time and are not necessarily representative of future results. The yield is a function of the type and quality of the instruments in the Fund, portfolio maturity and operating expenses.

    Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. From time to time, advertisements for the Money Market Fund may include comparison of the Fund's performance to that of various market indices.

    The compound annual rates of return for the fiscal year ended October 31, 1998 and for the period from inception to October 31, 1998 for the Funds were as follows:

                                   INCEPTION      YEAR ENDED       INCEPTION
                                      DATE         10/31/98       TO 10/31/98
                                   ---------      ----------      -----------
Government Securities Fund           9/3/96          11.72%          10.89%
Asset Allocation Fund                3/1/94            .21%          14.83%
S&P 500 Index Fund                   9/3/96          22.16%          29.03%
International Equity Fund            9/3/96           5.27%           8.78%
REIT Index Fund                      9/3/96         -13.27%           8.91%

    The preceding returns were computed in accordance with the rules for standardized computation of performance as established by the SEC. Such rules for standardized computation of performance provide for determining compound annual rates of return by taking the total return of the Fund over the period in question calculated as described in the Prospectus and "annualizing" such total return, i.e., computing the annual rate of return which, if earned in each year of such period, would produce the total return actually earned over such period.

    Inasmuch as the Funds have no sales load on purchases or reinvested dividends, no deferred sales load or redemption fee, no adjustments are made for such items in calculating performance.


MONEY MARKET FUND

     From time to time, the Money Market Fund may advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

GOVERNMENT SECURITIES FUND AND ASSET ALLOCATION FUND

     For purposes of advertising, performance of the Government Securities Fund and Asset Allocation Fund may be calculated on several bases, including current yield, average annual total return and/or total return. Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.

S&P 500 INDEX FUND, INTERNATIONAL EQUITY FUND AND REIT INDEX FUND

     For purposes of advertising, performance of the S&P 500 Index Fund, the International Equity Fund and the REIT

Index Fund may be calculated on the basis of average annual total return and/or total return. Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the performance of these Funds will include the average annual total return for one, five and ten year periods, or for shorter time periods, depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of actual total return for the applicable period.

     Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the maximum offering price per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

     Average annual total return and total return will be calculated as described above.



                                      TAXES

         Each Fund has qualified, and intends to remain qualified, as a "regulated investment company" under Subchapter M of Code. In order to remain qualified, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock or securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its assets is represented by cash, cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than the U.S. Government).

         As a regulated investment company, a Fund is generally not subject to U.S. federal income tax on its income and gains distributed to shareholders, provided the Fund distributes to its shareholders at least 90% of its net investment income (i.e., net income and gains, exclusive of net capital gains) each year.

         If a Fund engages in certain hedged transactions, the transaction may be treated as a deemed sale of the appreciated property which may accelerate the gain on the hedged transaction.

         The Non-Money Market Funds, each in accordance with its investment restrictions contained herein, may generate capital gain or loss. In addition, if a Fund trades in certain options, futures, and forward contracts, the Fund may be required to recognize its unrealized gains and losses on those contracts at the end of its fiscal year. In such event, 60% of any net gain or loss will generally be treated as long-term capital gain or loss and the remaining 40% of such net gain or loss will be treated as short-term capital gain or loss.

         In general, distributions of net capital gain (i.e. a Fund's net long-term capital gains in excess of its net short-term capital losses), when designated as such by a Fund, are treated as gain recognized by you from the sale or exchange of a capital asset held for more than one year, regardless of how long you have held your Fund shares. In general, among other circumstances, a Fund will generate capital gain or loss upon liquidating an investment in order to change the composition of its investment portfolio or, due to the small size of the Fund, in order to satisfy an unexpected level of redemption requests.

         A non-deductible 4% excise tax will be imposed on the Fund to the extent a Fund does not distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year and (iii) certain other amounts not distributed in previous years. Each Fund intends to distribute its income and gains in a manner so as to avoid the imposition of this 4% excise tax.

         Distributions declared by a Fund in October, November or December of a year, payable to you as of a record date in such a month, and paid during the following January, will be treated for U.S. federal income tax purposes as paid by the Fund and received by you on December 31 of the calendar year declared.

         If the net asset value of shares is reduced below your cost by a distribution, such distribution would be taxable as described in the Prospectus, even though the distribution might be viewed in economic terms as a return of capital. For U.S. federal income tax purposes, your original cost continues as your tax basis and, on redemption, your gain or loss is the difference between such basis and the redemption price.

         Income tax withholding at a rate of 20% is applicable to any distribution from a qualified retirement plan, such as the Defined Contribution Plan or 403(b)(7) Plan, where the distribution is eligible for tax-free rollover treatment but is not transferred directly to a specified retirement vehicle such as another qualified plan or an IRA. All qualified retirement plans and plans subject to Section 403(b) of the Internal Revenue Code must provide participants and certain other distributees with an election to have an eligible rollover distribution transferred directly to certain specified retirement vehicles. If a shareholder receives a distribution which is subject to the 20% withholding requirement and wishes to roll the distribution into another retirement vehicle such as an IRA within 60 days without subjecting any part of the distribution to income tax (and a possible additional 10% penalty tax if the shareholder has not attained age 59 1/2), the shareholder will have to contribute to the IRA or other retirement vehicle the amount of the distribution (after withholding) plus an amount equal to the amount withheld. If the full amount of the distribution (including the amount withheld) is not contributed to another qualified retirement vehicle within 60 days, the portion of the distribution which is not contributed will be subject to income tax, plus a possible additional 10% penalty if the shareholder has not attained age 59 1/2. The amount withheld will be applied to reduce the shareholder's federal income tax liability and may be refunded by the Internal Revenue Service to the shareholder upon filing a federal income tax return if the total amount withheld from the shareholder exceeds such tax liability.

         The rules broadly define distributions which qualify for rollover treatment. Shareholders who expect to receive distributions which may qualify for rollover treatment and therefore may be subject to 20% withholding should consult their own tax advisers for a complete discussion of the impact of these rules on such distributions.


FOREIGN INVESTMENTS

         If a Fund purchases shares in a foreign corporation treated as a "passive foreign investment company" ("PFIC") for U.S. federal income tax purposes, the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a portion of distributions from such foreign corporation and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. In certain limited circumstances, the Fund may be eligible to make a qualified electing fund election with respect to certain PFICs in which it owns shares. Such an election would enable the Fund to avoid the taxes on excess distributions by including in income each year the Fund's pro rata share of the PFIC's income and gains for that year (whether or not the Fund's share of such income and gains are distributed to the Fund). Alternatively the Fund may be eligible to elect under certain circumstances to treat its stock in certain PFICs as having been sold on the last business day of each taxable year of the Fund for the stock's fair market value, in which case the Fund would (subject to certain exceptions) generally avoid the taxes on excess distributions. These elections, therefore, may cause the Fund to recognize income in a particular year in excess of the distributions it receives in that year from the PFIC.

         Each Fund investing in foreign securities, currencies or other investments may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Fund that invests in foreign securities, currencies or other foreign investments will be reduced by these foreign taxes and, in general, shareholders of such a Fund will bear the cost of any such foreign taxes.

         If, however, more than 50% of the value of a Fund's total assets as of the close of its taxable year consists of stocks or securities of foreign corporations, such Fund will be eligible to make an election to "pass through" to such Fund's shareholders the amount of foreign taxes paid by such Fund. It is not expected that any of the Funds other than the International Equity Fund will be eligible to make such an election. However, if a Fund makes such an election, shareholders, in general, will be required to: (1) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign taxes paid by the electing Fund; (2) treat their pro rata share of such foreign taxes as having been paid by him or her; and (3) either deduct their pro rata share of foreign taxes in computing their taxable income or, subject to numerous limitations, use it as a foreign tax credit against U.S. income taxes. The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

         THE FOREGOING IS ONLY A GENERAL SUMMARY OF CERTAIN PROVISIONS OF THE CODE AND CURRENT TREASURY REGULATIONS APPLICABLE TO EACH FUND AND ITS SHAREHOLDERS. THE CODE AND SUCH REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION.

         THE TAX CONSEQUENCES TO A FOREIGN SHAREHOLDER OF A FUND MAYBE DIFFERENT FROM THOSE DESCRIBED HEREIN. FOREIGN SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

         DISTRIBUTIONS TO YOU MAY ALSO BE SUBJECT TO STATE, LOCAL, AND FOREIGN TAXES. WE URGE YOU TO CONSULT YOUR TAX ADVISORS REGARDING THE APPLICATION OF FEDERAL, STATE, LOCAL, AND FOREIGN TAX LAWS.


                             ADDITIONAL INFORMATION

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING AGENT

    Firstar Mutual Fund Services LLC ("Firstar") is the custodian, transfer and dividend paying agent, and accounting agent for the Trust. The principal office of Firstar Mutual Fund Services LLC is located at 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202. Under the custodian agreement between the Trust and Firstar, the bank may appoint a subcustodian bank with the approval of the Trust's Trustees. Pursuant to a sub-custody agreement with Firstar Mutual Fund Services LLC, Chase Manhattan Bank, N.A., 1211 6th Avenue, New York, NY 10036, serves as custodian for the foreign assets of the International Equity Fund. Firstar has no part in determining the investment policies of the Trust or the securities to be purchased or sold by the Trust.

INDEPENDENT AUDITORS

    Ernst & Young LLP acts as independent auditors for the Trust. Its offices are at Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606. Ernst & Young LLP performs an audit of the financial statements of the Trust annually.

FINANCIAL STATEMENTS

     The financial statements of the Trust for the fiscal year ended October 31, 1998 are incorporated herein by reference to the Trust's Annual Report to Shareholders filed with the SEC on January 7, 1999.

LEGAL COUNSEL

    Sidley & Austin, One First National Plaza, Chicago, Illinois 60603, is counsel for the Trust.

SHARES OF BENEFICIAL INTEREST

    Aon Funds is a Delaware business trust, formed on May 16, 1996. It is authorized to issue an unlimited number of shares of beneficial interest. The Trustees of the Trust may, at any time and from time to time, by resolution, authorize the division of shares into an unlimited number of series and the division of any series into two or more classes.
    Shareholders of the Trust are entitled to one vote for each full share and to a proportionate fractional vote for each fractional share, irrespective of class, standing in the shareholder's name on the books of the Trust. All shares then issued and outstanding and entitled to be voted shall be voted on a series by series basis, except that (1) shares shall be voted in the aggregate without differentiation among the separate series and classes in the case of the election or removal of Trustees and where otherwise required by the 1940 Act or the Trust's Agreement and Declaration of Trust, (2) shares shall be voted by class where required by the 1940 Act, and (3) the Trustees in their sole discretion may determine that, in situations where the shares of more than one series or class are entitled to be voted with respect to a matter, such shares shall be voted as a single class with respect to such matter if and to the extent permitted under the 1940 Act. Shares do not have preemptive or subscription rights.

REPORTS

    The Trust will issue unaudited semi-annual reports showing each of the Funds' investments and other information, and it will issue audited annual reports containing financial statements audited by the Trust's independent auditors.

OTHER INFORMATION

    This Statement of Additional Information and the Prospectus for the Trust do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICES, INC. ("MOODY'S")

    AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA - Bonds which are rated Baa are considered as medium grade obligation i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

    The ratings from "Aa" to "B" may be modified by the addition of a plus or minus sign to indicate relative standing within the major rating categories.

STANDARD & POOR'S CORPORATION ("S&P")

    AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

    A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

    BB-B-CCC-CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    Plus (+) or Minus (C): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

    Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Trust is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

    MOODY'S INVESTORS SERVICE, INC.: The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

        PRIME-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions Ample alternate liquidity is maintained.

    STANDARD & POOR'S CORPORATION: The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

       A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

       A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1."

    FITCH INVESTORS SERVICE, INC. ("FITCH"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

       F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

       F-1: Very strong credit quality, assurance of timely payment is only slightly less in degree than issues rated "F-1+".

       F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-l+" or "F-1" ratings.

    DUFF & PHELPS, INC. ("DUFF & PHELPS"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptances and letters of credit):
       DUFF 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

       DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

       DUFF 1C: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

       DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    IBCA LIMITED OR ITS AFFILIATE IBCA INC. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

       AL+:  Obligations supported by the highest capacity for timely repayment.

       AL: Obligations supported by a very strong capacity for timely repayment.

       A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

    THOMSON BANKWATCH, INC. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less:

       TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

       TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)(1)   Agreement and Declaration of Trust of Aon Funds (the "Trust"). **

(a)(2) Resolutions Authorizing Six Series of Shares (and Classes Within Series). **

(b)      By-Laws of the Trust. **

(c)      Not Applicable

(d)(1) Form of Investment Advisory Agreement between AAI and the Trust, covering the Money Market Fund. **

(d)(2) Form of Investment Advisory Agreement between AAI and the Trust, covering the Government Securities Fund.**

(d)(3) Form of Investment Advisory Agreement between AAI and the Trust, covering the Asset Allocation Fund. **

(d)(4) Form of Investment Advisory Agreement between AAI and the Trust, covering the S&P 500 Index Fund. **

(d)(5) Form of Investment Advisory Agreement between AAI and the Trust, covering the REIT Index Fund. **

(d)(6) Form of Investment Advisory Agreement between AAI and the Trust, covering the International Equity Fund. **

(d)(7) Form of Investment Sub-Advisory Agreement between AAI and the Brinson Partners, Inc., covering the International Equity Fund. ****

(e) Form of Distribution Agreement between the Trust and Aon Securities Corporation.**

(f)      None.

(g)(1) Form of domestic Custodian Agreement between the Trust and Firstar Mutual Fund Services LLC ("Firstar"). **

(g)(2) Form of Global Custody Agreement between Firstar and Chase Manhattan Bank ("Chase"), covering the overseas assets of the International Equity Fund. **

(g)(3) Form of Sub-Custodian Agreement between Chase and foreign sub-custodians. **

(h)(1) Form of Administration Agreement between the Trust and Aon Securities Corporation ("ASC"). **

(h)(2)   Form of Transfer Agency Agreement between the Trust and Firstar. **

(h)(3)   Form of Accounting Servicing Agreement between the Trust and
         Firstar. **

(h)(4)   S&P 500 Index License Agreement. **

(h)(5)   Morgan Stanley REIT Index License Agreement. **

(h)(6)   Agreement and Plan of Reorganization. **

(h)(7)   Limited Powers of Attorney. **

(i) Opinion and Consent of Prickett, Jones, Elliott, Kristol & Schnee concerning the legality of the securities to be issued. ***

(j)      Consent of Ernst & Young LLP.

(k)(1)   1998 Report of Independent Auditors. ****

(k)(2)   1998 Statement of Assets and Liabilities. ****

(k)(3)   1998 Statement of Operations. ****

(k)(4)   1998 Statements of Changes in Net Assets. ****

(k)(5)   1998 Portfolio of Investments. ****

(k)(6)   1998 Notes to Financial Statements. ****

(l)(1) Form of Investment Commitment Letter for Initial Capital of Money Market and Asset Allocation Funds. *

(l)(2) Form of Subscription Agreement between Registrant and Combined Insurance Company of America ("Combined") relating to Class C of the Money Market and Asset Allocation Funds. **

(l)(3) Form of Subscription Agreement between Registrant and Combined relating to the Government Securities Fund, S&P 500 Index, REIT Index and International Equity Funds. **

(m)      None.

(n)      Financial Data Schedule*****

(o)      None.

----------------------------------
* Incorporated herein by reference to pre-effective amendment No. 1 to the Registrant's registration on Form N-1A, File No. 33-43133, filed with the Securities and Exchange Commission on December 5, 1991.

** Incorporated by reference to post-effective amendment No. 8 to the Registrant's registration statement on Form N-1A, file No. 33-43133, filed with the Securities and Exchange Commission on June 11, 1996.

*** Incorporated by reference to post-effective amendment no. 9 to the Registrant's Registration Statement on Form N-1A, file No. 33-43133, filed with the Securities and Exchange Commission on August 23, 1996.

**** Incorporated by reference to the registrant's annual report to shareholders, filed with the Securities and Exchange Commission on January xx, 1999.

***** Incorporated by reference to post-effective amendment No. 12 to the Registrant's registration statement on Form N-1A, file No. 33-43133, filed with the Securities and Exchange Commission on December 30, 1998.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         The Trust is a Delaware business trust organized on May 16, 1996. Aon Corporation, a corporation organized under the laws of the State of Delaware, and its wholly-owned subsidiaries, have provided or will provide the initial investment in each of Funds of the Trust and own a substantial percentage of each series of the outstanding shares of the Trust. The information regarding persons under common control with the Trust is provided in the list of subsidiaries of Aon Corporation as follows:

AON CORPORATION U.S. SUBSIDIARIES
---------------------------------
COMPANY NAME
AARE Corporation
ACGLRA Corp.
ACGMGA Corp.
ACP Insurance Agency
Adams & Porter Financial Services, Inc.
Adams & Porter Services, Inc.
Advantage Plus Insurance Services, Inc.
Affinity Insurance Services of Washington, Inc.
Affinity Insurance Services, Inc.
AGR Disposition Company Inc.
Agricultural Risk Management North America, Inc.
Agricultural Underwriting Management, Inc.
AIS Affinity Insurance Agency of New England, Inc.
AIS Affinity Insurance Agency, Inc.
Alexander & Alexander Benefits Services Inc.
Alexander & Alexander Benefits Services of Louisiana
Alexander & Alexander Far East Inc.
Alexander & Alexander Insurance Benefits Services Inc.
Alexander & Alexander International Inc.
Alexander & Alexander of Kansas, Inc.
Alexander & Alexander of Long Island Inc.
Alexander & Alexander of Mississippi Inc.
Alexander & Alexander of Missouri Inc.
Alexander & Alexander of Virginia, Inc.
Alexander & Alexander of Washington Inc.
Alexander & Alexander Securities Corporation
Alexander & Alexander, Inc.
Alexander & Alexander, Inc.
Alexander Consulting Investment Services Inc.
Alexander Howden Insurance Services of Texas, Inc.
Alexander Howden North America, Inc.
Alexander Howden North America, Inc.
Alexander Howden North America, Inc.
Alexander Howden North America, Inc.
Alexander Howden North America, Inc.
Alexander Howden Reinsurance Intermediaries, Inc.
Alexander of Texas, Inc.
Alexander Reinsurance Intermediaries, Inc.
Alexander Risk Management and Consulting Services, Inc.
Alexander Services, Inc.
Alexander Underwriting Services Inc.
Allen Insurance Associates

American Associates, Inc.
American Insurance Brokers, Ltd.
American Special Risk Insurance Company
Anderson and Anderson Insurance Brokers, Inc.
Anderson and Anderson of Los Angeles Insurance Brokers, Inc.
Anderson and Anderson of Orange County Insurance Brokers, Inc.
Anderson and Anderson/Benefits Insurance Brokers, Inc.
Anderson and Anderson/D-K&S Insurance Brokers, Inc.
Aon Acquisition Corporation of Arkansas
Aon Administrative Services Corp.
Aon Advisors, Inc.
Aon Annuity Group, Inc.
Aon Automotive Group, Inc.
Aon Aviation, Inc.
Aon Benefit Services, Inc.
Aon Broker Services, Inc.
Aon Capital Management, Inc.
Aon Captive Management, Ltd.
Aon Consulting & Insurance Services
Aon Consulting Acquisition Corporation of California
Aon Consulting Agency, Inc.
Aon Consulting of Maryland, Inc.
Aon Consulting Worldwide, Inc.
Aon Consulting, Inc.
Aon Consulting, Inc.
Aon Consulting, Inc.
Aon Consulting, Inc.
Aon Consulting, Inc. (FL)
Aon Consulting, Inc. of Arizona
Aon Credit Services Corporation
Aon Direct Group Small Company Life and Health Agents
Aon Employee Benefits of Ohio, Inc.
Aon Enterprise Insurance Services, Inc.
Aon Enterprise Insurance Services, Inc.
Aon Financial Institutions Services, Inc.
Aon Financial Products, Inc.
Aon Financial Services Group of Colorado, Inc.
Aon Financial Services Group of New York, Inc.
Aon Financial Services Group, Inc.
Aon Financial Services Group, Inc.
Aon Financial Services Group, Inc.
Aon Financial Services Group, Inc.
Aon General Agency, Inc.
Aon GGI Acquisition Corporation, Inc.
Aon Group, Inc.
Aon Hamond & Regine, Inc.
Aon Health Services Inc.
Aon Healthcare Risk, Inc.
Aon Home Warranty Services, Inc.
Aon Innovative Solutions, Inc.

Aon Insurance Management of Texas, Inc.
Aon Insurance Management Services - Virgin Islands, Inc.
Aon Insurance Management Services, Inc.
Aon Insurance Managers (USA) Inc.
Aon Insurance Services
Aon Insurance Services, Inc.
Aon Investment Consulting Inc.
Aon Investment Holdings, Inc.
Aon Investor Strategies, Inc.
Aon ISI, Inc.
Aon Life Agency of Texas, Inc.
Aon Managed Care Risk & Insurance Services, Inc.
Aon Management Institute, Inc.
Aon Private Risk Management Insurance Agency, Inc.
Aon Re Inc.
Aon Re Worldwide, Inc.
Aon Real Estate Services, Inc.
Aon Resource, Inc.
Aon Risk Consultants, Inc.
Aon Risk Managers, Inc.
Aon Risk Resources, Inc.
Aon Risk Services (Holdings) of Latin America, Inc.
Aon Risk Services (Holdings) of the Americas, Inc.
Aon Risk Services Companies, Inc.
Aon Risk Services Inc. U.S.
Aon Risk Services International (Holdings) Inc.
Aon Risk Services of Texas, Inc.
Aon Risk Services, Inc.
Aon Risk Services, Inc. (Pacific)
Aon Risk Services, Inc. of Alabama
Aon Risk Services, Inc. of Arizona
Aon Risk Services, Inc. of Arkansas
Aon Risk Services, Inc. of Central California Insurance Services
Aon Risk Services, Inc. of Colorado
Aon Risk Services, Inc. of Connecticut
Aon Risk Services, Inc. of Florida
Aon Risk Services, Inc. of Hawaii
Aon Risk Services, Inc. of Idaho
Aon Risk Services, Inc. of Indiana
Aon Risk Services, Inc. of Kentucky
Aon Risk Services, Inc. of Louisiana
Aon Risk Services, Inc. of Massachusetts
Aon Risk Services, Inc. of Michigan
Aon Risk Services, Inc. of Montana
Aon Risk Services, Inc. of Nevada
Aon Risk Services, Inc. of New York
Aon Risk Services, Inc. of Northern California Insurance Services
Aon Risk Services, Inc. of Ohio
Aon Risk Services, Inc. of Oklahoma
Aon Risk Services, Inc. of Rhode Island

Aon Risk Services, Inc. of Southern California Insurance Services
Aon Risk Services, Inc. of Tennessee
Aon Risk Services, Inc. of the Carolinas
Aon Risk Services, Inc. of Utah
Aon Risk Services, Inc. of Virginia
Aon Risk Services, Inc. of Washington
Aon Risk Services, Inc. of Wyoming
Aon Risk Services, Inc. U.S.A.
Aon Risk Strategies, Inc.
Aon Risk Technologies, Inc.
Aon Securities Corporation
Aon Select, Inc.
Aon Service Corporation
Aon Services Group of Tennessee, Inc.
Aon Services Group, Inc.
Aon Special Risks, Inc.
Aon Specialty Re, Inc.
Aon Technical Insurance Services, Inc.
Aon Telecom, Inc.
Aon Trade Credit Insurance Services, Inc.
Aon Trade Credit, Inc.
Aon Trade Credit, Inc.
Aon Warranty Group, Inc.
Aon Warranty Services, Inc.
Aon Worldwide Resources, Inc.
Aon/Albert G. Ruben Company (New York) Inc.
Aon/Albert G. Ruben Insurance Services, Inc.
Aon/Brockinton Agency of Texas, Inc.
AOPA Insurance Agency, Inc.
AOPA Insurance Agency, Inc.
ARM COVERAGE INC.
ARS Holdings, Inc.
ARS Holdings, Inc.
Atlanta International Insurance Company
Attorneys' Advantage Insurance Agency, Inc.
AUSCO, Inc.
Auto Conduit Corporation, The
Auto Insurance Specialists - Bay Area, Inc.
Auto Insurance Specialists - Inland Empire, Inc.
Auto Insurance Specialists - Long Beach, Inc.
Auto Insurance Specialists - Los Angeles, Inc.
Auto Insurance Specialists - Newport, Inc.
Auto Insurance Specialists - San Gabriel Valley, Inc.
Auto Insurance Specialists - Santa Monica, Inc.
Auto Insurance Specialists - Valley, Inc.
Auto Insurance Specialists, Incorporated
Automotive Development Centers, Inc.
Automotive Warranty Services of Florida, Inc.
Automotive Warranty Services, Inc.
B E P International Corp.

B E P International US Inc.
Bain Hogg (Americas), Inc.
Bankers Insurance Service Corp.
Barros & Carrion, Inc.
Beck Kudlich Pacific Associates, Inc.
BenefitsMedia, Inc.
Berkely Agency Ltd.
Berkely Coverage Corporation
Berkely-ARM, Inc.
BerkelyCare, LTD.
BHR, Inc.
Bowes & Company, Inc., of New York
Bowes Holdings, Inc.
Brennan Group, Inc., The
BRIC, Inc.
Bryson Associates Incorporated
Bryson Associates Incorporated
Bryson Associates Incorporated of Georgia
C.I.C. Realty, Inc.
California Group Services
Cambridge Integrated Services Group, Inc.
Cambridge Settlement Services, Inc.
Campbell & Co., Inc.
Cananwill Corporation
Cananwill, Inc.
Cananwill, Inc.
Captive Assurance Partners
Carl D. Jacobs & Associates, Inc.
CCC Agency, Inc. of Illinois
CD Benefit, Inc.
CIA USA Holdings, Inc.
CIC - Hilldale, Inc.
CIC - Wells, Inc.
CIC - Westmont, Inc.
CICA - Court, Inc.
CICA Realty Corporation
Cinema Completions International, Inc.
Citadel Insurance Company
CJP, Inc.
Cole Booth Potter of New Jersey, Inc.
Cole, Booth, Potter, Inc.
Combined Administrative Services Corp.
Combined Insurance Company of America
Combined Life Insurance Company of New York
CompLogic, Inc.
Consumer Program Administrators, Inc.
Custom Risk Solutions, Inc.
Customer Loyalty Institute, Inc.
DA&A Insurance Agency, Inc.
Don Flower Aviation Underwriters, Inc.

DuPage Care Administrators, Inc.
Durin Financial Corporation
ECCO Services, Inc.
EIA Risk Management Center, Inc.
Employee Benefit Communications, Inc.
Entertainment Managers Insurance Agency of New York, Inc.
Entertainment Managers Insurance Services, Inc.
Excess Underwriters Agency, Inc.
Finance Associates, Inc.
Financial Solutions Insurance Services, Inc.
Friis & Company, Inc.
FS Insurance Agency of California, Inc.
FS Insurance Agency, Inc.
Gardner Mountain Barr, Inc.
Gateway Alternatives, L.L.C.
Gilliland & McReynolds, Inc.
Global Entertainment Media Insurance Agency, Inc.
Go Pro Agency, Inc. of San Antonio
Go Pro Life Agency, Inc. of San Antonio
Go Pro Underwriting Managers of Virginia, Inc.
Go Pro Underwriting Managers, Inc.
Godwins Acquisition Co.
Godwins Securities, Inc.
H.Z. Financial, L.P.
Hogg Robinson North America, Inc.
Huntington T. Block Insurance Agency, Inc.
Huntington T. Block Insurance Agency, Inc.
Insurance Administrators Inc.
Insurance Brokers Service, Inc.
Insurance Planning, Inc.
Insurance Underwriters Agency, Inc.
IRISC Specialty, Inc.
ISPP Purchasing Group
ITA Insurance, Inc.
J.H. Blades & Co. (Agency), Inc.
J.H. Blades & Co., Inc.
J.H. Blades Insurance Services
J.H. Blades, Inc.
J.H. Lea & Company, Inc.
James F. Caird, Inc.
Jauch & Hubener Reinsurance Inter. Services of North America
JFC Consulting, Inc.
Joseph U. Moore, Inc.
K & K Insurance Group of Florida, Inc.
K & K Insurance Group, Inc.
K & K Insurance Specialties, Inc.
K & K of California Insurance Services, Inc.
K & K of Nevada, Inc.
K & K Specialties, Inc.
Keeling & Company

Key-Royal Automotive Company, Inc.
Laverack & Haines, Inc.
Le Blanc & de Nicolay U.S., Inc.
Leslie & Godwin Insurance Brokers, Inc.
Lynn & Schaller Insurance Brokers, Inc.
Madison Reinsurance Holdings, Inc.
Management and Regulator Services, Inc.
Marketing and Training Resources, Inc.
Martin Boyer Company, Inc.
Media/Professional Insurance Agency, Inc.
Minet Holdings Inc.
Minet Insurance Brokers, Inc.
Minet Insurance Services, Inc.
Minet Insurance Services, Inc. of Texas
Minet Re North America, Inc.
Montgomery General Agency of New Jersey, Inc.
Motorists Service Corporation
Morency, Weible & Sapa, Inc.
Mt. Franklin General Agency
MTF Insurance Agency, Inc.
Muirfield Underwriters, Ltd.
National Product Care Company
National Sports Underwriters, Inc.
National Transportation Adjusters, Inc.
NB Life Agents, Inc.
New Co. #1 L.L.C.
Nova Reinsurance Brokers, Inc.
NSU Benefit Corporation
Oak Brook Holding, Inc.
Oak Brook Life Insurance Company
Ohio Cap Insurance Company, Inc.
OHM Insurance Agency, Inc.
OHM Services of Texas, Inc.
Old ARS LRA Corp.
Old-ARS-MGA Corp.
Olympic Financial Holding Corporation
Olympic Health Management Services, Inc.
Olympic Health Management Systems, Inc.
OUM & Associates of California, A Corporation
OUM & Associates of New York, A Corporation
OUM & Associates of Ohio, A Corporation
Pandimar Consultants, Inc.
Parker Risk Management, Inc.
PBA Inc.
Pilots International Association
PLCM Group, Inc.
PLCM Group, Inc.
PLCM Group, Inc.
Premier Auto Finance, Inc.
Premier Auto Finance, L.P.

Product Care, Inc.
Rath & Strong, Inc.
RBH Acquisition Co.
Resource Insurance Services, Inc.
RiskNet Worldwide, Inc.
Rollins Hudig Hall of Alaska, Inc.
Rollins Technical Services Co.
Royal Home Protection Plan, Inc.
Ryan Insurance Group, Inc.
Ryan/CSI, Inc.
S. Hammond Story Agency, Inc.
Scarborough & Company, Inc.
Sceptre Agency, Inc.
Self-Insurers Service, Inc.
Service Protection, Inc.
Service Saver, Incorporated
ServicePlan of Florida, Inc.
ServicePlan, Inc.
Sherwood Insurance Services
Sherwood Insurance Services of Washington, Inc.
SHL Pacific Regional Holdings Inc.
Shoreline Insurance Agency, Inc.
Singer Group, Inc., The
Singer Plan, Inc.
SIS Services of New York, Inc.
SLE Worldwide, Inc.
Soriero & Company, Inc.
Special Risk Services, Inc.
Square One, Inc.
SRA, Inc.
SRS General Insurance Services, Inc.
SRS Insurance Services, Inc.
Stenhouse Marketing Services, Inc.
Sterling Life Insurance Company
Swett & Crawford
Swett & Crawford Ins. Agency of Massachusetts, Inc.
Swett & Crawford of Arizona, Inc.
Swett & Crawford of Colorado, Inc.
Swett & Crawford of Connecticut, Inc.
Swett & Crawford of Hawaii, Inc.
Swett & Crawford of Idaho, Inc.
Swett & Crawford of Maine, Inc.
Swett & Crawford of Nevada, Inc.
Swett & Crawford of Pennsylvania, Inc.
Swett & Crawford of Texas, Inc.
Swett Insurance Managers of California, Inc.
Swett Insurance Managers of Pennsylvania, Inc.
Texas Star Insurance Agency
The Entertainment Coalition
The Swett & Crawford Group, Inc.

Trans Caribbean Insurance Services, Inc.
TREV Properties Corporation
U.S. Rating Bureau, Inc.
Underwriters Marine Services of Texas, Inc.
Underwriters Marine Services, Inc.
Virginia Surety Company, Inc.
VOL Mortgage Corporation
VOL Properties Corporation
Wexford Underwriting Managers, Inc.
William Gallagher Associates of California, Inc.
William Gallagher Associates of Maryland, Inc.
William Gallagher Associates of New Jersey, Inc.
Worldwide Integrated Services Company

AON CORPORATION MEXICO AND LATIN AMERICA SUBSIDIARIES
-----------------------------------------------------
Alexander, Ayling, Barrios & Cia, S.A.
Wilfredo Armstrong S.A.
Growth Enterprises Ltd.
J.S. Johnson & Co. Ltd.
Alexander Insurance Managers (Barbados) Ltd.
Aon Risk Services (Barbados) Ltd.
Minet Risk Services (Barbados) Ltd.
Parker Risk Management (Barbados) Ltd.
Alexander & Alexander LTDA. Corretores de Seguros
Alexander & Alexander Telemarketing
Alexander Howden Brasil Ltda.
Alexander MacFarlane Corretora de Seguros Ltda.
Jauch & Hubener do Brasil Ltda.
Le Blanc de Nicolay Brazil
Le Blanc de Nicolay Brazil
Lloyd Paulista Corretores de Seguros e Reaseguros S.A.
Pecus
RHH Empreendimentos e Servicos Ltda.
Rollins Hudig Hall do Brazil Corretora de Seguros Ltda.
Agricultural Risk Management Chile
Alexander y Alexander Chile Ltda.
Aon Claro Santa Cruz y Compania S.A., Corredores de Seguros
Bain Hogg Chile S.A. Corredoros de Reasguro
Howden Chile Consultores Ltda.
Howden Chile Reaseguros Ltda.
Alexander & Alexander of Colombia Ltda.
Alexander & Alexander of Colombia Ltda.
Alexander & Davidson de Colombia LTDA.
Alexander Howden Ossa De Colombia SA
Alexander Howden Previsionales y Personas Ltda.
Bain Hogg Colombiana Ltd.
M Y A Ltda. Asesorias Integrales
M Y A Ltda. Asesorias Integrales
M Y A Ltda. Asesorias Integrales
M Y A Salud - Agentes De Medicina Prepagada (Colombia)

M Y A Salud - Agentes De Medicina Prepagada (Colombia)
M Y A Salud - Agentes De Medicina Prepagada (Colombia)
International Insurance Brokers Ltd.
Agencia Interoceanica de Subscripcion y Administracion S. A.
Alexander & Alexander Mexico Agente de Seguros y de Fianza S.A. de C.V. Alexander Howden Y Asociados S.A. de C.V.
Alexander Howden Y Asociados S.A. de C.V.
Alexander Watkins S.A. de C.V.
Aon Re Latinoamericana, S.A.
Asesores Kennedy Agente de Seguros y de Fianzas, S.A. de C.V.
Bain Hogg Intermediaro de Reaseguro SA de CV
Centurion, Agente de Seguros, S.A. de C.V.
CICA Seguros de Mexico SA de CV
CICA Seguros de Mexico SA de CV
Inmobiliaria Ramos Rosada, S.A. de C.V.
Minet S.A. de C.V.
Promotora Zircon S.A. de C.V.
RAMRO y Asociados, S.C.
Rollins Hudig Hall Mexico Agente De Seguros Y De Fianzas, S.A. De C.V. Servicios A.B.S., S.A.
Servicios Inmoboliarios Guadalajara, S.C.
SLE Worldwide Mexico, Agente de Seguros, S.A. de C.V.
SLE Worldwide Mexico, Agente de Seguros, S.A. de C.V.
Union Centurion, S.A.de C.V.
Aon (Panama) Ltd. S.A.
Aon Re Panama, S.A.
Frank B. Hall Re (Latin America) Inc.
Interocean Reinsurance Company, S.A.
Alexander Howden Del Peru S.A. Reinsurance Brokers
Olarescu & B. I. Davis Asesores y Corredores de Seguros S.A.
Barros & Carrion, Inc.
J H Minet Puerto Rico Inc.
Asesores y Corredores De Seguros, S.A.
Agostini Insurance Brokers Ltd.
R&M Reinsurance Intermediaries Ltd.
JFS (Sudamerica) SA
JFS (Sudamerica) SA
Alexander Howden de Venezuela

AON UK HOLDINGS GROUP STRUCTURE
AON UK HOLDINGS LIMITED
Alexander Howden Group Limited
Special Risk Services Underwriting Agency Limited
Aon Advisors (UK) Limited
Aon Construction Services International Limited
Aon Risk Consultants (Europe) Limited
Cananwill UK Limited
Media/Professional Insurance Agency Limited
Aon Services Group Limited
Specialty Investment 004 Limited

World Insurance Network Limited (16.67%)
Wellington Underwriting PLC (4.3%)
Nicholson Chamberlain Colls Group Limited
Nicholson Leslie Property Limited
Nicholson Leslie Special Risks Limited (25%)
Aon Nominees Limited
Alexander & Alexander (UK) Limited
Aon Re Worldwide Limited
Nicholson Leslie Seascope Limited
Aon Trade Credit Limited
Aon Re North America Limited
Aon Re Accident & Health Limited
Aon Re International Limited
Aon Worldwide Resources Limited
Nicholson Leslie Bankscope Insurance Services Limited
Godwins Financial Services Limited
Aon Financial Services Australia (Holdings) Limited
Aon Financial Services Australia Limited
NCC Marine Limited
Nicholson Stewart Brown Limited
Seascope Marine Limited
Hodgson McCreery Limited
Underwriters Marine Services Limited
AJ Norcott & Co (Holdings) Limited.
Welwitschia Holdings Company Limited
Agricultural Risk Management Limited
Agricola Training Limited.
Agricola Underwriting Limited.
ARM Chile
ARM Pacific
ARM Pty Limited
Agricultural Risk Assessment Limited
London General Holdings Limited
London General Insurance Company Limited
LGH France
RIG Espania (99.68%)
Services ye Garentias
Dealer Development Services Limited (25%)
Motorplan Limited
Combined Life Insurance Company Limited
Nicholson Jenner Leslie Group Limited
Aon Group Limited
Nicholson Leslie Aviation Limited
Nicholson Leslie Bankassure Limited
Nicholson Leslie Marine Limited
Nicholson Leslie Agencies Limited
Nicholson Leslie International Limited
Nicholson Leslie Energy Resources Limited
Nicholson Leslie Financial Institutions Limited
Nicholson Leslie North America Limited

Nicholson Leslie Special Risks Limited (75%)
Nicholson Leslie Management Services Limited
Aon India Limited
Aon Re Limited
Aon Re UK Limited (75%)
Nicholson Leslie Aviation Resinurance Services Limited Nicholson Leslie International Reinsurance Services Limited Nicholson Leslie Non Marine Reinsurance Services Limited Nicholson Leslie North American Reinsurance Services Limited Rydata Limited
Alexander Howden UK Limited
Keith Rayment & Associates Limited
Alexander Howden (Kazakhstan)
Alexander Howden Energy & Partners (Scandanavia) (42.5%)
Keyaction Limited
Alexander Howden Asia Pacific Limited
Alexander Howden Limited
Alexander Underwriting Services Limited
Alexander Howden Group Management Services Limited
Alexander Howden Brazil Limitada (33%)
Alexander y Alexander Chile Limitada
Alexander Howden (Hellas) Limited - (Guernsey)
Howden Chile Reaseguros Limitada (51%)
Alexander Howden Ossa de Colombia SA (51%)
Independent Engineering Services Limited
Uzbeksugurta Howden Lihou (Uzbek)
Energy Ins Brokers and Risk Mang. Consultants Limited
Howden Dastur RI Brokers (Pvt) -India- (40%)
Mansfield Hubener & Partner Gmbh (34%)
Alexander Howden Y Associados SA de CV -Mexico- (17.5%) Norwegian Insurance Partners AS (40%)
Norwegian Insurance Partners Non Marine AS (60%)
JFS Fenchurch Limited (50%).
JFS Greig Fester Limited (50%).
Lumley JFS Limited (49%).
JFS Surety & Specie Limited
L&G International Limited
Seascope Reinsurance Services Limited
Alexander & Alexander Limited
Bain Hogg Holdings Limited
Bain Hogg Limited
Saxonbeech Limited
Hobbs & Partners Limited
Bain Hogg International Limited
Edgar Ward Limited
Bain Hogg (Hellas) Limited
Bain Dawes Services Limited
TTF Insurance Service Limited (51%)
MAB Insurance Services Limited (51%)
RHA Insurance Services Limited (60%)

Bain Dawes London Limited
Black Portch & Swain Limited
Bain Clarkson Underwriting Management Limited
Risk Management Consultants Limited
Bain Hogg Insurance Management  (Guernsey) Limited
Black Portch & Swain (Financial Services) Limited
Burlington Insurance Services Limited
Aon Alexander Clay Limited
Bain Clarkson R.B. Limited
Whitehouse Moorman Holdings Limited
Whitehouse Moorman & Partners Limited
The Credit Insurance Association Limited
BEC Insurance Services Limited (51%)
Surveyors Claims Services Limited (50%)
Downes & Burke (Special Risks) Limited
Ernest Notcutt Insurance Services Limited (52%)
Varity Risk Management Services Limited (25%)
Potipher Douglas Partnership Limited (26%)
Bain Clarkson Management Services (Bermuda) Limited
Ernest A Notcutt Overseas Limited
Van Breda Bain Clarkson NV (50%)
Eastward Insurance Services Limited (19.99%)
Aon Trustee Services Limited
Lees No 1 Limited
Bain Hogg Management Limited
J S Johnson & Company Limited (40%)
Aon Risk Services UK Limited
Anistics Limited
Alexander & Alexander (UK)
Leslie & Godwin UK Limited
Aon Partnership Limited
Leslie & Godwin Scotland Limited
Alexander Stenhouse UK Limited
Aon Hazard Limited
Alexander Stenhouse Limited
Alexander & Alexander (Isle of Man) Limited
Alexander Stenhouse Management Services Limited
L&G Financial Risks Limited
RHH Surety & Guarantee Limited
Aon Pyramid International Limited
Document Risk Management Limited
Property Owners Database Limited
Rollins Hudig Hall Services Limited
Artscope Insurance Services Limited
Aon Pension Trustees Limited
Surety & Guarantee Consultants Limited
John Scott Insurance Brokers Limited.
Artscope International Insurance Services Limited
OWA Hoken (UK) Limited
Aon Risk Services Limited

Alexander & Alexander (CI) Limited
Alexander & Alexander (Ireland) Limited
Alexander Stenhouse Magee Limited (Ireland)
Jenner Fenton Slade Reinsurance Brokers Limited
Jenner Fenton Slade Limited
Leslie & Godwin Limited
Aon Re Special Risks Limited
Aon Risk Resources Limited
Nicholson Leslie Limited
Nicholson Leslie Accident & Health Limited
Seascope Insurance Services Limited
Seascope Marine Insurance Services Limited (43.5%)
International Shipowners Mutual Insurance Association Ltd
Jenner Fenton Slade Group Limited (75%)
Interims Limited
Hellbo & Partners A/S (28.2%)
SIMCO Insurance Brokers Pte (30%)
JFS (Sudamerica) SA (50%)
Claims Collection Services Limited (12.5%)
CJP Inc
JH Blade & Co Inc.
JH Blade & Co Agency Inc
Aon Consulting Group Limited
Centris Services Limited (50%)
Minet Consultancy Services Limited
Minet Trustees Limited
Minet Benefits Insurance Services Limited (Guernsey)
Aon Consulting Limited
Godwins Limited
Godwins (Trustees) Limited
ARS Holdings UK Limited
Macey Williams Limited.
Bankscope Insurance Services Limited.
Centris Services Limited (50%)
Aon Entertainment Risk Services Limited
Aon Surety & Guarantee Limited
Select Direct Limited (25%)
Nicholson Leslie Investments Limited
Leslie & Godwin Investments Limited
L&G Seascope Insurance Holdings Limited
Macey Clifton Walters Limited
Leslie & Godwin Group Limited
APS Overseas Investments Limited
Leslie & Godwin (WFG) Limited
Camperdown 100 Limited
Camperdown 101 Limited
Aon Overseas Holdings Limited
L&G (CI) Limited
RIP Services Limited
Dobson Park LG Limited

Aon Manzitti SpA. (31.25%)
Aon Re Italia SpA
Aon Reinsurance Brokers Asia Pte Limited
Anscor Insurance Brokers (20%)
Bruno Sforni Insurance Brokers (24.5%)
Aon European Investments Limited
MacDonagh Boland Group Limited (75%)
MacDonagh Boland Cullen Duggan Limited.
Crotty Mac Redmond Insurances Limited.
MacDonagh Boland Crotty Mac Redmond Limited
MacDonagh Boland (International) Limited.
Kininmonth Limited.
Lowndes lambert Insurances Limited.
Coughlan General Insurances Limited.
MacDonagh Boland Beech Hill Limited (50%)
Sumner McMillen (Ireland) Limited
Pinerich Limited
Sumner McMillen Limited
MacDonagh Boland Foley Woollam Limited
International Industrial Insurances Limited
Camperdown 102 Limited
JH Minet Reinsurance Brokers Limited
BNH Limited
BNH Group
BNH (Holdings) Limited
Wackerbarth Holdings Limited
Wackerbarth BV
Alexander & Alexander Services UK Limited
Alexander Howden Holdings Limited
Alexander Howden International Limited
AHOH (Bermuda)
SPICAFAB (UK)
Alexander Howden Group (Australia)
Alexander Howden Reinsurance Brokers (Australia) Limited.
Alexander Howden Group Canada Limited (30%)
Alexander Howden Canada Limited
IRM France SA (45.6%) (Halford Shead & Co has 54.4%)
Alexander Howden Financial Services Limited
Alexander Howden Group Agency Management Limited
Dormante Holdings Limited
Integrated Risk Resources Limited
Howden Chile Consoltores Limitada (51%)
Howden Management & Data Services Limited
Alexander Howden Leasing Limited
AHE Alexander Howden de Espana SA (99%) (1% owned by A&A Scvs UK Ltd) Alexander Howden Group (Bermuda) Limited
Alexander Howden Group Far East (Hong Kong)
Asian Reinsurance Underwriters Limited
Howden Sterling Asia
Alexander Underwriting Agencies Limited (50%) (A&A Inc Maryland has 50%)

Trent Insurance Company Limited
Howden Cover Hispanoamerica (Bermuda) Limited
Alexander Howden de Espana SA (50%)
Alexander Howden Y Associates (35%)
Alexander Howden Previsionales y Personas Limitada (51% Colombia)
Alexander Howden Del Peru SA
Alexander & Alexander Services (India) Pvt Limited (50%)
Alexander & Alexander Trustee Jersey
Alexander & Alexander Finance Limited
Alexander Howden Underwriting Limited (In Liquidation)
Couperey Nominees Limited
Alexander Stenhouse & Partners Limited
Alexander Financial Services Limited.
Alexander Howden Y Associates (21%)
Scottish & Commonwealth Insurance Co Limited (Bermuda)
Alexander & Alexander Europe Limited
Alexander & Alexander Corretores e Consultores de Seguros Ltda (27%) & (73% A&A Scvs UK).
Reed Stenhouse Limited
Reed Stenhouse Europe Holdings BV
Stenhouse Reed Shaw Africa (Pty) Limited - RSA
Ralph S Harris (Ins) Pty Limited - Zimbabwe
Alexander & Alexander France SA
Societe Generale De Courtage d'Assurances SA (13.74%) A&A Europe & 39.54% A&A France
AMPRESA (89.64%)
Alexander & Alexander Consultants SA (99.56%)
France Cote D'Afrique SA (98.56%)
Groupment European d'Assurances Generales SA (99.56%)
SASE France SA (99.08%)
Alexander & Alexander UK Pension Trustees Limited
Stenhouse Marketing Services (London) Limited
Stenhouse Marketing Services Inc
Halford Shead & Co Limited
IRM France SA (54.4%)
Reed Stenhouse Underwriting Management Limited
Alexander Clay & Partners Unlimited (41.52%)
Clay & Partners
Clay & Partners (1987)
Alexander Clay Communications
Alexander Clay & Partners Pensions
Alexander Clay & Partners Independent Trust Corporation
The Alexander Consulting Group imited
Human Relations Strategies Limited
Bain Hogg Group plc
Bain Hogg No 1 Limited
Bain Hogg International Holdings Limited
Bain Hogg International Holdings BV
Inchcape Insurance Brokers (Thailand) Limited
Revassa SpA (89%)
Inchcape Insurance Brokers (M) Snd Bhd (30%)
Bain Hogg Insurance Brokers Kenya Limited (40%)

Boels & Begault Holdings SA (80%)
EGESCO SA
ESOPAC SA
FEAT SA
Boels & Begault SA
Boels & Begault RE SA
Boels & Begault (Luxemburg) SARL
Assgandapar SA
ASCOMIN SA (31%)
Boels & Begault Par SA (20%)
Boels & Begault Charleroi SA
Courtage Industrial Hennuyer SA
Hellenic Bain Hogg SA
Hellenic Bain Clarkson EPE
Inchcape Insurance Limited (25%)
Bain Clarkson Sweden AB
AB Industrial Risk Management Limited
Foreskringamkiaren Albihn AB
Inchcape Insurance Brokers Pte Limited
Inchcape Insurance Agencies Pte Limited
MIB Holdings Limited
Bain Hogg Malta Limited (51%)
European Services Limited (50%)
Middle Sea Insurance Co Limited
Mediterranean Insurance Training Centre (50%)
Bain Hogg Group Australia (Investments) Pty Limited
Bain Hogg Australia (Holdings) Limited
Bain Hogg Australia Limited
Bain Hogg Agencies Limited
Bain Hogg Nisbet Limited
Vonera Limited
Hoggdec No 1 Limited
Hoggdec No 2 Limited
Bain Hogg Financial Services Limited
Ropaco Pty Limited
Sandeman & Co Limited
Bain Hogg New Zealand Limited
Bain Hogg Soloman Islands Limited (55%)
HB Insurance Brokers Pty Limited
Bain Hogg Pensions Pty Limited
The Credit Insurance Association (Brokers) NZ (1991) Limited
Greyfriars Marketing Services Pty Limited
Bain Hogg (Vanuatu) Limited
Hogg Robinson (Nigeria) (40%)
Bain Hogg (Malawi) Limited (51%)
Chirunga (1964) Limited
Swaziland Insurance Brokers (Pty) Limited (40%)
Swaziland Reinsurance Brokers (Pty) Limited
Swaziland Corporate Risk Management Pty Limited (50%)
Swaziland Employee Benefit Consultants Pty Limited (33%)

Swaziland Construction Insurance Brokers Pty Limited
Bain Clarkson (HK) Limited
Bain Hogg International Limited (Taiwan) (87%)
Yin Hwa Insurance Agent Co Limited
Bain Hogg (Americas) Inc
Microl Corporation Inc
CIA USA Holdings Inc
Atkins Kroll Insurance Inc
Inchcape Insurance Holdings (Hong Kong) Limited
Inchcape Insurances (Macau) Limited
Inchcape Insurance Brokers (Hong Kong) Limited
Gilman Swire Willis Limited
Beoviet Inchcape Insurance Brokers Limited (60%)
Ayala Bain Insurance Brokers Limited (49%)
Bain Clarkson Management Services (IOM) Limited
CIA Italia Srl
Bain Hogg Russian Insurance Brokers Limited
Inchcape Continental Insurance Holdings (Eastern Europe) Limited
Hogg Robinson Services (Kenya) Limited
Bainsur SA (Argentina)
Insco Bain Hogg (67%)
Bain Clarkson Limited
Rostron Hancock Limited
Clarkson Puckle Holdings Limited
Clarkson Puckle Group Limited
Clarkson Puckle Limited
Clarkson Puckle Ibex Limited
Clarkson LMS Limited
Clarkson Bain Japan Limited
ERAS (Int'l) Limited
Clarkson Puckle Marine Holdings Limited
HL Puckle (Underwriting) Limited
Poland Puckle Insurance Brokers Limited (60%)
R G Reis Life Consultants Limited
Bain Clarkson Members Underwriting Agency Limited
R G Reis Management Services Limited
Ernest A Notcutt & Co Limited
R G Reis Pension Fund Trustees Limited
ENTAB Insurance Services Limited (51%)
Clarkson Puckle Overseas Holdings Limited
Interbroke Limited
Ibex Managers Limited
Clarkson Argentine SA (30%)
Hogg Group plc
Loss Management Group Limited (33.4%)
Hadenmead Limited
Alphabet Insurance Services Limited
CIA Link Limited
HRGM Marine Limited
Aon Alexander Limited

Cresvale Securities Limited (49%)
JG Associates Limited (33%)
JG Holdings Limited (31%)
Janson Green Limited
Janson Services Limited
Hogg Robinson North America Inc
Gardner Mountain Barr Inc
BHR Inc
Hogg Robinson Illinois Inc
Hogg Robinson Insurance Brokers Inc
CIA of New York Inc
PGIS of California Inc
PGS of Illinois Inc
PGS Holding Corporation
CIA dba CIA Midwest
Credit Insurance Associates Inc
Credit & Political Insurance Services Limited
Gardner Mountain Trustees Limited
Hogg Automotive Insurance Services Limited
Commercial and Political Risks Services Limited
Contract & Investment Recoveries Limited
Credit Indemnity & Financial Services
Credit Insurance Research Unit Limited
United Car & Van Rental Limited
Commercial Credit Corporation Limited
Structured Compensation Limited
HIB Limited
Hogg Robinson (Pvt) Limited
Commercial and Political Risks Consultants Limited
Investment Insurance International (Managers) Limited
Vesselforward Limited
Eastaf Holdings Limited
Tethercrest Limited
Hogg Robinson (Scotland) Limited
Hogg Robinson & Gardner Mountain (Insurance) Limited
Credit & Political Reinsurance Consultants Limited
HRGM Cargo Limited
HARB Limited (51%)
HRGM Management Services Limited
B L Carnie Hogg Robinson Limited
Hull & Company (UK) Limited (20%)
Aon Alexander Howden Limited
Edward Lumley & Sons (Underwriting Agencies) Limited
Broadgate Holdings Limited
Gardner Mountain Financial Services Limited
International Art & Antique Loss Register Limited (11%)
Gardner Mountain & Capel Cure Agencies Limited
Gardner Mountain Management Services Limited
Hogg Group Overseas Limited
Bain Hogg Chile SA (80%)

Bain Hogg Colombia Limited (60%)
Bain Hogg Intermediario de Reasaguar SA
Imperial Investment Company (Cayman Islands)
Bain Hogg Brokers Espana SA (51%)
Bain Hogg Venezolana SA (52%)
Credit Insurance Association (Singapore) Pte Limited (88%)
Hogg Insurance Brokers GmbH
International Insurance Brokers Limited (39%)
Bain Hogg Uganda Limited
CRP (Israel) Limited (50%)
Hogg Insurance Group SA
Hogg Group Netherlands BV
Growth Enterprises Limited
Mow Tel Insurance & Reinsurance Co (34%)
Continental SA (4.3%)
Insurance Holdings Africa Limited
The Credit Insurance Association France SA
The Credit Insurance Association (Canada) Limited
The Credit Insurance Association Deutschland GmbH
The Credit Insurance Association (Europe) SA
Associated Brokers Int (PVT) Limited (50%)
Agostini Insurance Brokers Limited (44%)
AB Insurances Limited
Agostini Insurance Brokers (St Lucia) Limited (25%)
C & A Services Limited
Hogg Robinson Holdings (Pty) Limited
Hogg Robinson Investment Holdings (Pty) Limited
ASSUCO Holdings Limited
Bain Hogg Insurance Management Limited
ExcelNet Limited
ExcelNet (Guernsey) Limited
Bain Hogg Trustees Limited
Minet Holdings Guernsey Limited
Minet Group Holdings (Unlimited)
Minet Group (Unlimited)
Minet Kingsway (Lesotho) Pty Limited (49%)
Minet AS (Czech) (80%)
JH Minet (Insurance) Limited (Eire) (90.9%)
Minet Firstbrokers OY (Finland) (24.6%)
Bowring & Minet (Swaziland) Pty (37.5%)
Minet Professional Services Limited
Bowes Holdings Inc.
Allen Insurance Associates Inc.
Bower & Company Inc of New York
Minet AB (Switzerland) (70%)
Minet Lind.Helsingborg AB
Minet Italia SRL (72.22%)
Minet Italia & Partners SPA
Interglobe Management AG
Minet (Singapore) Pte Limited

Minet Archer Limited (NZ) (87%)
Minet Re International Limited
Minet Re Gmbh
Anglo Swiss Re Brokers Limited (28.6%)
Minet ICDC Insurance Brokers Limited (Kenya) (36.2%)
Minet Consultancy Services Limited
Minken Properties Limited
JH Minet Tanzania
JH M (Intergremium) AG
JH Minet Monaco SAM (80%)
Minet China Limited
Minet Hong Kong Limited
Essar Insurance Services Limited
Essar Insurance Consultants Limited
Minet Insurance Brokers (Thailand) Limited (82.5%)
Minet AS (Norway)
JML Minet AG
Prescot Insurance Holdings Limited
Minet Risk Services (Bermuda) Limited
Minet Risk Services (Guernsey) Limited
Minet Risk Services (Jersey) Limited
Minet Risk Services (Barbados) Limited
Minet Risk Services (S'pore) Limited
Professional & General Insurance Company (Bermuda) Limited
Gwelforth Limited
Sorim (1987) Limited
Minet Commercial Limited
Sorim Services (1987) Limited
Minet (Taiwan) Limited
Minet Zambia
Aircrew Underwriting Agencies Limited
Minet Limited
Minet Properties (1989) Limited
Minet Employee Trust Company Limited
JH Minet Agencies Limited
Aporia Leasing Limited
Professional Liability Services Limited
Hydrocarbon Risk Consultants Limited (40%)
Savoy Ins. Brokers
Securities Guarantee Co Limited
Minet Inc (Canada)
JH Minet of Puerto Rico Inc
Diot Minet France SA (40%)
A Morel Et CIE SA (50%)
R & M Intermediaries Limited (20%) Trinidad & Tobago
Special Risk Services Limited
Special Risk Services Guernsey Limited
Risque et Finance
Minet Australia Holdings Pty Limited
Minet Australia Limited

Minet Agricultural Insurance Brokers Pty Limited (49.5%)
Minet Botswana (Pty) Limited (76%)
Associated Insurance Brokers of Botswana Pty Limited (38%)
Vassal Properties (Pty) Limited
Associated Fund Administrators Botswana Limited
Minerva Holdings (Pvt) Limited (Zimbabwe)
Minet Zimbabwe (PVT) Limited (69.75%)
Minet Insurance Brokers (Zimbabwe) (Pvt) Limited
Zimbabwe Risk Management (Pvt) Limited

Subsidiaries of Aon Holdings bv, Rotterdam, status July 31, 1998

Rollins Hudig Hall Netherlands bv, Rotterdam, THE NETHERLANDS
Aon Risk Services France SA (formerly Hudig-Langeveldt S.A.), Paris, FRANCE Aon France SA (formerly Hudig-Langeveldt Seca S.A.), Paris/Brest
Clermont-Ferrand/Lyon/Marseille/Montpellier/Saint-Dizier/Strassbourg
British Continental and Overseas Agencies (BCOA) SA, Paris
Garantie Europeenne de Publication S.A., Paris
OWA Insurance Services France, Paris
Groupe Le Blanc de Nicolay SA
Le Blanc de Nicolay Reassurance SA (21.45%, remaining 78.39% owned by GLN Courtage, 0.06% owned by ?)
Le Blanc de Nicolay Assurance SA (51.10%, remaing 48.9% owned by GLN
Courtage SA)
International Aviation Brokers SA
Aon Space
Le Blanc de Nicolay Ruck (90%), GERMANY
Andrea Scagliarni Assicurazione (34%), ITALY
Le Blanc de Nicolay Riassicurazione (10%), ITALY
Le Blanc de Nicolay Riassicurazione (90%), ITALY
Le Blanc de Nicolay Iberica, SPAIN
Suys & Janssens (71%), BELGIUM
Le Blanc de Nicolay Zurich, SWITZERLAND
Le Blanc de Nicolay Asia, SINGAPORE
Pecus (10%), BRAZIL
Le Blanc de Nicolay Brazil (30%), BRAZIL
Le Blanc de Nicolay Brazil (70%), BRAZIL
Le Blanc de Nicolay U.S., U.S.A.
International Space Brokers, Inc, U.S.A. (33%)
Le Blanc de Nicolay Courtage SA
Schinasi Insurance Broker (49%), ITALY
Schinasi Veneto (49%), ITALY
Schinasi Previdenca (49%), ITALY
Schinasi Athesina (49%), ITALY
Assureda SA (34%)
Beredac SA
Sociiti Centrale de Courtage d'Assurances ("SOCECA") (55.14%, remaining 19.89% owned by LBN Assurance SA)
Sociiti de Gestion et d'Etudes Actuarielles ("SGEA")
Assurance Credit Europeenne (49%)
Assurances & Credit

REA (99.76%)
Le Blanc de Nicolay Reassurance SA (78.39%)
Le Blanc de Nicolay Assurance SA (48.9%)
Sociiti Centrale de Courtage d'Assurances ("SOCECA")(19.89%)
Tarrazi Recoing
JK & Associes
Compagnie Franco-Belge d'Investissement et de Placement, BELGIUM
Rollins Hudig Hall Netherlands bv, Rotterdam, THE NETHERLANDS
Aon Groep Nederland bv (formerly Rollins Hudig Hall Groep bv), Rotter-dam,
THE NETHERLANDS
Bloemers & Co. Herverzekering bv, Rotterdam
Aon makelaars in assurantien bv (formerly Suras bv), Rotterdam Hudig-Langeveldt Makelaardij in Assurantien bv, Rotterdam
Aon Nederland cv (formerly Aon Hudig cv), Rot-ter-dam/Amsterdam/
The Hague/
cv 't Huys ter Merwe, Rotterdam
Hudig-Langeveldt (Pensioenbureau) bv, Am-sterdam
Aon Consulting Nederland cv (formerly Godwins Nederland pensioen- en employ-ee benefit adviseurs en actuarissen cv),Am-ster-dam/Rotterdam Hudig-Langeveldt (Reinsurance) bv, Amster-dam
Aon Re Netherlands cv (formerly Nicholson Leslie Netherlands reinsurance brokers cv), Amsterdam
Aon Hudig Hengelo bv (formerly Hudig-Langeveldt Borghuis bv), Hengelo
Aon Hudig Tilburg bv (formerly Hudig-Langeveldt Tilburg bv), Tilburg
Aon Hudig Nijmegen bv (formerly Hudig-Langeveldt Nijmegen bv), Nijmegen
Ascom bv, Nijmegen
Aon Hudig Venlo bv (formerly Hudig-Langeveldt-Van Bruggen & de Laat bv), Venlo Aon Hudig Groningen bv (formerly Nask bv), Groningen
Saat van Marwijk Beheer bv, Noordwijk
Aon Hudig Noordwijk bv (formerly Hudig-Langeveldt Saat bv), Noordwijk
Saat van Marwijk Noordwijk bv, Noord-wijk
Aon Hudig-Schreinemacher vof (formerly Hudig-Langeveldt Schreinemacher vof), Maas-tricht (50%)
Hudig-Langeveldt-Janson-Elffers bv, Rotter-dam
Blom van der Aa Holding bv, Amsterdam
Blom & van der Aa bv, Amsterdam
Bruns ten Brink & Co. bv, Amsterdam
Bruns ten Brink Herverzekeringen bv, Am-sterdam
Paribas Assurantien bv, Amsterdam
A.H. Laseur bv, Amsterdam, The Hague
Langeveldt Groep bv, Amsterdam
Assurantie Groep Langeveldt cv, Am-sterdam
Aon Risk Consultants bv (formerly Aon Risk Services (Nederland) bv), Rotter-dam/ Amsterdam
Aon Captive Services (Nederland) bv, Rotterdam
Elektrorisk Beheer bv, Rotterdam
D. Hudig & Co. bv, Rotterdam
Catz & Lips bv, Rotterdam
Langeveldt de Vos bv, Amsterdam
bv Assurantiekantoor Langeveldt Schroder, Am-sterdam
Hudig-Langeveldt Kyoritsu Ltd., Tokyo, JAPAN 50%
Netherlands Construction Insurance Services Ltd., London, UNITED
KINGDOM (50%)

Aon Gil y Carvajal Correduria de Seguros, SA,
Cogrup S.L., Barcelona
Jover Prevision Correduria de Seguros, S.A., Barcelona (10%)
Prevencion Y Control Srl (95%), in liquidation
Alexander & Alexander Galicia S.A. (51%)
Control y Global Services, S.A.
Gil y Carvajal, S.A. Vida y Pensiones
Gil y Carvajal Consultores, S.A.
Gil y Carvajal Global Services, S.A. (99%, 1% owned by F. Carvajal
Urquijo)
Mantenimiento Gestion de Renting y Administracion de Flotas, S.A.
Control de Riesgos, S.A. (90%, remaining 10% held by Reaseguros Gil y Carvajal, S.A.)
Velo Hispania, G&C, S.A. (80%, remaining 15% owned by Ban-saleasing,
5% by Velo Ltd.)
Caja Burgos Sociedad Correduria de Seguros, S.A.
Correduria de Seguros Gruppo Herrero, S.A. (35%, 64.99% owned by
Banco Herrero, S.A., 0.01% owned by J.A. Menendez Suarez)
RACE & Gil y Carvajal, S.A., Correduria de Seguros (45%, 55% owned by Race) Nexo 50, S.A., Correduria de Seguros (40%, 60% owned by Dragados y Construcciones, S.A.)
Gil y Carvajal Iberoamerica, SA
Caleb Brett Iberica, S.A. (31%)
Gil y Carvajal UK Ltd., (U.K.) (42%, remaining 58% by Reaseguros Gil y Carvajal, SA)
G&C Venezuela, S.A. (VENEZUELA)
Gil y Carvajal Chile Ltd., 60%, 30% owned by Cono Sur, SA, 10% owned by Ximena del Rio, SA) (CHILE)
JH Iberoamericana (25%, remaining 75% owned by Local companies)
Gil y Carvajal Peru, SA (40%, remaining 60% owned by Aon Gil y
Carvajal SA)
Reaseguros Gil y Carvajal, S.A. Correduria de Reaseguros
Gil y Carvajal America, Correduria de Reaseguros, S.A. (55%, remaining 45% owned by South American Insurance Companies)
CYARSA, Correduria de Reaseguros, S.A.
Gil y Carvajal & Gras Savoye, Corretores de Seguros, Ltds.
(POR-TUGAL) (70%, remaining 30% owned by Gras Savoye)
Gil y Carvajal - Consultores, Lda. (95%, remaining 5% owned by F. Soares Franco)
Produgar (50%, remaining 50% owned by Vila Boes Corretores
CYARSA, Portugal, Correduria de Reaseguros, Ltda. (POR-TUGAL)
(99.98%, remaining 0.02% owned for each 0.005% by Gil y Carvajal
S.A. Vida y Pensiones, Gil y Carvajal, S.A. Correduria de Seguros
Control de Riesgos, S.A. and CYAR-SA, Correduria de Reaseguros,S.A.)
Tecsefin, S.A. (COLOMBIA) (67%, 30% owned by C. Quinones Machler,
3% owned by J. Gil Octavio)
Mercadeo por Grupos Afines, Ltd. (COLUMBIA)
Bancaseguros Colon, S.A. (49%, remaining 51% by Col-seguros, SA)
(COLUMBIA)
Megafin (40%, remaing 60% held by Tecniseguros, SA) (ECUADOR)
Tecsefin Centroamerica, S.A. (39%, remaining 61% owned by G&T,
SA), (PANAMA)

Tecsefin Salvador (49%, remaining 61% owned by G&T, SA)
(PANAMA)
Tecsefin Guatemala (49%, remaining 61% owned by G&T, SA)
(PANAMA)
Gil y Carvajal Ltd. (U.K.) (58%, remaining 42% owned by GyC SA)
Aon Belgium nv
CRiON nv, Gent, -(49,5% legal)
Aon Holdings Belgium nv (formerly Boels Begault Holding SA), Brussels
Boels & Begault Re S.A., Brussels
Boels & Begault Vlaanderen S.A., Antwerp (in liquidation)
Aon Consulting Belgium SA (formerly ESOFACS SA), Brussels
ASCOMIN S.A.. Brussels (30.8%)
Boels & Begault France S.A., Paris, FRANCE
Boels & Begault Luxembourg S.a.r.l., LUXEMBOURG
Aon Holdings Scandinavia A/S , Copenhagen, DENMARK
Aon Denmark A/S (formerly Rollins Hudig Hall (Denmark) A/S), Copen-hagen,
Denmark
Aon Risk Management Services Scandinavia A/S (formerly Rollins Hudig
Hall Risk Management Services A/S), Copenha-gen, Den-m-ark
Aon Consulting Denmark A/S (formerly DPR, Dansk Pensionsradgivning A/S, Hjorrin-g/Arhus, Denmark
Aon Specialty Denmark A/S (formerly Rollins Hudig Hall Financial Services A/S), Copenhagen, Den-mark
Aon Sweden AB (formerly Rollins Hudig Hall (Sweden) AB), Stock-holm/
Gotenburg, SWEDEN
Aon Stockholm (formerly Cepess Tjugosju AB), Stockholm, SWEDEN
Rollins Hudig Hall Sweden AB (formerly Aon Sweden AB), Stockholm
Bain Clarkson Sweden AB, Stock-holm/Vaxjo/Gothenburg
Aon Sweden Syd AB (formerly Bain Clarkson Syd AB), Vaxjo
Bain Clarkson Forsakringskonsult AB, Stockholm
Bain Clarkson Consulting AB, Stockholm
Minet AB, Stockholm (30%) (remaining 70% held by Minet Group, UK)
Aon Norway AS (formerly Rollins Hudig Hall (Norway) AS), Oslo, NORWAY
DUO AS, Oslo, NORWAY
Aon Finland OY (formerly Rollins Hudig Hall (Finland) OY), Helsinki,
Helsinki, FINLAND
Laurila, Kauriala & Grig Ltd., St Petersburg, RUSSIA
(100% beneficial, 51% legal)
Rollins Hudig Hall (Eesti) AS, Tallinn, ESTONIA
Rollins Hudig Hall Versicherungsmakler Gesellschaft m.b.H.,
Vien-na, AU-ST-RIA
Aon Italia SpA (formerly Rollins Hudig Hall Italia SpA), Roma/Milano, ITALY
Aon Risk Management Services Italia srl. (formerly Rollins Hudig Hall Consulting srl), Milano
Alexander & Alexander Italia S.p.A. (25%, remaining held by Reed
Stenhouse Netherlands bv (50%) and Alexander & Alexander Europe bv (25%)
Minet Srl, Florence (21.7%, remaing 78.3% owned bu Minet UK))
Minet & Partners SpA
Terbroker Srl (20%)
S.A.B. S.p.A. (20%)
ZAO Aon insurance brokers (formerly ZAO Rollins Hudig Hall insurance brokers), St Petersburg, RUSSIA
Aon Holdings Deutschland GmbH (formerly Rollins Hudig Hall Holdings (Deutschland) GmbH), Hamburg, GERMANY
Aon Artscope Kunstversicherungsmakler GmbH, Mon-heim

Aon (Deutschland) GmbH (formerly "HAVAG" Hudig-Langeveldt GmbH), internationaler Versi-cherungs-makler, Hamburg/Berlin/Beckum/
Frankfurt/Leipzig/Monheim/Munchen/Ratingen/Saarbrucke/Cologne
Stuttgart/Dresden/Rostock
Aon OWA Verwaltungs GmbH (formerly Hudig-Lan-geveldt Berlin GmbH),
Hamburg
Aon OWA Insur-ance Ser-vices GmbH & Co. (formerly OWA Insur-ance Services GmbH), Hamburg
OWA Insurance Services Austria Ges.mbH, Vienna, AUSTRIA
OWA Insurance Services Austria Ges.mbH & Co KG, Vienna,
AUSTRIA
Carstens & Schues Verwaltungs GmbH (formerly HLS Hudig-Langeveldt Stanner GmbH), Hamburg
Carstens & Schues GmbH & Co. KG (formerly Carstens- & Schues GmbH),
Hamburg
Carstens & Schues- Poland Ltd., Warsaw, POLAND
Aon Mibrag Versicherungs-Vermitt-lungs GmbH (formerly Hudig-Langeveldt Mibrag Versicherungs-Vermitt-lungs GmbH), Le-ip-zig (50%) Hanseatische Assekuranz Vermittlungs AG, Hamburg
Karl Alt & Co., GmbH, Hamburg
Hanseatische Assekuranz Kontor GmbH, Ham-burg
Paul J.F. Schulz oHG, Hamburg (99%) (remaining
1% held by Hanseatische Assekuranz Vermittlungs AG,
Hamburg)
Aon Consulting GmbH (formerly GBV, Gesellschaft fur betriebs-wirtschaftliche Bera-tung und Verwaltung- GmbH), Monheim
Aon "WACUS" Verwaltungs GmbH (formerly Verwaltung- "WACUS"/Hudig-Langeveldt" Kreditversiche-rungsmakler und Beratungs-GmbH), Hamburg Aon "WACUS" Kreditversicherungsmakler GmbH & Co. KG (forme-rly
WACUS Kreditversicherungsmakler GmbH & Co. KG), Hamburg
WACUS Kredi-tver-sicherungsm-akler GmbH, Vien-na, AUSTRIA
WACUS Magyarorsz-ag Hitelbitz-osit-asi Tanac- sado es
Koz-vetito Kft., Budape-st, HUNGARY (60%)
Aon Holdings Deutschland GmbH, Hamburg, GERMANY
Aon (Deutschland) GmbH
Jauch & Hubener KGaA (99.36%) (remaining 0.64% held by Aon Holdings Deutschland GmbH)
AIV Beteiligungsgesellschaft mbH, Hamburg
Excess Versicherungsagentur GmbH, Mulheim
Hamburger Ruckversicherungs-Agentur GmbH, Hamburg
EXKO Excess Versicherungsagentur GmbH, Hamburg
  (50.05%,, remaing 49.5% owned by Jaucch & Hubener KGaA)
PRORuCK Ruckver-sicherungs-AG, Hamburg
Jauch & Hubener Privates Vorsorgemanagement GmbH, Mulheim
Heiland Versicherungs-Service GmbH, Hamburg (44%)
Assekuranzkontor fur Industrie und Verkehr GmbH, Hamburg
Agte Gebruder GmbH, Hamburg
EXKO Excess Versicherungsagentur GmbH, Hamburg (49.5%)
Hamburger Gesellschaft zur Forderung des Versicherungswesen mbH,

Joost & Preuss GmbH, Hamburg
PROVIA Gesellschaft fur betriebliche Risicoanalyse mbH,

Hanse Assekuranz-Vermittlungs GmbH, Hamburg
AV Agrar Versicherungsdienst GmbH, Berlin (70.82%)
J & H Risk Management Consultants GmbH, Mulheim
2e Katharinenstrasse 29 Vermogensverwaltungsges mbH,
  Hamburg
1e Katharinenstrasse 29 Vermogensverwaltungsges mbH
  Hamburg
Jauch & Hubener Ges mbH & Co. KG, Vienna, AUSTRIA
Jauch & Hubener (KG), Vienna, AUSTRIA
Jauch & Hubener Kft., Budapest, HUNGARY
Jauch & Hubener d.o.o., Ljubljana, SLOVENIA
Jauch & Hubener spol s ro, Prague, CZECH REPUBLIC
Jauch & Hubener CSFR Spol s.r.o., Bratislava,SLOVAK REPUBLIC
Jauch & Hubener AG, Feldmeilen, SWITZERLAND
Jauch & Hubener Beratungs AG, Feldmeilen
J&H Vorsorgefonds, Meilen, SWITZERLAND
Jauch & Hubener Personalvorsorgestif-tung, SWITZERLAND
Jauch & Hubener Verwaltungs-GmbH, Hamburg
Unison Technical Services, BELGIUM
Unison SA, Brussels, BELGIUM (21.15%)
Bonnor & Company A/S, Virum, DENMARK (46.53%)
Unison GEIE, Brussels, BELGIUM (21.052%)
Jauch & Hubener GmbH, Vienna, AUSTRIA
Jauch & Hubener do Brasil Ltda., Sao Paulo, BRAZIL
EX-TRA Excesos y Tradados CA, Carac-as, VENEZUELA 40%
Corporation Long Island CA, Caracas, VENEZUELA 40%
Johnson & Higgins PB Co., Bangkok, THAILAND (5%)
United Iranian In-surance Ser-vices plc Teheran, IRAN
  (11.67%),
WAVECA CA, Caracas VENEZUELA (89% beneficial, 0% legal)
Jauch & Hubener Ruckversicherungs-Vermittlungsges mbH,
  Hamburg
Jauch & Hubener Reinsurance Interm. Services of
  North America, Morristown, New Jersey, USA
  Jauch & Hubener Vergutungs- und Vorsorgemanagement GmbH,
  Mulheim
Unison Consultants Europe E.E.I.G., BELGIUM 22.3%
Jauch & Hubener Reinsurance Brokers Ltd., London, UK
Aon bv (formerly J.C.J. van Dalen Beheer bv), Schiedam, NETHERLANDS Aon Hellas A.E. (formerly Hellenic Bain Hogg SA), Athens/Piraeus, GREECE 90%)
Aon Hellas EPE, Athens
Revasa S.p.A., Milan, ITALY
Inchcape Insurance Brokers (M) Sdn Bhd, Kuala Lumpur/Kuching,
MALAYSIA (40%)
Aon Risk Services Singapore (Insurance Brokers) Pte Ltd. (formerly Inchcape I-nsurance Brokers Pte Ltd.), SINGAPORE (51%)

Inchcape Insurance Agencies Pte Ltd.
Inchcape In-surance Brokers (Thailand) Ltd., Bangkok, THAILAND (49%) Bain Hogg Malawi Ltd., Blantyre, MALAWI (51%)
Aon Malta Ltd. (formerly M.I.B. Holding Company Ltd.), Ta'Xbiex,
MALTA (71%)
Swaziland Insurance Brokers (Pty) Ltd., Mbabane, SWAZILAND (40%) Swaziland Reinsurance Brokers (Pty) Ltd (40%)
Swaziland Corporate Risk Management (Pty) Ltd (50%)
Swaziland Employee Benefits Con-sultants (Pty) Ltd (33.33%) Swaziland Construction In-surance Brokers (Pty) Ltd
Bain Hogg Uganda Ltd., UGANDA (99.99%)
Aon International bv (formerly Rollins Hudig Hall International bv),
Rotterdam
Aon Polska sp.z o.o (formerly Rollins Hudig Hall Polska sp.z o.o), Warsaw/Sczczecin, POLAND
Aon Ceska republika spol.s r.o. (formerly Rollins Hudig Hall Ceska republika spol.s r.o.), Pra-ha/Brno, CZECH R-E-P-U-B-LIC
Aon Slovensko spol.s r.o., (formerly Rollins Hudig Hall Slovensko spol.s r.o.), Bratislava, SLOVAK REPUBLIC
Aon Magyarorszag Alkusz Kft (formerly Rollins Hudig Hall Magyarors-zag Biz-tositasi Alkuzs Kft), Budape-st, HUNGARY (93.75%) remaining 6.25% held by Aon Holdings bv, Rotterdam)
PT RNJ, Jakarta, INDONESIA (100% beneficial, 0% le-gal)
(in liquidation)
Aon Holdings Antillen nv (formerly Assurantiehuis Holding nv), Curacao, NETHER-LANDS ANTILLES
Aon Antillen nv (formerly Rollins Hudig Hall Antil-len nv), Curacao Aon Risk Services Antilles nv (formerly SRS Management
  (Antilles) nv), Curacao
Aon Captive Services Antilles nv (formerly Safeguard Risk Services Antilles nv), Curacao
Aon Aruba nv (formerly Rollins Hudig Hall Aruba nv), Aruba
Aon Captive Services Aruba nv, Aruba
Aon Sigorta Brokerlik ve Musavirlik A_ (formerly Rollins Hudig Hall Sigorta Brokerlik ve Musavirlik A_), Istanbul, T-U-R-KEY- (50%) (remaining shares held by Aon Holdings bv (50%)
Aon Sigorta Brokerlik ve Musavirlik AS (formerly Rollins Hudig Hall Sigorta Brokerlik ve Musavirlik AS), Istanbul, TURKEY (50%) (remaining shares held by Aon International bv (50%)
Aon Middle East ((formerly Rollins Hudig Hall Middle East), Dubai, UNITED ARAB EMIRATES (100% beneficial, 49% legal)
Mahamy Company plc. (Aon Iran), Tehran, IRAN (100% beneficial, 0% legal)
Aon Holdings Australia Ltd. (formerly Rollins Hudig Hall Holdings Ltd.), Sydney, AUSTRALIA (30%) (remaining 70% held by Alexander & Alexander Australia Holdings Ltd.
Aon Risk Services Australia Ltd. (formerly Rollins Hudig Hall Pty. Ltd.),Sydney/Melbour-ne/Bris-bane/Dulwich/Perth
VECCI Insurance Services Ltd.
Frank B. Hall & Co. (N.S.W.) Pty. Ltd., Sydney,

Steeves Lumley Ltd., Melbourne
R.E.I. (NSW) Insurance Brokers Pty. Ltd., Melbourne
R.E.I.V. Insurance Brokers Pty. Ltd., (formerly REIA In-surance Brokers Pty Ltd., Melbourne
R.E.I.S.A. Insurance Brokers Pty. Ltd. (formerly Austpac In-surance Brokers Pty Ltd., Melbourne
Bain Hogg Australia (Investments) Pty Ltd.
Bain Hogg Australia (Holdings) Ltd
Bain Hogg Australia Ltd.
Bain Hogg Solomon Islands Ltd. (77.5%)
Ropeco (Pty) Ltd. (in run-off)
Greyfriars Marketing Services Pty Ltd. (in run-off)
Bain Hogg (Western Samoa) Ltd.
Bain Hogg Pensions Pty Ltd.
Bain Hogg (Fiji) Ltd, FIJI
Bain Hogg (Vanuatu) Ltd., VANUATU
Bain Hogg Robinson (Pty) Ltd.
Bain Hogg New Zealand Ltd., NEW ZEALAND
Alexander & Alexander Ltd., Syd-ney/Adelaide/Brisbane/Perth/
Melbourne/Toowoomba
Burnie Enterprises Pty Ltd., PAPUA NEW GUINEA
Alexander & Alexander (PNG) Pty Ltd (62.572%)
Aon South Africa (Pty) Ltd. (formerly Lumley South Africa (Pty) Ltd.), Johannesburg, SOUTH AFRICA
Aon Lumley South Africa (Pty) Ltd. (formerly Lumley Municipal & General Insurance Brokers (Cape) (Pty) Ltd.), Somerset West
Chemical & Oil Insurance Brokers (Pty) Ltd., Johannes-burg
Lumley Insurance Brokers (Pty) Ltd., Johannesburg
Aon Lumley Consulting (Pty) Ltd. (formerly Lumley Employee Benefits
(Pty) Ltd.), Johannesburg
Lumley Municipal & General Insurance Brokers (Pty) Ltd.,
Johan-nesburg
Lumley Municipal & General Insurance Brokers (Transvaal) (Pty)
Ltd., Johan-nesburg
Lumley Municipal & General Insurance Brokers (Natal) (Pty) Ltd.,
Pinetown
Lumley Municipal & General Insurance Brokers (Orange Free State)
(Pty) Ltd., Bloem-fontein
Lumley Petro-Energy Insurance Brokers (Pty) Ltd., Johannesburg XB-Lumley Insurance Brokers (Pty) Ltd., Johannesburg
Investment Facility Company Four One Two (Pty) Ltd., Johannesburg Lumley JFS Ltd., London, UK (26%) (remaining shares held by Aon Holdings bv, Netherlands (25%) and Jenner Fenton Slade, UK (49%), in liquidiation)
Aon Consulting South Africa (Pty) Ltd. (formerly Sonnenberg Edwards
(Pty) Ltd.)
Aon Holdings Asia bv (formerly Verum HLG bv), Rotterdam, NETHERLANDS Aon Asia Insurance Services bv (formerly Hudig-Langeveldt Merwestad bv), Rotter-dam/Tokyo, NETHERLANDS
Aon Benefits Insurance Brokers (Singapore) Pte. Ltd. (formerly Rollin-s Hudig Hall (Singapore) Pte. Ltd.), SINGAPORE

Parker Risk Management Pte. Ltd., Singapore
Aon Risk Services Singapore (I-nsurance Brokers) Pte Ltd. (formerly
Inchcape I-nsurance Brokers Pte Ltd.), SINGAPORE (49%)
Aon Risk Services (Thailand) Ltd. (formerly Heath Hudig Langeveldt (Thailand) Ltd.), Bangkok, THAILAND (62.853-%)
MC Brokers Co. Ltd., Bangkok (10%)
Aon Re (Thailand) Ltd. (formerly HHL Re Ltd.), Bangkok, THAILAND
                                                                     -62.85%
Aon Consulting (Thailand) Ltd. (formerly HHL Employee Benefits
Ltd.), Bangkok, THAILAND (52.407%)
Aon Risk Services Japan Ltd. (formerly HHL (Japan) Ltd.), Tokyo,
JAPAN
Aon Risk Services Korea Ltd. (formerly HHL (Korea) Ltd.),
Seoul/Taegu, KOREA
Aon Natural Resources Ltd., LABUAN (50%) (remaining 50% held by Aon
Group Ltd., UK)
Aon Ayala Insurance Brokers, Inc. (formerly Citytrust Insurance
Brokers Association), PHILIPPINES (33 1/3%) (remaining held by Ayala Cor-poration 33 1/3) and Bank of the Philippine Islands (33 1/3%))
Aon Holdings Hong Kong Limited (formerly Aon Holdings Asia
Limited),HONG KONG
Aon Risk Services Hong Kong Ltd. (formerly Heath Hudig Langeveldt
Ltd.),HONG KONG
Aon Consulting Hong Kong Ltd. (formerly HHL Employee Benefits Ltd.),
HONG KONG
Aon Commercial Risks (HK) Ltd. (formerly Aon Management Ltd.), HONG
KONG
Aon Re China Ltd. (formerly HHL Reinsurance Brokers Ltd.), HONG KONG Alexander Lippo (Hong Kong) Ltd., HONG KONG (50%) remaining 50% owned by Alexander & Alexander Hong Kong Holdings Ltd.)
Aon Vietnam (formerly HHL Vietnam), Representative Offices Hanoi/
Ho Chi Minh City, VIETNAM
Heath Hudig Langeveldt Pte Ltd., SINGAPORE
HHL Reinsurance Brokers Pte Ltd., SINGAPORE (dormant)
Pernas HHL Insurance Brokers Sdn Bhd, Kuala Lumpur, MALAYSIA (45%)
Heath Hudig Langeveldt Sdn Bhd, Kuala Lumpur (run off)
Progressive Ideal Sdn Bhd, Kuala Lumpur (run-off)
Pernas HHL Reinsurance Brokers Sdn Bhd, Kuala Lumpur/Penang,
MALAYSIA (40%)
HHL Reinsurance Services Sdn Bhd, Kuala Lumpur, MALAYSIA (run off)
Gotuaco Del Rosario & Associates Inc., Manila, PHILIPPINES (30%)
HHL Reinsurance Brokers Inc., Manila, PHILIPPINES- (30%)
HHL (Taiwan) Ltd. (formerly Aon Risk Services Taiwan Ltd.), Taipei,
TAIWAN
Aon (Panama) Ltd. S.A. (formerly HHL International (Panama) Ltd. SA)
(in liquidiation)
Rollins Heath Korea Co. Ltd., Seoul, KOREA (in liquidation)
Rollins Hudig Hall (Hong Kong) Ltd., HONG KONG
APM Services Ltd.

Futuro 3000 S.r.L., Milan, ITALY (5%) (remaining 95% held by Alexander & Alexander Europe B.V.)
Alexander & Alexander Europe BV, Amsterdam, NETHERLANDS
Alexander & Alexander Belgium N.V., Brussels/Antwerp
Alexander Stenhouse Belgium Inter-national, Brussels, BELGIUM
(in liquidation)
Alexander & Alexander Italia S.p.A., Milan/Rome/Treviso/Turin,
ITALY (25%, 25% owned by Aon Italia S.p.A., 50% by Reed Stenhouse
Netherlands bv)
Reed Stenhouse Netherlands bv, Amsterdam, NETHERLANDS
Alexander & Alexander Italia S.p.A., Milan, ITALY (50%, 25% owned by
Aon Italia S.p.A., 25% by Alexander & Alexander Italia S.p.A.)
Futuro 3000 S.r.l., Milan/Rome/Treviso/Turin, ITALY (95%, remaing 5% owned by Aon Holdings bv))
Alexander Coyle Hamilton Ltd., Dublin, IRELAND (75%)
Alexander Insurance Managers (Luxe-mbourg) S.A., LUXEMBOURG (99.80%) Alexander & Alexander S.R.O., Prague, CZECH REPUBLIC
Alexander & Alexander Kft., Budapest, HUNGARY
Alexander & Alexander Scandinavia AB, Stockholm, SWEDEN
Alexander & Alexander Insurance Brokers Ltd., Warsaw, POLAND
Fides Alexander (A.G.), Geneva/Zurich SWITZERLAND (45%)
Alexander & Alexander Holding B.V., Amsterdam, NETHERLANDS
Bekouw Mendes C.V., Amsterdam
Firma A.J. Driessen C.V., Amsterdam
Alexander & Alexander B.V., Amsterdam/Rotterdam/The Hague
Bekouw Mendes Reinsurance B.V., Amsterdam
Alexander Consulting Groep B.V., Amsterdam
Brons Orobio Groep B.V., Amsterdam
Brons van Lennep B.V., Amsterdam
Orobio Mees Herman B.V., Amsterdam
N.V. Verzekering Maatschappij van 1890, Amsterdam
Alexander & Alexander (Hong Kong) Holdings Ltd., HONG KONG
Alexander Lippo (Hong Kong) Ltd., HONG KONG (50%) remaining 50% owned by AOn Holdings Hong Kong Ltd.)
Alexander & Alexander Holdings (New Zealand) Ltd., NEW ZEALAND
The Alexander Consulting Group Ltd., NEW ZEALAND
Alexander & Alexander Ltd., Auck-land/Blenheim/Christchurch/ Dunedin/Gisborne/Hamilton/Hastings/Masterton/Nelson/New
Plymouth/Takapuna/Wellington, NEW ZEALAND
Adam & Adam Ltd., NEW ZEALAND
Alexander Howden Rein-surance Brokers (NZ) Ltd.
International In-surance Brokers Ltd. New Zealand
Alexander & Alexander Ltd., Lae/Port Moresby, FIJI
Aon Holdings New Zealand Ltd. (formerly Rollins- Hudig Hall Hol-dings Ltd.), Auck-land
Aon Risk Services New Zealand Pty. Ltd., Auckland/Blenheim Christchurch/Dunedin/Gisborne/Hamilton/Hastings/Masterton/
Nelson/New Plymouth/Takapuna/Wellington
Claims Control Ltd., Auckland
Stenhouse (South East Asia) Pte. Ltd., SINGAPORE
Alexander & Alexander Asia Holdings Pte Ltd., SINGAPORE

Alexander Howden Far East Pte Ltd., SINGAPORE
Alexander Howden Group (Asia) Pte Ltd., SINGAPORE
Alexander & Alexander Pte Ltd., SINGAPORE (100%)
Alexander & Alexander (Malaysia) Sdn Bhd (49%), Johor/Kuala
Lumpur/Penang/Perak, MALAYSIA
Alexander & Alexander (Taiwan) Ltd., Bangkok/Taipei, TAIWAN
                                                                          -50%
Alexander & Alexander Insurance Agency Ltd., TAIWAN
                                                                          -50%
Alexander & Alexander Risk Management Services (Taiwan) Ltd.
TAIWAN (50%)
Bruns ten Brink Groep bv, Amsterdam, NETHERLANDS (71.43%) (remaining shares held by Alexander & Alexander Europe Ltd., UK (7.15%) and
Alexander & Alexander Services UK, Plc., UK (21.42%))
Aon Portugal - Corretores de Seguros, S.A. (formerly CONSEGURO
Corretores de Seguros, S.A.), Lisbon/Covilha, PORTUGAL
Alexander & Alexander Corretores de Seguros Lda., Lisbon

AON CORPORATION CANADIAN SUBSIDIARIES
-------------------------------------
COMPANY NAME
120524 Canada Inc.
Alexander & Alexander Services Canada Inc.
Aon BEP Inc.
Aon Canada Inc.
Aon Consulting Inc.
Aon Consulting, Limited
Aon Direct Group Inc.
Aon Direct  Research & Analytics Group Inc.
Aon Re Canada Inc.
Aon Reed Stenhouse Inc.
Aon Risconcept Inc.
Assurances D.M.L. Itee
B E P International (Canada) Holding Inc.
B E P International Holding Inc.
B.N. Shepp  Associates Ltd.
Bene-Fund Administrative Services Ltd.
Cananwill Canada Limited
Dale Intermediaries Ltd.
Dale-Parizeau International Inc.
Dominion Mutual Insurance Brokers Ltd.
Dunn-Parizeau (1995) Inc.
Entertainment Managers Insurance Services, Inc.
Gestas (1995) Inc.
Groupe DPI Inc.
IOC Reinsurance Brokers Ltd.
K & K Insurance Brokers, Inc. Canada
La Societe de Courtage Meloche Alexander Inc.
Leslie & Godwin Insurance Brokers Ltd.
Minet Inc.
MLH & A (Canada) Inc.

MLH International Inc.
Poitras, Lavigueur (1995) Inc.
RBH General Agencies (Canada) Inc.
Risk Management Consultants of Canada Ltd.
Ryan Warranty Services Canada, Inc.
Ryan Warranty Services Quebec, Inc.
Societe canadienne de gestion de reassurance, inc.
Sodarcan Inc.
Sodartec Inc.
Y&D Properties Ltd.


ITEM 25. INDEMNIFICATION.

         See Article VII of the Trust's Agreement and Declaration of Trust, filed as Exhibit (a)(1) to this Registration Statement, which provision is incorporated herein by reference.

         The Investment Advisory Agreements between the Trust and Aon Advisers, Inc. ("Adviser") each provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under the Investment Advisory Agreements), neither the Adviser nor any of its officers, directors, employees or agents shall be subject to liability to the Trust or to any shareholder or to any other person with a beneficial interest in the Trust for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreements, including without limitation any error of judgment or mistake of law or for any loss suffered by the Trust or any shareholder or other person in connection with the matters to which these Amendments relate, except to the extent specified in section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

         In addition, the Trust maintains a directors and officers "errors and omission" liability insurance policy under which the Trust and its directors and officers, among other persons, are named insured.


ITEM 26  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

         The Trust's investment advisor, Aon Advisors, Inc., is a wholly-owned subsidiary of Aon Corporation. Aon Advisors, Inc. provides investment advice and management to other investment companies, pension plans, corporations and other organizations. Assets under management include equity securities, fixed income securities and real estate.

         Set forth below is a list of the directors and principal officers of Aon Advisors, Inc., indicating each business, profession, vocation, or employment of a substantial nature in which each person has been engaged at any time during the past two fiscal years, for his or her own account or in the capacity of director, officer, partner or trustee.

 NAME AND POSITION WITH         OTHER BUSINESS, PROFESSION,
 AON ADVISORS, INC.             VOCATION, OR EMPLOYMENT
 ----------------------         ---------------------------
Michael A. Conway               Director and President, Aon Advisors, Inc., since
Director and President 1990;    Director and Senior Vice President -- Investments, Combined
                                Insurance Company of

                                       83

                                America, since 1990; Senior Vice President and
                                Senior Investment Officer, Aon Corporation, since 1990.

Mark B. Burka                   Senior Executive Director, Aon Advisors, Inc.,
Senior Executive Director       effective April 1, 1998; Executive Director, Aon
                                Advisors, Inc., since 1990; Vice President --
                                Investments, Combined Insurance Company of
                                America, since 1984.


Ivan Berk                       Senior Executive Director, Aon Advisers, Inc., since
Senior Executive Director       1997; Executive Director, Aon Advisors, Inc., since
                                1993.

John Lagedrost                  Executive Director, Aon Advisors, Inc. since 1997;
Executive Director              Senior Portfolio Manager since 1996; Vice President
                                since April 1995.

George Lawler                   Treasurer, Aon Advisors, Inc. since 1998; Vice
Treasurer                       President Finance, Combined Insurance Company
                                of America  since 1993; Vice President Finance,
                                Virginia Surety Company since 1997.

         Brinson Partners, Inc. provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of December 31, 1998 had approximately $173 billion in assets under management. It presently acts as investment adviser to Fort Dearborn Income Securities, Inc., a closed-end investment company; The Enterprise Group of Funds, Inc. -- International Growth Portfolio, an open-end investment company; the Enterprise Accumulation Trust - International Growth Portfolio, an open-end investment company; The Hirtle Callaghan Trust -- The International Equity Portfolio, a diversified, open-end management investment company; John Hancock Variable Series Trust I -- International Balanced Portfolio, an open-end management investment company; Republic Funds - Republic Equity Fund, an open-end management investment company; Managed Accounts Services Portfolio Trust-PACE Large Company Value Equity Invests, an open-end management investment company; Nationwide Advisory Services-Prestige Large Cap Value Fund, an open-end management investment company; The Brinson Funds, an open-end management investment company; and Brinson Relationship Funds, an open-end management investment company.

         For information as to any other business, vocation or employment of a substantial nature in which each officer of Brinson Partners, Inc., is or has been engaged for his own account or in the capacity of officer, employee, partner or trustee, reference is made to the Form ADV (File#34910) filed by it under the Investment Advisers Act of 1940, as amended.



ITEM 27. PRINCIPAL UNDERWRITERS.

(a)      None.

(b)      Affiliations of Directors and Officers:

         Set forth below is a list of directors and principal officers of Aon Securities Corporation ("ASC"), indicating the positions and offices held with ASC and with the Registrant. The principal business address of each person listed below is 123 N. Wacker Drive, Chicago, Illinois 60606.

                                                               POSITIONS AND
                       POSITIONS AND OFFICES                   OFFICES WITH
NAME                   WITH PRINCIPAL UNDERWRITER              FUND
----                   --------------------------              -------------
Kevin R. Callahan      Chairman of the Board of Directors      None

Michael A. Conway      Director                                President and
                                                               Trustee

Kevin P. Diamond       President, Director, and                None
                       General Securities Principal

Brian H. Lawrence      Controller and Financial Operations     Controller
                       Principal

(c)      Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules thereunder and Rule 2a-7 under the 1940 Act will be maintained at the offices of the Trust, the Trust's custodian, Firstar Mutual Fund Services LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, or the Trust's investment adviser, Aon Advisors, Inc., 123 North Wacker Drive, Chicago, Illinois 60606.


ITEM 29. MANAGEMENT OF SERVICES.

         There are no management related service contracts not discussed in Part A or Part B.


ITEM 30. UNDERTAKINGS.

         The Trust hereby undertakes to furnish, upon request and without charge, to each person to whom a prospectus for the Fund is delivered a copy of the Trust's latest annual report to shareholders.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on March 1, 1999.


                                            AON FUNDS


                                            By: /s/ Michael A. Conway
                                               ------------------------
                                            Michael A. Conway
                                            President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on March 1, 1999.

/s/  Michael A. Conway             In his own capacity as President and Trustee,
-----------------------------      and as Attorney-in-Fact for each of the
Michael A. Conway                  Trustees and Officers of the Trust asterisked
                                   below

/s/  Arlene H. Hardy               Treasurer (principal  financial officer)
-----------------------------
Arlene H. Hardy

/s/  Brian Lawrence                Controller (principal accounting officer)
-----------------------------
Brian Lawrence

          *                        Trustee
-----------------------------
Michael A. Cavataio

          *                        Trustee
-----------------------------
Charles A. Tribbett

          *                        Trustee
-----------------------------
Carleton D. Pearl

          *                        Trustee
-----------------------------
Richard J. Peters

                          EXHIBITS FILED WITH FORM N-1A

Exhibit  Description of Exhibit
-------  ----------------------
(j)               Consent of  Ernst & Young LLP